[FRONT COVER]

Semi-Annual Report
April 30, 2000

[COVER GRAPHICS: ACORN, COLUMN, GRADUATION CAP, HANDSHAKE]

GALAXY EQUITY FUNDS

Galaxy Funds

Galaxy Asset Allocation Fund

Galaxy Equity Income Fund

Galaxy Growth and Income Fund

Galaxy Strategic Equity Fund

Galaxy Equity Value Fund

Galaxy Equity Growth Fund

Galaxy International Equity Fund

Galaxy Small Cap Value Fund

Galaxy Small Company Equity Fund

                                                            [Galaxy Funds Logo]

CHAIRMAN'S MESSAGE

Dear Shareholder:

      Enclosed is the Galaxy Equity Funds' semi-annual report for the six months ended April 30, 2000. The report includes a Market Overview that explains the different economic and market factors influencing stock investments during this time. Following the Market Overview are individual reviews that describe how Fleet Investment Advisors Inc. managed each of the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of April 30, 2000 appear at the end of the report.

      With continuing economic recovery abroad and relatively low interest rates and inflation at home, U.S. growth remained strong in the past six months. This benefited firms in many stock sectors, and the major market indices performed well by historic standards. Stock prices became increasingly volatile during the period, however. Many individual shares experienced deep corrections, as others rose to new highs. Against the backdrop of robust growth, investors were concerned that attempts by the Federal Reserve to keep inflation in check with higher interest rates could bring slower growth down the road. At the same time, investors became increasingly concerned about the high prices of technology shares.

      Of course, market volatility, while unsettling, is part of the normal ups and downs that occur with most investments. This is important to remember with all the talk about the effect of "new economy" industries like technology on the market behavior of stocks. In recent months the stock market has been caught up in "momentum investing," in which the prices for many technology shares have outstripped their fundamentals. Most analysts believe, however, that there will always be demand for investments in the "old economy" sectors represented by industrial and retail firms. Such demand was clearly evident in the final weeks of the reporting period, when investors shifted out of technology stocks into both other equities and bonds.

      During this time, many investors decided to stick with the portfolio strategies that they had set to meet long-term investment goals. One strategy that has served investors well over time is diversification. By using the broad array of portfolios offered by the Galaxy Funds, you can reduce the impact of market volatility on your returns. You may also be able to stabilize returns by diversifying across a range of market sectors and asset classes. Because individual sectors and classes often move in different directions, such diversification improves the chance that some part of your portfolio will perform well within a given period.

      With many stock, bond and money market funds from which to choose, the Galaxy Funds can provide much of the diversification you need. Following the completion of the reorganization of the Boston 1784 Funds into the Galaxy Funds in June, you will have even more funds from which to choose. Your financial professional can help you select a mix of funds that suits your particular investment goals and make sure that your asset allocations remain in place through any major market changes.

      If you have any questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252). You can also visit one of our investment professionals located at Fleet Bank branches.

      Sincerely,



  /s/ Dwight E. Vicks, Jr.
      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees

[START SIDEBAR]
MUTUAL FUNDS:

(BULLET) ARE NOT BANK DEPOSITS
(BULLET) ARE NOT FDIC INSURED
(BULLET) ARE NOT OBLIGATIONS OF FLEET BANK
(BULLET) ARE NOT GUARANTEED BY FLEET BANK
(BULLET) ARE SUBJECT TO INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL
         AMOUNT INVESTED

[END SIDEBAR]

MARKET OVERVIEW

EQUITY MARKET OVERVIEW
BY FLEET INVESTMENT ADVISORS INC.
      In the face of increased volatility over the past six months, major stock market indices again earned returns that were well above their historic averages. Although short-term interest rates rose sharply during the reporting period, stocks benefited from continued strength in the economy and additional sharp gains in the technology sector for much of this time.
      For the six months ended April 30, 2000, the Standard & Poor's 500 Index (the "S&P 500 Index"), which represents large-cap stocks, earned a total return of 7.18%. With strong gains from the technology sector, small-cap stocks represented by the Russell 2000 Index had a total return of 18.72% for the period. As continued improvements in economies abroad offset the negative effects of higher interest rates and a sharp decline in foreign technology shares at the end of the period, the Morgan Stanley Europe, Australasia and Far East Index ("EAFE Index") earned a total return of 6.72%.
      By taking profits in technology shares and other issues once they reached our price targets, and investing the proceeds in a diversified mix of stocks with greater price appreciation potential, we helped the Galaxy Equity Funds make the most of market gains and buffered the value of the Funds' shares against price declines at the end of the period.

MARKET LEADERSHIP BROADENS
      After improving at an annualized rate of 5.5% in the third quarter of 1999, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved by 7.3% in the fourth quarter. Although inflation remained relatively moderate at an annual rate of about 2.6%, the Federal Reserve (the "Fed") worried that the very strong pace of GDP growth would eventually push inflation higher.
      Because the short-term rate hikes of 25 basis points (0.25%) each imposed in June and August of 1999 had not yet caused growth to slow, the Fed raised rates another 25 basis points on November 16. Bond yields rose in response to the rate hike and expectations for additional hikes in the future. From November 1, when the reporting period began until December 31, 1999, the yield for long-term Treasuries had increased from 6.16% to 6.48%.
      While bond prices fell during this time, stock prices continued to rally. Stocks benefited both from the strong pace of economic growth with moderate inflation and from a surge of "momentum investing" that drove technology issues to stratospheric heights.
      With GDP growth improving at a rate of 5.4% in the first quarter of 2000, and tight employment and rising energy costs keeping upward pressure on inflation, the Fed imposed two more rate hikes of 25 basis points each on February 2 and March 21. These actions, which brought the total rate increase to 125 basis points since June 1999, drove short-term yields to their highest levels since April 1991.
      After rising through the middle of January, long-term yields began to decline. As a federal budget surplus appeared that was larger than expected, the Treasury Department cut back on issues of new debt and bought back many longer-maturity bonds. Although long-term yields backed up in April on anticipation of further rate hikes by the Fed, the yield for 30-year Treasuries ended the reporting period at 5.96%.
      Stock prices became increasingly volatile in this environment. For much of the first quarter, a narrow group of technology issues continued to dominate market performance, as momentum investing remained intact. By March, however, the market had broadened significantly, as investors shifted from the very overpriced stocks of the "new economy" into the more reasonably priced "old economy" issues.
      Despite the Fed's actions, economic growth still showed little sign of slowing. The continued strength was due in large part to a stock market-related "wealth effect" that offset the impact of higher interest costs on corporate profits. With continued upward pressure on prices, however, the annual rate of inflation had risen to 3.7% by March. As investors anticipated more rate hikes by the Fed, bond yields moved sharply higher and prices fell for stocks throughout the market. After returning 2.3% for the first quarter of 2000, the S&P 500 Index lost 3.01% during the month of April. Following a return of 7.08% for the first quarter, the Russell 2000 Index lost 6.02% in April. Foreign stocks also suffered, driving the EAFE Index down by 5.26% in April.

[START SIDEBAR]

"WITH GDP GROWTH IMPROVING AT A RATE OF 5.4% IN THE FIRST QUARTER OF 2000, AND
  TIGHT EMPLOYMENT AND RISING ENERGY COSTS KEEPING UPWARD PRESSURE ON INFLATION, THE FED IMPOSED TWO MORE RATE HIKES OF 25 BASIS POINTS EACH ON FEBRUARY 2 AND MARCH 21."

[END SIDEBAR]

FOCUS ON VALUE AND DIVERSIFICATION
      After outperforming for most of 1999, stocks of larger companies gave up their market leadership to shares of smaller firms during the reporting period. While investors remained focused on a narrow band of technology issues for much of this time, by the end of the period there was much greater interest in the significant values available in other industry sectors.
      Given the extremely high prices for technology shares, we limited investments for the Galaxy Equity Funds to technology issues that offered the best relative value. In addition, we routinely took profits out of investments in the sector that had performed well and put the proceeds into other technology shares or stocks from other sectors with better price appreciation potential. As always, we kept the Funds' portfolios diversified among a wide range of industry groups. These strategies significantly enhanced the Funds' performance when investors abandoned technology stocks for better-priced issues at the end of the period.


MANY ATTRACTIVE OPPORTUNITIES
      Unless economic growth slows substantially in coming months, or stock prices move sharply lower, we expect the Fed to continue raising interest rates through the summer of 2000. While investors anticipate when the Fed will raise rates, and how large the rate hikes might be, stock prices should remain relatively volatile.
      While higher interest rates suggest slower growth and lower corporate profits down the road, stocks should benefit in the near term from recent strength in profits. The broadening of stock market performance in March and April could continue if investors keep their rediscovered focus on stock fundamentals. The volatility of the past several months has created many attractive investment opportunities in quality stocks with strong growth potential.
      With the long-term outlook for stocks still quite bright, we plan to make the most of these opportunities in the months ahead. As before, we expect to stick with our long-term investment disciplines and invest in well-diversified portfolios of high-quality securities with reasonable valuations. This should continue to serve the Funds well in times of temporary market volatility.

[START SIDEBAR]

"AFTER OUTPERFORMING FOR MOST OF 1999, STOCKS OF LARGER COMPANIES GAVE UP THEIR
  MARKET LEADERSHIP TO SHARES OF SMALLER FIRMS DURING THE REPORTING PERIOD."

[END SIDEBAR]

PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES
                                                                     10 YEARS/
AS OF APRIL 30, 2000           6 MONTHS (DAGGER) 1 YEAR   5 YEARS  LIFE OF FUND*
-------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 12/30/91)           7.77%         7.50%    16.47%     12.48%
 ............................................................................
Equity Income Fund
(INCEPTION DATE 12/14/90)           4.75          1.99     17.27      14.51
 ............................................................................
Growth and Income Fund
(INCEPTION DATE 12/14/92)           8.34          4.35     18.86      16.34
 ............................................................................
Strategic Equity Fund
(INCEPTION DATE 3/4/98)            12.84         (1.03)      N/A       5.85
 ............................................................................
Equity Value Fund
(INCEPTION DATE 9/1/88)             9.42          2.91     20.01      15.79
 ............................................................................
Equity Growth Fund
(INCEPTION DATE 12/14/90)          20.48         25.43     26.72      19.61
 ............................................................................
International Equity Fund
(INCEPTION DATE 12/30/91)          11.49         24.03     17.18      13.43
 ............................................................................

Small Cap Value Fund
(INCEPTION DATE 12/30/91)          16.22         16.56     17.55      14.48
 ............................................................................

Small Company Equity Fund
(INCEPTION DATE 12/30/91)          51.02         71.07     18.81      15.07
----------------------------------------------------------------------------
(DAGGER)  Unannualized total returns.
* Return figures shown are average annual total returns for the 10 years ended April 30, 2000 for the Equity Value Fund and for the period from inception through April 30, 2000 for each other Fund.

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*
                                                                10 YEARS/
AS OF APRIL 30, 2000    6 MONTHS (DAGGER) 1 YEAR   5 YEARS     LIFE OF FUND****
--------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 12/30/91)     3.63%        3.26%     15.38%        11.83%
 .........................................................................
Equity Income Fund**
(INCEPTION DATE 12/14/90)     0.58        (2.30)     15.86         13.74
 .........................................................................
Growth and Income Fund
(INCEPTION DATE 2/12/93)      4.14         0.22      17.64         15.81
 .........................................................................
Strategic Equity Fund
(INCEPTION DATE 3/4/98)       8.35        (5.10)       N/A          3.51
 .........................................................................
Equity Value Fund**
(INCEPTION DATE 9/1/88)       5.20        (1.25)     18.66         15.10
 .........................................................................
Equity Growth Fund**
(INCEPTION DATE 12/14/90)    15.76        20.23      25.24         18.83
 .........................................................................
International Equity Fund
(INCEPTION DATE 12/30/91)     7.07        18.80      15.64         12.48
 .........................................................................
Small Cap Value Fund
(INCEPTION DATE 12/30/91)    11.56        11.71      16.25         13.89
 .........................................................................
Small Company Equity Fund
(INCEPTION DATE 12/30/91)    45.11        63.96      17.32         14.17
-------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS -- PRIME A SHARES***

AS OF APRIL 30, 2000         6 MONTHS (DAGGER) 1 YEAR   5 YEARS   LIFE OF FUND
------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 11/1/98)              1.82%     1.47%     N/A         11.69%
 ............................................................................
Growth and Income Fund
(INCEPTION DATE 11/1/98)              2.34     (1.42)     N/A         11.36
 ............................................................................
Equity Growth Fund
(INCEPTION DATE 11/1/98)             13.77     18.33      N/A         28.07
 ............................................................................
International Equity Fund
(INCEPTION DATE 11/1/98)              5.22     16.85      N/A         23.12
 ............................................................................
Small Cap Value Fund
(INCEPTION DATE 11/1/98)              9.68      9.98      N/A         10.46
----------------------------------------------------------------------------
(DAGGER)  Unannualized total returns.
* Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.
** Retail A Shares of the Equity Value Fund and Equity Growth Fund were first issued during the fiscal year ended October 31, 1991 and Retail A Shares of the Equity Income Fund were first issued during the fiscal year ended October 31, 1992. The returns for prior periods represent the returns for Trust Shares of the Funds. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Funds were the same because each series of shares had the same expenses.
*** Return figures include the effect of the maximum 5.50% front-end sales charge.
**** Return figures shown are average annual total returns for the 10 years ended April 30, 2000 for the Equity Value Fund and for the period from inception through April 30, 2000 for each other Fund.


AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**
                                6 MONTH          6 MONTH           1 YEAR            1 YEAR        LIFE OF FUND     LIFE OF FUND
                             RETURN BEFORE    RETURN AFTER      RETURN BEFORE     RETURN AFTER     RETURN BEFORE    RETURN AFTER
                              CONTINGENT       CONTINGENT        CONTINGENT        CONTINGENT       CONTINGENT       CONTINGENT
                            DEFERRED SALES   DEFERRED SALES    DEFERRED SALES    DEFERRED SALES   DEFERRED SALES   DEFERRED SALES
AS OF APRIL 30, 2000       CHARGE DEDUCTED  CHARGE DEDUCTED*   CHARGE DEDUCTED  CHARGE DEDUCTED*  CHARGE DEDUCTED CHARGE DEDUCTED*
                               (DAGGER)         (DAGGER)
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 3/4/96)          7.25%            2.25%             6.51%             1.51%           13.56%           13.40%
 ..............................................................................................................................
Equity Income Fund
(INCEPTION DATE 11/1/98)         4.18            (0.22)             0.90             (3.35)            9.12             6.88
 ..............................................................................................................................
Growth and Income Fund
(INCEPTION DATE 3/4/96)          7.82             2.82              3.39             (1.48)           15.88            15.73
 ..............................................................................................................................
Strategic Equity Fund
(INCEPTION DATE 3/4/98)         12.32             7.40             (2.02)            (6.31)            4.58             3.23
 ..............................................................................................................................
Equity Value Fund
(INCEPTION DATE 3/4/96)          8.92             4.21              1.82             (2.58)           16.58            16.43
 ..............................................................................................................................
Equity Growth Fund
(INCEPTION DATE 3/4/96)         19.81            14.81             24.02             19.02            23.95            23.83
 ..............................................................................................................................
International Equity Fund
(INCEPTION DATE 11/1/98)        10.86             5.86             22.72             17.72            26.63            24.24
 ..............................................................................................................................
Small Cap Value Fund
(INCEPTION DATE 11/1/98)        15.58            10.58             15.31             10.31            13.67            11.17
 ..............................................................................................................................
Small Company Equity Fund
(INCEPTION DATE 3/4/96)         50.23            45.23             69.37             64.37            13.88            13.72
------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS -- PRIME B SHARES**
                                6 MONTH          6 MONTH           1 YEAR            1 YEAR        LIFE OF FUND     LIFE OF FUND
                             RETURN BEFORE    RETURN AFTER      RETURN BEFORE     RETURN AFTER     RETURN BEFORE    RETURN AFTER
                              CONTINGENT       CONTINGENT        CONTINGENT        CONTINGENT       CONTINGENT       CONTINGENT
                            DEFERRED SALES   DEFERRED SALES    DEFERRED SALES    DEFERRED SALES   DEFERRED SALES   DEFERRED SALES
AS OF APRIL 30, 2000       CHARGE DEDUCTED  CHARGE DEDUCTED*   CHARGE DEDUCTED  CHARGE DEDUCTED*  CHARGE DEDUCTED CHARGE DEDUCTED*
                               (DAGGER)         (DAGGER)
----------------------------------------------------------------------------------------------------------------------------------

Asset Allocation Fund
(INCEPTION DATE 11/1/98)         7.35%            2.35%             6.61%             1.61%           11.02%            8.46%
 ..............................................................................................................................

Growth and Income Fund
(INCEPTION DATE 11/1/98)         7.85             2.85              3.50             (1.37)           14.79            12.28
 ..............................................................................................................................

Equity Growth Fund
(INCEPTION DATE 11/1/98)        19.91            14.91             24.26             19.26            32.32            29.99
 ..............................................................................................................................

International Equity Fund
(INCEPTION DATE 11/1/98)        10.93             5.93             22.83             17.83            26.91            24.52
 ..............................................................................................................................

Small Cap Value Fund
(INCEPTION DATE 11/1/98)        15.73            10.73             15.46             10.46            13.88            11.37

------------------------------------------------

(DAGGER) Unannualized total returns.
*        As if shares were redeemed at end of period.
** Retail B Shares and Prime B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years and Prime B Shares automatically convert to Prime A Shares after eight years.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED.

PORTFOLIO REVIEWS

GALAXY ASSET ALLOCATION FUND
BY DON JONES
PORTFOLIO MANAGER
      As stock prices became increasing volatile over the past six months, the Galaxy Asset Allocation Fund benefited from a relatively defensive position that included a sizable allocation to bonds. Although rising interest rates pushed bond prices lower for part of the period, the price declines were not as large as those for stocks. In the meantime, the higher yields that bonds enjoyed added to Fund returns. Of further benefit were strong gains by many of the Fund's stock investments.
      For the six months ended April 30, 2000, Trust Shares of the Galaxy Asset Allocation Fund earned a total return of 7.77%. For the same period, its Retail A Shares returned 7.66% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 7.25% before deducting the maximum 5.00% contingent deferred sales charge. Prime A Shares of the Fund returned 7.74% before deducting the maximum 5.50% front-end sales charge, and Prime B Shares of the Fund returned 7.35% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.)
      These returns compare with a total return of 8.12% for the average flexible fund tracked by Lipper Analytical Services Inc. ("Lipper"). During the same time, the S&P 500 Index, which tracks the performance of stocks only, returned 7.18%.

TECHNOLOGY SHARES PERFORM WELL
      Throughout the period we maintained a well-diversified portfolio of stocks with reasonable prices. At the end of 1999, strong gains from the Fund's technology, retail and oil-services positions helped offset the disappointing performance of stocks in the drug and financial sectors. During this time we added selectively to the Fund's technology, consumer retail, financial and electronics positions, while taking profits in selected industrial, office equipment, beverage and paper firms.
      The Fund's technology positions continued to perform well in the first months of 2000, offsetting further disappointments from drug and financial shares. We continued to add selectively to the Fund's technology holdings, while also boosting investments in biotech firms. We used cash reserves and proceeds from the sale of drug and food shares to pay for these purchases. Within the financial sector, we traded shares with less potential for appreciation for several new investment opportunities. In the bond portfolio, which remained approximately 40% of assets throughout the period, we added investments in corporate bonds whose prices had become particularly attractive.

WATCHING FOR NEW OPPORTUNITIES
      The Fund's cash position at April 30, 2000 was 10% of equities, down from 15% at the start of the reporting period. If stock prices decline further, we may start to move money from the bond portfolio into stocks as well, to take advantage of new investment opportunities. In the meantime, we may continue to add corporate bonds when we find issues with appealing prices. As always, we expect to invest in higher-quality issues, which should outperform as higher interest rates increase the possibility of slower economic growth and lower corporate profits.
      In the equity portfolio, a shift from drug to biotech stocks should serve the Fund well, given the promising growth potential for biotech shares. Our broadening into more reasonably priced technology areas like telecommunications, storage and connection devices could further enhance returns. In the months ahead we plan to sell oil-service shares and other issues that have performed well, which would increase the resources available for new investments.

[PHOTO OMITTED]

[START SIDEBAR]

DON JONES BECAME MANAGER OF THE GALAXY ASSET ALLOCATION FUND IN APRIL 1995. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1977.

[END SIDEBAR]

PORTFOLIO REVIEWS

GALAXY ASSET ALLOCATION FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
CORPORATE NOTES AND BONDS                     15%
COMMON STOCKS                                 55%
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES    3%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS        20%
FOREIGN BONDS                                  1%
COMMERCIAL PAPER & NET OTHER ASSETS
   AND LIABILITIES                             6%


GALAXY ASSET ALLOCATION FUND

GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     GALAXY      GALAXY      GALAXY      GALAXY      GALAXY
                      ASSET       ASSET       ASSET       ASSET       ASSET
                   ALLOCATION  ALLOCATION  ALLOCATION  ALLOCATION  ALLOCATION
                      FUND-       FUND-       FUND-       FUND-       FUND-
          S&P 500   RETAIL A    RETAIL B     TRUST      PRIME A     PRIME B
           INDEX     SHARES      SHARES      SHARES      SHARES      SHARES
12/30/91   10000       9625                  10000
1992       10295       9899                  10285
1993       11830      11124                  11558
1994       12284      10900                  11335
1995       15528      13452       10000      14019
1996       19270      15728       10271      16429
1997       25458      18911       12454      19785
1998       31186      21134       14314      22115        9450      10000
1999       38978      23581       15618      24736       10366      10391
4/30/00    41777      25387       16865      26657       11169      11292

* SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A SHARES AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B AND PRIME B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH YEAR AFTER PURCHASE) AND THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE), RESPECTIVELY, AS IF SHARES WERE REDEEMED ON APRIL 30, 2000. THE S&P 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

GALAXY EQUITY INCOME FUND
BY ED KLISIEWICZ
PORTFOLIO MANAGER

      With prices for many technology stocks far exceeding the earnings prospects of their firms in recent months, the Galaxy Equity Income Fund remained underweighted in technology shares. While this strategy reduced the Fund's participation in the sector's gains during the period, it helped protect the value of Fund shares when the technology sector finally weakened. In the meantime, the Fund enjoyed strong returns from many individual technology holdings. These returns, plus good performance from other positions in the portfolio, helped the Fund compare favorably during the reporting period with other funds that have similar investment objectives.
      For the six months ended April 30, 2000, the Fund's Trust Shares had a total return of 4.75%. Over the same time, its Retail A Shares had a total return of 4.50% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares had a total return of 4.18% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) Those returns compare to a total return of 0.65% for the average equity income fund tracked by Lipper. Over the same time, the S&P 500 Index had a total return of 7.18%.

MANY INDIVIDUAL CONTRIBUTIONS
      As technology stocks soared at the end of 1999, the Fund benefited from strong gains by technology positions such as Hewlett-Packard, Intel, and Cisco Systems. A rebound by its consumer staples shares further enhanced returns, along with the strong dividends from its holdings. At this point, we took advantage of new investment opportunities that arose in banking and insurance firms. We paid for these purchases, and for additions to several technology positions, with profits we took in the retail and telecommunications sectors.
      The Fund's technology stocks continued to perform well in the first months of 2000. The earlier additions of financial shares proved beneficial, as holdings such as Firstar Corp. and American International Group rebounded. These performances helped offset disappointing returns from an overweighted utility position, which was hurt by rising interest rates. With the profits from technology issues and other holdings that had

[PHOTO OMITTED]

[START SIDEBAR]

ED KLISIEWICZ HAS BEEN PORTFOLIO MANAGER OF THE GALAXY EQUITY INCOME FUND SINCE ITS INCEPTION IN DECEMBER OF 1990. HE HAS MANAGED PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1970.

[END SIDEBAR]

PORTFOLIO REVIEWS

performed well, we added shares with better price potential. By the end of the period, these and earlier changes had increased the portion of technology positions and reduced the representation of consumer staples and consumer cyclical shares.

WELL POSITIONED FOR MARKET BROADENING
      The Fund's widely diversified portfolio of high-quality stocks should perform well in coming months if the recent broadening in market leadership continues. Investors seem to have realized that many of the "old economy" stocks they had shunned in the past few quarters have values that are quite attractive. If interest rates continue to rise, as we expect, stocks with higher dividends could outperform as investors seek additional stability in a volatile market.

GALAXY EQUITY INCOME FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. GOVERNMENT AND AGENCY OBLIGATIONS,
   REPURCHASE AGREEMENT & NET OTHER
   ASSETS AND LIABILITIES                 5%
BASIC MATERIALS                           4%
CONSUMER STAPLES                         18%
CONSUMER CYCLICAL                        10%
UTILITIES                                11%
INDUSTRIAL                                5%
TECHNOLOGY                               20%
ENERGY                                   10%
FINANCE                                  17%

GALAXY EQUITY INCOME FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     GALAXY      GALAXY      GALAXY
                     EQUITY      EQUITY      EQUITY
                     INCOME      INCOME      INCOME
                      FUND-       FUND-       FUND-
          S&P 500   RETAIL A    RETAIL B     TRUST
           INDEX     SHARES      SHARES      SHARES
12/14/90   10000       9625                  10000
1991       12358      11127                  11561
1992       13589      12207                  12683
1993       15615      13654                  14186
1994       16215      14055                  14615
1995       20497      17179                  17948
1996       25437      20445                  21475
1997       33605      25204                  26585
1998       41166      29836       10000      31526
1999       52243      31988       10444      34010
4/30/00    55994      33428       11047      35626

* SINCE INCEPTION ON 12/14/90 FOR RETAIL A AND TRUST SHARES. SINCE INCEPTION ON 11/1/98 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2000. THE S&P 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.


GALAXY GROWTH AND INCOME FUND
BY GREG MILLER
PORTFOLIO MANAGER
      In a climate where investor sentiment regarding technology stocks dominated market returns, the Galaxy Growth and Income Fund benefited from a selection of technology shares that outperformed the sector as a whole. Of further help was the Fund's diverse mix of reasonably priced investments, which responded well as market leadership broadened in the second half of the reporting period.
      For the six months ended April 30, 2000, the Fund's Trust Shares earned a total return of 8.34%. Over the same time, its Retail A Shares earned 8.18%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares earned 7.82% before deducting the maximum 5.00% contingent deferred sales charge. Prime A Shares of the Fund earned 8.29% before deducting the maximum 5.50% front-end sales charge and Prime B Shares of the Fund earned 7.85% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.)
      These results compare to a return of 3.87% for the average multi-cap value fund tracked by Lipper. For the same period, the S&P 500 Index, which represents a more growth-oriented universe of stocks, had a total return of 7.18%.

STRONG STOCK SELECTION
      Because the prices for technology shares had far outstripped their historic relationship with company earnings, many technology stocks were inappropriate for our value-oriented investment strategy. As a result, the Fund was underweighted in technology shares, versus its benchmark, during the period. While this strategy diminished returns early in the period, when technology

[PHOTO OMITTED]

[START SIDEBAR]

GREG MILLER HAS MANAGED THE GALAXY GROWTH AND INCOME FUND SINCE JULY OF 1998. HE HAS MANAGED EQUITY PORTFOLIOS SINCE 1988.

[END SIDEBAR]

PORTFOLIO REVIEWS

stocks experienced extraordinary gains, it helped returns later on when the sector declined sharply. Meanwhile, the Fund benefited from the outperformance of the technology stocks it did own that represented good value, such as Texas Instruments. Of further benefit was an overweighted position in energy stocks, which outperformed as oil prices rose. Sizable gains by individual energy issues like Baker Hughes and Schlumberger also contributed positively to returns. Good stock selection in the health care area -- with strong performances by companies like American Home Products, Elan, and Pharmacia -- further enhanced returns. During the period we took profits in technology, health care, banking and energy stocks that performed well and added to positions with better price potential. Toward the end of the period we also made several opportunistic trades within the basic materials sector.

CONTINUED VOLATILITY AHEAD
      In the last few months, investors seem to have returned to more traditional methodologies for stock valuations. It is not yet clear, however, whether the market's greater attention to value will continue. Historically, higher interest rates have been particularly damaging to the better-yielding stocks that comprise a large share of the value-oriented universe. In addition, value stocks tend to underperform when the economic outlook is deteriorating.
      As a result, we expect stock prices for value-oriented issues to remain volatile. In such a climate we plan to look for new investment opportunities that can outperform when investor interest in value strengthens.


GALAXY GROWTH AND INCOME FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONVERTIBLE PREFERRED, OTHER COMMON
STOCKS & NET OTHER ASSETS AND LIABILITIES    17%
CONSUMER STAPLES                             17%
CAPITAL GOODS                                 9%
TECHNOLOGY                                   21%
ENERGY                                       11%
FINANCE                                      13%
CONSUMER CYCLICAL                            12%

GALAXY GROWTH AND INCOME FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     GALAXY      GALAXY      GALAXY      GALAXY      GALAXY
                   GROWTH AND  GROWTH AND  GROWTH AND  GROWTH AND  GROWTH AND
                     INCOME      INCOME      INCOME      INCOME      INCOME
                      FUND-       FUND-       FUND-       FUND-       FUND-
          S&P 500   RETAIL A    RETAIL B     TRUST      PRIME A     PRIME B
           INDEX     SHARES      SHARES      SHARES      SHARES      SHARES
12/14/92   10000       9625                  10000
1993       10890       9861                  10256
1994       11548      10548                  10993
1995       14601      12316       10000      12871
1996       16612      15497       10221      16264
1997       10785      18318       11986      19255
1998       29324      25231       16387      26598        9450      10000
1999       36669      26641       16912      28180       10847      10898
4/30/00    39302      28821       18350      30530       11747      11892

*SINCE INCEPTION ON 12/14/92 FOR TRUST SHARES AND 2/12/93 FOR RETAIL A SHARES.
 SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A SHARES AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B AND PRIME B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH YEAR AFTER PURCHASE) AND THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE), RESPECTIVELY, AS IF SHARES WERE REDEEMED ON APRIL 30, 2000. THE S&P 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

GALAXY STRATEGIC EQUITY FUND
BY PETER B. HATHAWAY, CFA
PORTFOLIO MANAGER
      Over the past six months, we maintained the value-driven growth discipline of the Galaxy Strategic Equity Fund. Under this discipline, we seek growth at a reasonable price by emphasizing stocks in depressed market sectors that have high forecast returns. Fund returns lagged early in the period, as the already dearly valued large-cap and technology stocks led the market to new highs. Later, with the valuations of these stocks stretched to their limits, our emphasis on reasonable valuations began to work and the Fund significantly outperformed its market benchmarks.
      For the six months ended April 30, 2000, Trust Shares of the Fund earned a total return of 12.84%. For the same period, its Retail A Shares returned 12.62% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 12.32% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.)
      Over the same time, the average multi-cap core fund tracked by Lipper earned a total return of 13.58% and the S&P 500 Index returned 7.18%.

GROWTH AT A REASONABLE PRICE
      During the reporting period, we witnessed two distinct market environments. At first, gains were driven by a few large-cap and technology stocks. As investors focused on the "new economy" sectors and became captivated by price momentum and high earnings growth at any price, many stocks reached prices that discounted an overly pessimistic view of their future growth and return potential. Although this was frustrating for value-oriented investors, it provided many good investment opportunities. By March 2000, investors began questioning the high valuations of many technology stocks and showed renewed interest in energy and financial issues, as well as stocks of medium-sized companies that were selling at distressed prices.
      The Fund's stock selection of and emphasis on energy and consumer staples shares significantly enhanced returns during this time. While the Fund's selection of technology stocks outperformed their sector, the Fund's technology weighting was half that of its benchmark due to valuation concerns. Consumer cyclical and financial stocks held in the Fund's portfolio did not contribute to results, but continue to offer high return potential.
      During the period, we focused on upgrading the growth potential, earnings visibility and investment stature of the stocks held by the Fund. In doing so, we gave considerable emphasis to top-quality growth stocks that became undervalued due to short-term earnings disappointments. In purchasing four new technology stocks for the Fund, we emphasized information-technology service companies. We also made additions to existing investments in the consumer cyclical and finance sectors. Toward the end of the period we took profits in selected energy stocks that had benefited from higher oil and gas prices. When the period closed, the Fund was overweighted in consumer staples and energy stocks and underweighted in technology shares and the larger mega-cap stocks of the S&P 500.

BRIGHTER OUTLOOK FOR OUT-OF-FAVOR ISSUES
      The major stock indices remain overvalued due to the dominance of a few top-tier large-cap and technology stocks that are still discounting unsustainable earnings growth 10 to 15 years into the future. By contrast, the Fund has a diversified mix of high-quality companies with reasonable valuations.
      The Fund's price-to-sales, price-to-earnings and price-to-book values are 40% below those for the market as a whole. The Fund's top ten holdings, which comprise 31% of its portfolio, are valued at 17 times earnings, in line with their projected long-term earnings growth potential of 17%. By contrast, the ten largest stocks in the S&P 500, which represent 25% of the Index, sell at 35 times earnings. This is twice their long-term estimated earnings growth potential.
      We believe that the stocks in the Fund provide a well-balanced portfolio. Two-thirds of the holdings are large-cap stocks and one-third are mid-cap stocks. Over one-half are stocks of growth companies, with the remainder equally

[PHOTO OMITTED]

[START SIDEBAR]

      PETER HATHAWAY HAS MANAGED THE GALAXY STRATEGIC EQUITY FUND SINCE ITS INCEPTION IN MARCH OF 1998. HE HAS WORKED FOR FLEET INVESTMENT ADVISORS INC., OR ITS PREDECESSORS, SINCE 1965 AND HAS MANAGED INVESTMENTS SINCE 1974.

[END SIDEBAR]

PORTFOLIO REVIEWS

divided between cyclical and value-oriented issues. The 12- to 18-month forecast returns for these shares are more favorable than they have been for some time and now offer good absolute as well as relative value. Barring an economic recession, we believe the Fund is well positioned for a market sensitive to reasonable valuations based on fundamental earnings prospects.

GALAXY STRATEGIC EQUITY FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BASIC MATERIALS                       6%
OTHER COMMON STOCKS                   2%
REPURCHASE AGREEMENT & NET
   OTHER ASSETS AND LIABILITIES       5%
CONSUMER STAPLES                     19%
INDUSTRIAL                           12%
TECHNOLOGY                           17%
ENERGY                               15%
FINANCE                              13%
CONSUMER CYCLICAL                    11%

GALAXY STRATEGIC EQUITY FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     GALAXY      GALAXY      GALAXY
                    STRATEGIC   STRATEGIC   STRATEGIC
                     EQUITY      EQUITY      EQUITY
                      FUND-       FUND-       FUND-
          S&P 500   RETAIL A    RETAIL B     TRUST
           INDEX     SHARES      SHARES      SHARES
3/4/98     10000       9625       10000      10000
4/30/98    10619       9788        9579      10201
10/31/98   10577       9263        9048       9667
4/30/99    12937      10925       10792      11422
10/31/99   13291       9564        9373      10019
4/30/2000  14245      10771       10678      11305

*SINCE INCEPTION ON 3/4/98 FOR TRUST, RETAIL A SHARES AND RETAIL B SHARES.
 PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 3.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE THIRD YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2000. THE S&P 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.


GALAXY EQUITY VALUE FUND
BY G. JAY EVANS, CFA
PORTFOLIO MANAGER
      With a surge of strength at the end of 1999, many technology stocks moved to precarious triple-digit price-to-earnings multiples. Historically, such valuation extremes have led to increased market volatility and leadership reversals, as investors shift to issues that are less extended. Thus, the resilience of the technology stock leadership in the first quarter of 2000 surprised many observers. By the second quarter, however, following a sell-off by stocks in the Nasdaq Index, there was a more defensive tone to the market. With the cost of labor, money, and energy rising, investors became more interested in the value available in capital goods, financial and energy shares. Although an underweighting in technology shares hurt the performance of the Galaxy Equity Value Fund early in the reporting period, strong stock selection helped the Fund outperform when value returned to favor.
      For the six months ended April 30, 2000, Trust Shares of the Fund earned a total return of 9.42%. For the same period, its Retail A Shares returned 9.28% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 8.92% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) Over the same time, the average multi-cap value fund tracked by Lipper returned 3.87% and the S&P 500 Index, which is more representative of growth-oriented firms, returned 7.18%.

GOOD SELECTIVITY
      The investment discipline of the Fund prevented us from overpaying for the network infrastructure and "dot-com" stocks of the Internet that helped drive the technology sector to dizzying heights. Outstanding selectivity, however, more than made up for our underweighting in technology shares.
      The energy sector also contributed to results, due to a rise in oil prices and the Fund's overweighted position in oil- and gas-drilling and completion-service companies. Good selectivity in the financial sector, excellent exposure in communications shares, and an underweighting in

[PHOTO OMITTED]

[START SIDEBAR]

G. JAY EVANS HAS MANAGED THE GALAXY EQUITY VALUE FUND SINCE APRIL OF 1993. HE HAS MANAGED VALUE-ORIENTED PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1978.

[END SIDEBAR]

PORTFOLIO REVIEWS

the weaker consumer staples sector further enhanced the Fund's performance.

OUTLOOK FOR VALUE
      Investors have recently warmed up to value, partly as a defensive move and partly due to the acceleration of earnings growth for many of these companies. In contrast, the growth segment of the S&P 500 Index is experiencing a deceleration in earnings that is inconsistent with its precariously high valuations. Such fundamentals can not be ignored for long.
      Furthermore, as the Fed convinces investors that the economy will slow to a more sustainable pace, confidence should increase in the longer-term outlook for value stocks. As this happens, the Fund should benefit from its bargain-hunting valuation models and the strong effort of its research team.

GALAXY EQUITY VALUE FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHICOMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BASIC MATERIALS                  4%
UTILITIES                        4%
REPURCHASE AGREEMENT & NET
OTHER ASSETS AND LIABILITIES     3%
FINANCE                         13%
ENERGY                          14%
CONSUMER CYCLICAL               21%
CONSUMER STAPLES                 9%
TECHNOLOGY                      23%
INDUSTRIAL                       9%

GALAXY EQUITY VALUE FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     GALAXY      GALAXY      GALAXY
                     EQUITY      EQUITY      EQUITY
                     VALUE       VALUE       VALUE
                      FUND-       FUND-       FUND-
          S&P 500   RETAIL A    RETAIL B     TRUST
           INDEX     SHARES      SHARES      SHARES
9/1/88     10000       9625                  10000
1988       10731      10019                  10410
1989       13552      11441                  11887
1990       12537      10362                  10766
1991       16737      13517                  14045
1992       18404      14282                  14839
1993       21148      17307                  17982
1994       21960      18167                  18889
1995       27760      21948       10000      22915
1996       34450      26663       10081      27968
1997       45512      33233       11898      36321
1998       55752      41216       16645      43453
1999       69669      43486       17169      46074
4/30/2000  74671      47523       18818      50412

*SINCE INCEPTION ON 9/1/88 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON
 3/4/96 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2000. THE S&P 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

GALAXY EQUITY GROWTH FUND
BY BOB ARMKNECHT
PORTFOLIO MANAGER
Strong stock selection and overweightings in key industry sectors helped the Galaxy Equity Growth Fund far outpace both its market benchmark and other funds with similar investment objectives for the six months ended April 30, 2000.
      For the period the Fund's Trust Shares earned a total return of 20.48%. Over the same time, its Retail A Shares earned 20.27% before deducting the 3.75% maximum front-end sales charge, and its Retail B Shares earned 19.81% before deducting the 5.00% maximum contingent deferred sales charge. Prime A Shares of the Fund earned 20.37% before deducting the maximum 5.50% front-end sales charge, and the Fund's Prime B Shares earned 19.91% before deducting the 5.00% maximum contingent deferred sales. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.)
      Over the same period the average return for large-cap core funds tracked by Lipper was 10.80% and the S&P 500 Index earned a total return of 7.18%.

A BROAD EXPOSURE TO GROWTH
      For most of the reporting period, investors favored sectors with strong potential for earnings growth, such as technology, energy, and healthcare. They also showed a preference for industry leaders, where we tend to focus the Fund's investments.

[PHOTO OMITTED]

[START SIDEBAR]

BOB ARMKNECHT HAS BEEN MANAGING THE GALAXY EQUITY GROWTH FUND SINCE ITS INCEPTION IN DECEMBER OF 1990. HE HAS MANAGED EQUITY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC. SINCE 1988.

[END SIDEBAR]

PORTFOLIO REVIEWS

      Over the six-month period, the Fund maintained a broad exposure to growth areas of the economy, with overweightings in several of these areas. Of particular benefit was an overweighting in energy services stocks, like Cooper Cameron and Transocean Sedco Forex, Inc., which magnified a substantial outperformance by individual energy positions. An overweighting in health care stocks, like Elan and American Home Products, which also outperformed, further enhanced Fund returns. The outperformance by holdings in the technology, consumer staples, and communications areas, where the Fund had neutral weightings, made additional contributions to returns. These positives far offset disappointing returns from individual issues like Lucent Technologies, Tellabs, Bristol-Myers Squibb and Procter & Gamble.
      Over the course of the period we trimmed energy and technology stocks that had done well. We put some of the proceeds from these sales into drug and retail shares that looked attractive and used the rest to increase the Fund's cash position.

CONTINUED FOCUS ON QUALITY
      In recent months we have seen investors place greater emphasis on higher quality companies. By moving assets from shares that have become overpriced for issues of quality businesses with better price potential, we have maintained a diversified mix of investments that should continue to serve the Fund well if market leadership broadens further.
      We expect to maintain a larger than usual cash position in coming weeks as we wait for stock prices to digest the higher interest rates imposed by the Fed. Once opportunities develop we plan to deploy those reserves into other quality firms with strong growth potential.

GALAXY EQUITY GROWTH FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REPURCHASE AGREEMENT & NET
   OTHER ASSETS AND LIABILITIES          4%
CONVERTIBLE PREFERRED & OTHER
   COMMON STOCKS                         3%
UTILITIES                                5%
FINANCE                                  9%
TECHNOLOGY                              33%
INDUSTRIAL                               9%
ENERGY                                  11%
CONSUMER CYCLICAL                       12%
CONSUMER STAPLES                        14%

GALAXY EQUITY GROWTH FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     GALAXY      GALAXY      GALAXY      GALAXY      GALAXY
                     EQUITY      EQUITY      EQUITY      EQUITY      EQUITY
                     GROWTH      GROWTH      GROWTH      GROWTH      GROWTH
                      FUND-       FUND-       FUND-       FUND-       FUND-
          S&P 500   RETAIL A    RETAIL B     TRUST      PRIME A     PRIME B
           INDEX     SHARES      SHARES      SHARES      SHARES      SHARES
12/14/90   10000       9625                  10000
1991       12358      11683                  12139
1992       13589      12747                  13244
1993       15615      13840                  14380
1994       16215      14494                  15070
1995       20497      18051       10000      18849
1996       23319      21753       10102      22813
1997       30807      28629       11856      30151
1998       37739      34224       16812      36099        9450      10000
1999       52243      41897       20175      44474       12028      12179
4/30/2000  55994      50390       24311      53584       14478      14804

*SINCE INCEPTION ON 12/14/90 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON
 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A SHARES AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B AND PRIME B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH YEAR AFTER PURCHASE) AND THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE), RESPECTIVELY, AS IF SHARES WERE REDEEMED ON APRIL 30, 2000. THE S&P 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

GALAXY INTERNATIONAL EQUITY FUND
BY THOMAS M. O'NEILL, CHIEF INVESTMENT OFFICER, FLEET INVESTMENT ADVISORS INC., AND OECHSLE INTERNATIONAL ADVISORS, LLC, SUB-ADVISOR

      A strong performance from many individual holdings helped the Galaxy International Equity Fund earn returns for the six months ended April 30, 2000 that far outpaced those for its market benchmark. However, with sizable investments in "new economy" stocks from the technology, telecommunications and media sectors, which corrected sharply at the end of the reporting period, the Fund's performance fell short of the average for other funds with similar investment objectives.
      During the six months ended April 30, 2000, the Fund's Trust Shares earned a total return of 11.49%. Over the same time, its Retail A Shares earned 11.23%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares earned 10.86% before deducting the maximum 5.00% contingent deferred sales charge. The Fund's Prime A Shares earned a total return of 11.34% before deducting the maximum 5.50% front-end sales charge, and the Fund's Prime B Shares earned a total return of 10.93% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.) Those returns compare with 14.16% for the average international fund tracked by Lipper and 6.72% for the EAFE Index.

COUNTRY WEIGHTINGS HELP RETURNS
      As improving economies abroad pushed foreign stock prices higher at the end of 1999, the Fund benefited from overweighted positions in better-performing markets like Germany, Italy and Sweden and underweightings in lesser-performing markets like the United Kingdom and Switzerland. Strong stock selection in both Europe and Japan further enhanced returns, particularly holdings in telecommunications firms.
      The Fund's technology positions continued to perform well at the start of 2000, but then declined sharply in the months that followed, as rising interest rates made foreign stock prices more volatile. The Fund continued to benefit during this time from its underweighted positions in the United Kingdom and Switzerland, which again underperformed, and an overweighted position in the better-performing German market. These positives offset the negative effect of an overweighted position in Italy, which suffered a significant loss during April.
      Throughout the period we took profits in technology stocks and other shares that had performed well and invested the proceeds in shares with better price potential. We continued to focus on companies with significant opportunities for improving returns that are not dependent on lower interest rates. In both Japan and Europe, we are emphasizing firms that can benefit from corporate restructuring.

NEW OPPORTUNITIES
      While the current correction in foreign equity prices has been painful, it has created a more rational assessment of earnings prospects for both the "new" and "old" segments of the economy. Going forward, we expect foreign stock prices to be driven more by company fundamentals than market momentum. This should help to reduce the divergent performance of new economy and old economy shares. We expect to continue to look for investment opportunities in old economy issues that have been previously oversold and in new economy issues that may experience a further correction.

[PHOTO OMITTED]

[START SIDEBAR]

THOMAS M. O'NEILL IS CHIEF INVESTMENT OFFICER OF FLEET INVESTMENT ADVISORS INC., THE FUND'S ADVISOR. OECHSLE INTERNATIONAL ADVISORS, LLC SERVES AS SUB-ADVISOR FOR THE FUND. OECHSLE INTERNATIONAL ADVISORS, LLC IS A FIRM DEDICATED TO INTERNATIONAL INVESTING AND HAS APPROXIMATELY $15 BILLION IN ASSETS UNDER MANAGEMENT.

[END SIDEBAR]

PORTFOLIO REVIEWS

GALAXY INTERNATIONAL EQUITY FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REPURCHASE AGREEMENT & NET
   OTHER ASSETS AND LIABILITIES          6%
CANADA                                   4%
FAR EAST                                30%
EUROPE                                  41%
UNITED KINGDOM                          17%
LATIN AMERICA                            2%

GALAXY INTERNATIONAL EQUITY FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     GALAXY        GALAXY        GALAXY        GALAXY        GALAXY
                 INTERNATIONAL INTERNATIONAL INTERNATIONAL INTERNATIONAL INTERNATIONAL
                     EQUITY        EQUITY        EQUITY        EQUITY        EQUITY
                      FUND-         FUND-         FUND-         FUND-         FUND-
           EAFE     RETAIL A      RETAIL B       TRUST        PRIME A       PRIME B
           INDEX     SHARES        SHARES        SHARES        SHARES        SHARES
12/30/91   10000       9625                      10000
1992        8680       9297                       9660
1993       11970      11748                      12207
1994       13134      12795                      13294
1995       13125      12713                      13291
1996       14499      14093                      14820
1997       15212      16332                      17280
1998       17561      19778         10000        20998          9450         10000
1999       20349      23949         12341        25623         12260         12374
4/30/2000  21716      26638         13836        28568         13650         13882

*SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON
 11/1/98 FOR RETAIL B, PRIME A AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B AND PRIME B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2000. THE EAFE INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

GALAXY SMALL CAP VALUE FUND
BY PETER LARSON
PORTFOLIO MANAGER
      In the face of a market dominance by technology stocks over the past six months, the Galaxy Small Cap Value Fund benefited from changes in its technology weighting that made the most of near-term fluctuations. Of further help were strong performances by many individual technology positions, as well as holdings in other industry sectors. With these positives, the Fund outpaced other funds that had similar investment objectives for the reporting period.
      Over the six months ended April 30, 2000, the Fund's Trust Shares earned a total return of 16.22%. Over the same time, its Retail A Shares earned 15.94% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares earned 15.58% before deducting the maximum 5.00% contingent deferred sales charge. Prime A Shares of the Fund earned a total return of 16.07% before deducting the maximum 5.50% front-end sales charge, and Prime B Shares of the Fund earned a total return of 15.73% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.)
      These returns compare to 13.61% earned for the period by the average small-company value fund tracked by Lipper. The Russell 2000 Index, which represents more growth-oriented shares, earned a total return of 18.72% during this time.

TAKING PROFITS IN TECH SHARES
      With investors focused on technology stocks at the end of 1999, growth shares generally outperformed value-oriented issues. In this climate, the Fund benefited from a sizable position in technology holdings. Of further benefit were holdings in companies involved in mergers, particularly in the consumer cyclical sector, as well as an underweighting in the poorly performing financial group. As individual technology shares reached our price targets, we took profits in those issues and bought health care issues and other stocks that offered better value.
      The large weighting in technology shares continued to benefit the Fund at the beginning of

[PHOTO OMITTED]

[START SIDEBAR]

PETER LARSON HAS MANAGED THE GALAXY SMALL CAP VALUE FUND, AND ITS PREDECESSOR, SINCE 1993. HE HAS MANAGED SMALL COMPANY PORTFOLIOS SINCE 1981.

[END SIDEBAR]

PORTFOLIO REVIEWS

2000. An overweighting in energy stocks, which enjoyed strong gains as oil prices rose, also contributed positively to returns. We continued to shift profits from technology stocks into other positions, including holdings in the utility and financial sectors. By the end of the reporting period, we had cut the Fund's technology weighting significantly. This helped protect the value of Fund shares when the prices of technology shares fell sharply in March and April.

SHIFT IN LEADERSHIP POSSIBLE
      In the final months of the period, the market finally recognized the many attractive investment opportunities available in value-oriented issues. This, combined with a sharp sell off in small-cap growth stocks, may signal a change in leadership within the small-cap sector that should benefit the Fund's value-driven portfolio strategies. In an environment where the prospect for slower growth could cause a pullback in all market sectors, we plan to continue recycling profits that we take in issues that have outperformed into positions whose prices are more attractive.

GALAXY SMALL CAP VALUE FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ENERGY                                     11%
UTILITIES                                   3%
TECHNOLOGY                                  9%
CORPORATE BOND, REPURCHASE AGREEMENT
   & NET OTHER ASSETS AND LIABILITIES       5%
FINANCE                                    13%
CONSUMER CYCLICAL                          16%
BASIC MATERIALS                             1%
INDUSTRIAL                                 22%
CONSUMER STAPLES                           20%

GALAXY SMALL CAP VALUE FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     GALAXY      GALAXY      GALAXY      GALAXY      GALAXY
                    SMALL CAP   SMALL CAP   SMALL CAP   SMALL CAP   SMALL CAP
                      VALUE       VALUE       VALUE       VALUE       VALUE
                      FUND-       FUND-       FUND-       FUND-       FUND-
          RUSSELL   RETAIL A    RETAIL B     TRUST      PRIME A     PRIME B
        2000 INDEX   SHARES      SHARES      SHARES      SHARES      SHARES
12/14/92   10000       9625                  10000
1993       10890      10789                  11212
1994       11548      10967                  11420
1995       14601      13299                  13878
1996       16612      15799                  16568
1997       17299      17416                  18264
1998       24634      25988       10000      27367        9450      10000
1999       22152      22026       10004      23325        9998      10018
4/30/2000  26299      25538       11716      27109       11605      11748

*SINCE INCEPTION ON 12/14/92 FOR TRUST SHARES. SINCE INCEPTION ON 2/12/93 FOR
 RETAIL A SHARES. SINCE INCEPTION ON 11/1/98 FOR RETAIL B, PRIME A AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B AND PRIME B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2000. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

GALAXY SMALL COMPANY EQUITY FUND
BY STEVE BARBARO
PORTFOLIO MANAGER
      The strong upward momentum that propelled technology stocks higher in the past six months proved particularly beneficial to the small company growth sector. With an overweighting in technology shares and exceptional performances from individual technology holdings, among others, the Fund earned exceptional returns for the reporting period that far outpaced those for its market benchmark and other funds with similar investment objectives.
      For the six months ended April 30, 2000, Trust Shares of the Fund had a total return of 51.02%. For the same period, its Retail A Shares earned 50.77% before deducting the maximum 3.75% sales charge, and its Retail B Shares earned 50.23% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5, for total returns after deducting the contingent deferred sales charge.) For the same period, small-cap growth funds tracked by Lipper earned a total return of 37.55% and small-cap stocks in the Russell 2000 Index returned 18.72%.

MAXIMIZING TECHNOLOGY SECTOR GAINS
      As technology stocks led the market's advance at the end of 1999, the Fund benefited from its emphasis on leading technology companies, which outperformed the technology sector as a whole. A solid performance by the Fund's health care positions, as well as an underweighting in the lesser-performing financial group, also helped returns. In this environment, we traded technology shares that had done well for issues in the sector with better value. We also reduced investments in consumer-oriented firms, especially those in interest-sensitive industries.
      As technology stocks continued to dominate market performance in the first months of 2000, the Fund again benefited from its overweighting in the sector and from exceptional performance by its communications shares. The underweighting in financial stocks continued to help with the further increase in interest rates. Such positives offset the negative results of an underweighting in the strongly performing biotech group. We continued to take profits in technology issues that had increased their market capitalizations and bought shares of energy, consumer, financial, transportation and capital goods firms that we felt were more attractive. The reduced weighting in technology served the Fund well when the sector corrected sharply at the end of the reporting period.

FURTHER GAINS FROM TECHNOLOGY SHARES LIKELY
      Technology shares have taken a much-needed breather from their extraordinary gains of the past year. Given the growth opportunities that still exist for the sector, we expect further gains in months to come. The pace of these gains will likely be much slower than before, however. As the technology group regains its footing, there are many other positions in the Fund that should perform well. We plan to use any further market fluctuations to take advantage of new investment opportunities that may arise.

[PHOTO OMITTED]

[START SIDEBAR]

STEVE BARBARO HAS MANAGED THE GALAXY SMALL COMPANY EQUITY FUND SINCE ITS INCEPTION IN DECEMBER OF 1991. HE HAS MANAGED SMALL COMPANY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1976.

[END SIDEBAR]

PORTFOLIO REVIEWS

GALAXY SMALL COMPANY EQUITY FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS, REPURCHASE
   AGREEMENT & NET OTHER ASSETS
   AND LIABILITIES                      8%
FINANCE                                 3%
BASIC MATERIALS                         1%
CONSUMER STAPLES                       15%
INDUSTRIAL                             16%
ENERGY                                  8%
TECHNOLOGY                             36%
CONSUMER CYCLICAL                      13%

GALAXY SMALL COMPANY EQUITY FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     GALAXY        GALAXY        GALAXY
                     SMALL         SMALL         SMALL
                    COMPANY       COMPANY       COMPANY
                  EQUITY FUND-  EQUITY FUND-  EQUITY FUND-
          S&P 500   RETAIL A      RETAIL B       TRUST
           INDEX     SHARES        SHARES        SHARES
12/30/91   10000       9625                      10000
1992       10650       8460                       8790
1993       14101      11944                      12410
1994       14058      11937                      12413
1995       16638      15997         10000        16723
1996       19400      19832         11789        20862
1997       25090      23616          9874        24937
1998       28015      24913         14344        26356
1999       52243      31988         10332        34010
4/30/2000  62023      30164         17065        32198

*SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON
 3/4/96 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2000. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PROGRAM
The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION
A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES
As your investment needs change, you can conveniently exchange your shares in one Fund for shares in another Fund at no cost (as long as you exchange within the same share class).

CONSOLIDATED STATEMENTS
Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a FleetOne Gold or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES
24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and services. Call toll-free 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.


--------------------------------------------------------------------------------
CERTAIN SHAREHOLDER SERVICES MAY NOT BE AVAILABLE TO TRUST, PRIME A AND PRIME B SHARE INVESTORS. PLEASE CONSULT YOUR FUND PROSPECTUS.
SHARES OF THE FUNDS ARE DISTRIBUTED THROUGH PROVIDENT DISTRIBUTORS, INC., MEMBER NASD AND SIPC. INVESTMENT SPECIALISTS ARE REGISTERED REPRESENTATIVES OF FISSECURITIES, INC., FLEET ENTERPRISES, INC., OR QUICK & REILLY, INC., MEMBERS NASD AND SIPC.

[START SIDEBAR]

"A WELL-BALANCED ASSET ALLOCATION PLAN MAY HELP TO CONTROL YOUR RISK WHILE PURSUING YOUR GOALS."

[END SIDEBAR]

SHAREHOLDER INFORMATION
This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from Provident Distributors, Inc. by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

[GRAPHIC OMITTED]

                   This report was printed on recycled paper.

[START SIDEBAR]
                                    TRUSTEES
                                  AND OFFICERS

                              Dwight E. Vicks, Jr.
                              CHAIRMAN AND TRUSTEE

                                 John T. O'Neill
                              PRESIDENT, TREASURER
                                   AND TRUSTEE

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     TRUSTEE

                                Donald B. Miller
                                     TRUSTEE

                                  James M. Seed
                                     TRUSTEE

                               Bradford S. Wellman
                                     TRUSTEE

                                  Jylanne Dunne
                               VICE PRESIDENT AND
                               ASSISTANT TREASURER

                                William Greilich
                                 VICE PRESIDENT

                                    W. Bruce
                                 McConnel, Esq.
                                    SECRETARY

                               INVESTMENT ADVISOR
                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                                   DISTRIBUTOR
                                    Provident
                               Distributors, Inc.
                               3200 Horizon Drive
                                King of Prussia,
                               Pennsylvania 19406

                                  ADMINISTRATOR
                                    PFPC Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

                                     AUDITOR
                                Ernst & Young LLP
                              200 Clarendon Street
                                Boston, MA 02116

                                  LEGAL COUNSEL
                            Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                             Philadelphia, PA 19103
[END SIDEBAR]

ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)


   SHARES                                                 VALUE
-----------                                          ------------

COMMON STOCKS - 55.37%

                  TECHNOLOGY - 19.76%

    200,000       America OnLine, Inc.*............  $ 11,962,500
     80,000       Amgen, Inc.*.....................     4,480,000
    180,000       Automatic Data Processing, Inc...     9,686,250
    400,000       Cisco Systems, Inc.*.............    27,731,250
    150,000       Dell Computer Corp.*.............     7,518,750
    180,000       EMC Corp.*.......................    25,008,750
     90,000       Genzyme Corp.*...................     4,393,125
     90,000       Hewlett-Packard Co...............    12,150,000
    140,000       Intel Corp.......................    17,753,750
     35,000       JDS Uniphase Corp.*..............     3,631,250
    170,000       Lucent Technologies, Inc.........    10,571,875
     70,000       Microsoft Corp.*.................     4,882,500
    100,000       Qwest Communications International,
                  Inc.*............................     4,337,500
     50,000       Sun Microsystems, Inc.*..........     4,596,875
                                                     ------------
                                                      148,704,375
                                                     ------------

                            CONSUMER STAPLES - 8.40%

    230,000       Boston Scientific Corp.*.........     6,095,000
    200,000       Coca-Cola Enterprises, Inc.......     4,262,500
    250,000       Elan Corp. Plc, ADR*.............    10,718,750
    100,000       Forest Laboratories, Inc., Class A*   8,406,250
    110,000       Gillette Co......................     4,070,000
     30,000       Lilly (Eli) & Co.................     2,319,375
    120,000       Merck & Co., Inc.................     8,340,000
    120,000       PepsiCo, Inc.....................     4,402,500
    140,000       Pfizer, Inc......................     5,897,500
     50,000       Procter & Gamble Co..............     2,981,250
     50,000       Warner-Lambert Co................     5,690,625
                                                     ------------
                                                       63,183,750
                                                     ------------

                            CONSUMER CYCLICAL - 8.00%

    100,000       AMR Corp.........................     3,406,250
    150,000       Comcast Corp., Class A*..........     6,009,375
    210,000       CVS Corp.........................     9,135,000
    300,000       Home Depot, Inc..................    16,818,750
    200,000       McDonald's Corp..................     7,625,000
    420,000       Southwest Airlines Co............     9,108,750
     80,000       Target Corp......................     5,325,000
    100,000       Walgreen Co......................     2,812,500
                                                     ------------
                                                       60,240,625
                                                     ------------

                  FINANCE - 7.30%

    160,000       American International Group, Inc.   17,550,000
     85,000       Chase Manhattan Corp.............     6,125,312
    270,000       Citigroup, Inc...................    16,048,125
    130,000       Fannie Mae.......................     7,840,625
    100,000       Firstar Corp.....................     2,487,500
    120,000       Wells Fargo & Co.................     4,927,500
                                                     ------------
                                                       54,979,062
                                                     ------------

   SHARES                                                 VALUE
-----------                                          ------------

                  ENERGY - 5.52%

    160,000       Anadarko Petroleum Corp..........  $  6,950,000
     25,000       Baker Hughes, Inc................       795,312
     40,000       Chevron Corp.....................     3,405,000
    105,612       Exxon Mobil Corp.................     8,204,732
    200,000       Halliburton Co...................     8,837,500
    150,000       Schlumberger, Ltd................    11,484,375
     40,000       Transocean Sedco Forex, Inc......     1,880,000
                                                     ------------
                                                       41,556,919
                                                     ------------

                  INDUSTRIAL - 3.91%

     90,000       General Electric Co..............    14,152,500
     60,000       Honeywell International, Inc.....     3,360,000
    260,000       Tyco International, Ltd..........    11,943,750
                                                     ------------
                                                       29,456,250
                                                     ------------

                  UTILITIES - 2.48%

    280,000       MCI WorldCom, Inc.*..............    12,722,500
    135,000       SBC Communications, Inc..........     5,914,687
                                                     ------------
                                                       18,637,187
                                                     ------------
                  TOTAL COMMON STOCKS .............   416,758,168
                                                     ------------
                  (Cost $244,215,440)

   PAR VALUE
   ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 20.37%

                           U.S. TREASURY BONDS - 8.44%

$ 1,500,000       7.63%, 02/15/07 .................     1,520,550
  2,200,000       12.00%, 08/15/13 ................     2,945,470
  3,450,000       7.50%, 11/15/16 .................     3,871,417
  3,660,000       8.75%, 05/15/17 .................     4,579,575
  7,220,000       8.88%, 08/15/17 .................     9,151,206
  2,500,000       8.88%, 02/15/19 .................     3,202,850
  1,000,000       8.13%, 08/15/19 .................     1,203,240
    750,000       8.50%, 02/15/20 .................       936,037
  6,000,000       8.75%, 05/15/20 .................     7,667,880
  6,200,000       7.88%, 02/15/21 .................     7,346,442
  5,900,000       8.13%, 08/15/21 .................     7,175,698
  3,250,000       7.63%, 11/15/22 .................     3,786,250
  5,100,000       7.13%, 02/15/23 .................     5,637,693
  3,500,000       6.13%, 11/15/27 .................     3,469,970
  1,200,000       5.25%, 11/15/28 .................     1,054,068
                                                     ------------
                                                       63,548,346
                                                     ------------

                           U.S. TREASURY NOTES - 2.98%

  1,900,000       5.63%, 02/28/01 .................     1,888,068
  1,500,000       5.63%, 05/15/01 .................     1,488,000
  1,500,000       5.88%, 10/31/01 .................     1,483,050
    810,000       6.13%, 12/31/01 .................       802,929
    700,000       6.25%, 10/31/01 .................       695,870


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

APRIL 30, 2000 (UNAUDITED)


 PAR VALUE                                                VALUE
-----------                                          ------------

                  U.S. TREASURY NOTES (CONTINUED)

$ 2,415,000       7.25%, 05/15/04 .................  $  2,471,463
  3,615,000       7.25%, 08/15/04 .................     3,703,748
  1,500,000       5.88%, 11/15/04 .................     1,460,745
  1,675,000       6.50%, 10/15/06 .................     1,674,045
     90,000       6.63%, 05/15/07 .................        90,724
  1,085,000       6.13%, 08/15/07 .................     1,063,994
  3,800,000       5.63%, 05/15/08 .................     3,614,750
  2,200,000       4.75%, 11/15/08 .................     1,967,966
                                                     ------------
                                                       22,405,352
                                                     ------------

                  GOVERNMENT NATIONAL
                  MORTGAGE ASSOCIATION - 2.78%

    214,798       6.50%, 05/15/13, Pool # 473566...       206,541
    188,533       6.50%, 06/15/13, Pool # 476470...       181,167
    290,736       6.50%, 08/15/13, Pool # 486453...       279,377
     77,985       6.50%, 11/15/13, Pool # 454228...        74,938
    192,014       6.50%, 11/15/13, Pool # 477529...       184,512
    842,192       6.50%, 11/15/13, Pool # 483663...       809,287
    243,288       6.50%, 11/15/13, Pool # 493623...       233,783
  2,712,780       7.00%, 11/15/13, Pool # 780921...     2,659,365
    450,000       6.50%, 05/01/15, Pool # 4596.....       432,212
    347,032       9.00%, 12/15/17, Pool # 780201...       361,021
    503,541       7.50%, 01/15/26, Pool # 417191...       495,671
    191,874       6.50%, 01/15/29, Pool # 482909...       179,701
  2,380,858       6.00%, 03/15/29, Pool # 476986...     2,161,367
    922,092       6.50%, 03/15/29, Pool # 464613...       863,595
  1,034,652       6.50%, 04/15/29, Pool # 472682...       969,013
    920,035       6.50%, 04/15/29, Pool # 483349...       861,668
  1,754,375       6.50%, 04/15/29, Pool # 488234...     1,643,078
  2,446,241       6.50%, 05/15/29, Pool # 487199...     2,291,051
    966,377       7.00%, 05/15/29, Pool # 507929...       929,230
    992,336       7.00%, 09/15/29, Pool # 510394...       954,191
  1,540,294       7.50%, 09/15/29, Pool # 466164...     1,514,771
    978,494       7.50%, 09/15/29, Pool # 478707...       962,281
     98,029       7.50%, 09/15/29, Pool # 510409...        96,405
    617,482       7.50%, 09/15/29, Pool # 510424...       607,251
    971,540       7.50%, 09/15/29, Pool # 511482...       955,441
                                                     ------------
                                                       20,906,917
                                                     ------------

                  FEDERAL HOME LOAN
                  MORTGAGE CORPORATION - 2.46%

  2,000,000       5.00%, 01/15/04 .................     1,855,360
  4,800,000       6.25%, 07/15/04 .................     4,626,000
  2,800,000       6.88%, 01/15/05 .................     2,758,980
  1,000,000       7.05%, 06/08/05 .................       975,920
  3,725,000       6.63%, 09/15/09 .................     3,552,719
  3,200,000       7.00%, 03/15/10 .................     3,136,416
    683,625       7.00%, 04/01/29, Pool # C00756,
                    Gold ..........................       654,571
    999,900       7.50%, 01/01/30, Pool # C35185,
                    Gold ..........................       979,272
                                                     ------------
                                                       18,539,238
                                                     ------------

                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION - 2.08%

  1,000,000       6.74%, 09/19/01 , MTN............       997,640
  1,000,000       6.49%, 01/19/06 , MTN............       954,180

 PAR VALUE                                                VALUE
-----------                                          ------------

                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION (CONTINUED)

$   579,616       6.00%, 01/01/09, Pool # 269929...  $    553,475
  2,055,000       6.38%, 06/15/09 .................     1,927,056
  1,000,000       7.25%, 01/15/10 .................       997,440
    156,780       6.00%, 06/01/14, Pool # 484967...       146,785
  1,752,283       6.00%, 06/01/14, Pool # 499193...     1,640,575
    766,750       6.00%, 06/01/14, Pool # 500131...       717,870
  1,676,001       7.00%, 03/01/15, Pool # 535200...     1,636,716
    214,250       6.50%, 01/01/26, Pool # 303676...       201,127
  2,028,295       8.00%, 04/01/30, Pool # 526425...     2,025,111
  2,000,200       8.00%, 04/01/30, Pool # 531218...     1,997,060
    471,905       8.00%, 05/01/30, Pool # 534205...       471,164
    850,685       8.00%, 04/01/30, Pool # 534220...       849,349
    500,100       8.00%, 04/01/30, Pool # 537131...       499,315
                                                     ------------
                                                       15,614,863
                                                     ------------

                  FEDERAL HOME LOAN BANK - 0.65%

  4,900,000       6.75%, 02/01/02 .................     4,875,500
                                                     ------------

                  FEDERAL FARM CREDIT BANK - 0.59%

  4,500,000       5.88%, 07/02/01 .................     4,455,000
                                                     ------------

                  U.S. GOVERNMENT-BACKED BOND - 0.39%

  3,000,000       State of Israel
                  7.75%, 03/15/10..................     2,936,250
                                                     ------------
                  TOTAL U.S. GOVERNMENT
                  AND AGENCY OBLIGATIONS ..........   153,281,466
                                                     ------------
                  (Cost $155,137,414)

CORPORATE NOTES AND BONDS - 14.49%
    200,000       AT&T Corp.
                  7.00%, 05/15/05 .................       195,500
  3,500,000       AT&T Corp.
                  6.50%, 03/15/29 .................     2,966,250
  3,250,000       Associates Corp. of North America
                  Senior Note
                  6.63%, 05/15/01 .................     3,233,750
  1,000,000       Bank One Wisconsin, Bank Note, MTN
                  6.35%, 03/19/01 .................       992,500
    700,000       Barclays Bank Plc
                  7.40%, 12/15/09 .................       672,875
  1,200,000       Becton Dickinson & Co.
                  7.15%, 10/01/09 .................     1,159,500
    675,000       Becton Dickinson & Co., Debenture
                  7.00%, 08/01/27 .................       614,250
    525,000       Becton Dickinson & Co., Debenture
                  6.70%, 08/01/28 .................       460,031
    200,000       Burlington Northern Santa Fe Corp.
                  Debenture
                  6.88%, 02/15/16 .................       176,500
    600,000       Burlington Northern Santa Fe Corp.
                  7.00%, 12/15/25 .................       514,500


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

APRIL 30, 2000 (UNAUDITED)


 PAR VALUE                                                VALUE
-----------                                          ------------

CORPORATE NOTES AND BONDS (CONTINUED)
$ 1,000,000       Caterpillar Financial Services Corp.,
                  Series F, MTN
                  5.47%, 09/12/01 .................  $    975,000
  1,700,000       Caterpillar Financial Services Corp.,
                  Series F, MTN
                  6.00%, 05/23/02 .................     1,655,375
  2,250,000       CIT Group, Inc.
                  7.38%, 03/15/03 .................     2,233,125
  2,000,000       Coca-Cola Enterprises, Inc.
                  6.38%, 08/01/01 .................     1,972,500
  1,000,000       Coca-Cola Enterprises, Inc., Debenture
                  7.13%, 08/01/17 .................       931,250
  2,300,000       Colgate-Palmolive Co. Series C, MTN
                  5.27%, 12/01/03 .................     2,136,125
  1,400,000       Commercial Credit Co.
                  6.50%, 08/01/04 .................     1,342,250
  4,300,000       DaimlerChrysler N.A. Holding Corp.
                  7.13%, 04/10/03 .................     4,251,625
  3,500,000       Diageo Capital Plc, Yankee
                  6.00%, 03/27/03 .................     3,367,175
  3,000,000       Diageo Capital Plc, Yankee
                  6.13%, 08/15/05 .................     2,812,500
  1,000,000       Emerson Electric Co.
                  5.85%, 03/15/09 .................       906,250
  1,625,000       Ford Motor Credit Co.
                  7.25%, 01/15/03 .................     1,610,781
  1,715,000       Ford Motor Credit Co.
                  6.70%, 07/16/04 .................     1,650,687
  2,195,000       Ford Motor Credit Co., Senior Note
                  5.75%, 02/23/04 .................     2,055,069
    800,000       General Electric Capital Corp.
                  Series A, MTN
                  6.33%, 09/17/01 .................       791,000
  1,500,000       General Electric Capital Corp.
                  Series A, MTN
                  6.15%, 11/05/01 .................     1,477,500
  1,000,000       General Electric Capital Corp.
                  Series A, MTN
                  7.00%, 02/03/03 .................       990,000
    135,000       General Electric Capital Corp.
                  Series A, MTN
                  6.81%, 11/03/03 .................       133,312
    250,000       General Electric Capital Corp.
                  Series A, MTN
                  7.25%, 05/03/04 .................       249,062
  1,000,000       General Motors Acceptance Corp.
                  7.00%, 09/15/02 .................       988,750
  2,045,000       General Motors Acceptance Corp.
                  6.75%, 02/07/02 .................     2,016,881
  1,135,000       Goldman Sachs Group, Inc., Series B
                  7.80%, 01/28/10 .................     1,116,556
    250,000       GTE Corp., Debenture
                  6.46%, 04/15/08 .................       231,562
  1,000,000       GTE Corp., Series H
                  5.65%, 11/15/08 .................       866,250
    750,000       Heinz (H.J.) Co.
                  6.88%, 01/15/03 .................       741,562

 PAR VALUE                                                VALUE
-----------                                          ------------

CORPORATE NOTES AND BONDS (CONTINUED)
$ 3,000,000       Heinz (H.J.) Co., Euro-Bond
                  5.75%, 02/03/03 .................  $  2,867,100
    500,000       Hershey Foods Corp.
                  6.70%, 10/01/05 .................       485,000
  1,300,000       Hershey Foods Corp.
                  7.20%, 08/15/27 .................     1,238,250
  1,000,000       Hertz Corp., Senior Note
                  7.00%, 04/15/01 .................       995,000
    750,000       Illinois Tool Works
                  5.75%, 03/01/09 .................       673,125
  1,000,000       IBM Corp.
                  7.50%, 06/15/13 .................     1,008,750
  2,000,000       IBM Corp.
                  6.22%, 08/01/27 .................     1,917,500
  1,405,000       IBM Credit Corp., MTN
                  6.45%, 11/12/02 .................     1,376,900
    500,000       International Paper Co.
                  7.00%, 06/01/01 .................       496,875
  1,500,000       Lockheed Martin Corp.
                  6.85%, 05/15/01 .................     1,483,125
    500,000       May Department Stores Co.
                  6.88%, 11/01/05 .................       486,250
  2,025,000       McDonald's Corp.,  MTN
                  5.95%, 01/15/08 .................     1,857,938
    500,000       McDonald's Corp.
                  8.88%, 04/01/11 .................       548,750
  3,735,000       MCI WorldCom, Inc.
                  6.13%, 04/15/02 .................     3,636,956
    500,000       Mead Corp.
                  6.84%, 03/01/37 .................       488,125
  2,500,000       Minnesota Mining & Manufacturing Co.
                  Debenture
                  6.38%, 02/15/28 .................     2,156,250
  1,000,000       National City Bank of Kentucky,
                  Subordinated Bank Note
                  6.30%, 02/15/11 .................       885,000
  1,515,000       National Rural Utilities
                  Cooperative Finance Corp.
                  7.38%, 02/10/03 .................     1,516,894
  1,000,000       National Rural Utilities
                  Cooperative Finance Corp.
                  6.38%, 10/15/04 .................       957,500
  1,025,000       National Rural Utilities
                  Cooperative Finance Corp.
                  5.75%, 11/01/08 .................       912,250
  2,500,000       National Rural Utilities
                  Cooperative Finance Corp.,
                  Collateral Trust
                  6.13%, 05/15/05 .................     2,353,125
  1,000,000       NationsBank Corp.
                  7.00%, 09/15/01 .................       993,750
    500,000       Northern Telecom, Ltd., Yankee Note
                  6.00%, 09/01/03 .................       475,625
  1,620,000       PepsiCo, Inc., MTN
                  5.75%, 01/15/08 .................     1,427,625
  1,590,000       Pitney Bowes Credit Corp.
                  6.63%, 06/01/02 .................     1,574,100
    380,000       Pitney Bowes, Inc.
                  5.95%, 02/01/05 .................       359,100


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

APRIL 30, 2000 (UNAUDITED)


 PAR VALUE                                                VALUE
-----------                                          ------------

CORPORATE NOTES AND BONDS (CONTINUED)
$ 1,800,000       Potomac Electric Power Co.
                  First Mortgage
                  6.50%, 09/15/05 .................  $  1,696,500
  2,000,000       Potomac Electric Power Co.
                  First Mortgage
                  6.25%, 10/15/07 .................     1,887,500
  3,500,000       Sherwin-Williams Co., Senior Note
                  6.50%, 02/01/02 .................     3,443,125
  1,900,000       Sherwin-Williams Co.
                  6.85%, 02/01/07 .................     1,826,375
  1,000,000       Southwest Airlines Co.
                  8.75%, 10/15/03 .................     1,038,750
  1,500,000       Sprint Capital Corp.
                  5.88%, 05/01/04 .................     1,411,875
  1,000,000       SunTrust Bank of Atlanta
                  Subordinated Note, MTN
                  7.25%, 09/15/06 .................       975,000
    300,000       SunTrust Bank of Central Florida, MTN
                  6.90%, 07/01/07 .................       283,125
  1,000,000       Sysco Corp.
                  7.25%, 04/15/07 .................       992,500
  1,250,000       Sysco Corp., Debenture
                  6.50%, 08/01/28 .................     1,087,500
  3,250,000       Tele-Communication, Inc., Senior Note
                  7.25%, 08/01/05 .................     3,201,250
  1,000,000       Texaco Capital, Inc.
                  8.50%, 02/15/03 .................     1,025,000
  2,000,000       United Telecommunications, Inc.
                  9.50%, 04/01/03 .................     2,095,000
  2,000,000       Wachovia Bank, N.A.
                  6.30%, 03/15/01 .................     1,982,500
  2,000,000       Wal-Mart Stores, Inc., Senior Note
                  6.75%, 05/15/02 .................     1,980,000
    500,000       Wal-Mart Stores, Inc.
                  6.88%, 08/10/09 .................       481,875
  2,000,000       Wal-Mart Stores, Inc.
                  7.55%, 02/15/30 .................     2,005,000
                                                     ------------
                  TOTAL CORPORATE NOTES AND BONDS .   109,071,541
                                                     ------------
                  (Cost $114,040,469)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 3.23%
  3,975,000       American Express Credit Account Master
                  Trust Series 1999-1, Class A
                  5.60%, 11/15/06 .................     3,732,764
  2,950,000       Chemical Master Credit Card Trust I
                  Series 1996-1, Class A
                  5.55%, 09/15/03 .................     2,920,500
    700,000       Chemical Master Credit Card Trust I
                  Series 1996-2, Class A
                  5.98%, 09/15/08 .................       656,250
    800,000       Citibank Credit Card Master Trust I
                  Series 1999-7, Class A
                  6.65%, 11/15/06 .................       775,744
  1,500,000       Daimler-Benz Vehicle Trust
                  Series 1998-A, Class A-4
                  5.22%, 12/20/03 .................     1,457,228
  2,000,000       DaimlerChrysler Auto Trust
                  Series 2000-A, Class A-3
                  7.09%, 12/06/03 .................     1,991,240

 PAR VALUE                                                VALUE
-----------                                          ------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (CONTINUED)
$ 4,500,000       Discover Card Master Trust I
                  Series 1999-1, Class A
                  5.30%, 08/15/04 .................  $  4,348,125
  1,000,000       Ford Credit Auto Owner Trust
                  Series 1999-D, Class A-4
                  6.40%, 10/15/02 .................       987,500
     25,000       Green Tree Financial Corp.
                  Series 1999-5, Class A-2
                  6.77%, 04/01/31 .................        24,602
  2,500,000       MBNA Master Credit Card Trust
                  Series 1999-I, Class A
                  6.40%, 01/18/05 .................     2,452,325
  2,500,000       MBNA Master Credit Card Trust
                  Series 1999-M, Class A
                  6.60%, 04/16/07 .................     2,428,988
    440,000       Premier Auto Trust
                  Series 1999-2, Class A-4
                  5.59%, 02/09/04 .................       423,909
  1,400,000       Premier Auto Trust
                  Series 1999-3, Class A-4
                  6.43%, 03/08/04 .................     1,370,250
    293,834       Prudential Home Mortgage Securities
                  Series 1996-7, Class A, CMO
                  6.75%, 06/25/11 .................       291,169
    499,374       Rural Housing Trust,
                  Series 1987-1, Class D, CMO
                  6.33%, 04/01/26 .................       479,711
                                                     ------------
                  TOTAL ASSET-BACKED AND
                  MORTGAGE-BACKED SECURITIES ......    24,340,305
                                                     ------------
                  (Cost $24,719,069)

FOREIGN BONDS (A)  - 0.50%
  2,500,000       Quebec Province Senior Subordinated Notes
                  5.75%, 02/15/09 .................     2,214,975
  1,570,000       Quebec Province
                  7.50%, 09/15/29 .................     1,534,675
                                                     ------------
                  TOTAL FOREIGN BONDS .............     3,749,650
                                                     ------------
                  (Cost $3,912,040)

COMMERCIAL PAPER (B) - 5.72%
 30,000,000       ABB Treasury Center USA, Inc.
                  6.05%, 05/01/00 .................    30,000,000
 13,035,000       Bayer Corp.
                  6.03%, 05/01/00 .................    13,035,000
                                                     ------------
                  TOTAL COMMERCIAL PAPER ..........    43,035,000
                                                     ------------
                  (Cost $43,035,000)
TOTAL INVESTMENTS - 99.68%.........................   750,236,130
                                                     ------------
(Cost $585,059,432)

NET OTHER ASSETS & LIABILITIES - 0.32%.............     2,442,081
                                                     ------------
NET ASSETS - 100.00%...............................  $752,678,211
                                                     ============

-----------------------------------------------
*      Non-income producing security.
(A)    U.S. Dollar-Denominated
(B)    Discount yield at time of purchase.
ADR    American Depositary Receipt
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

   SHARES                                                 VALUE
-----------                                          ------------

COMMON STOCKS - 95.02%

                  TECHNOLOGY - 20.25%

    225,000       Automatic Data Processing, Inc...  $ 12,107,813
    150,000       Cisco Systems, Inc.*.............    10,399,219
     75,000       Hewlett-Packard Co...............    10,125,000
     75,000       Intel Corp.......................     9,510,938
     80,000       International Business Machines
                    Corp. .........................     8,930,000
    100,000       Lucent Technologies, Inc.........     6,218,750
    150,000       Molex, Inc., Class A.............     6,000,000
                                                     ------------
                                                       63,291,720
                                                     ------------

                  CONSUMER STAPLES - 17.86%

    300,000       Becton Dickinson & Co............     7,687,500
    185,000       Bestfoods........................     9,296,250
    135,000       Gillette Co......................     4,995,000
     80,000       Lilly (Eli) & Co.................     6,185,000
     84,000       Merck & Co., Inc.................     5,838,000
    165,000       PepsiCo, Inc.....................     6,053,437
    140,000       Pfizer, Inc......................     5,897,500
     70,000       Procter & Gamble Co..............     4,173,750
     50,000       Warner-Lambert Co................     5,690,625
                                                     ------------
                                                       55,817,062
                                                     ------------

                  FINANCE - 16.91%

     40,000       American International Group, Inc.    4,387,500
    225,000       Associates First Capital Corp.,
                     Class A ......................     4,992,187
     75,000       Citigroup, Inc...................     4,457,812
    225,000       Equity Office Properties Trust REIT   6,117,187
     80,000       Fannie Mae.......................     4,825,000
    180,000       First Union Corp.................     5,737,500
    235,000       Firstar Corp.....................     5,845,625
     90,000       Hartford Financial Services Group,
                     Inc. .........................     4,696,875
    132,000       Spieker Properties, Inc. REIT....     5,849,250
    145,000       Wells Fargo & Co.................     5,954,063
                                                     ------------
                                                       52,862,999
                                                     ------------

                  UTILITIES - 11.44%

    225,000       AT&T Corp........................    10,504,688
    220,000       SBC Communications, Inc..........     9,638,750
    235,000       Texas Utilities Co...............     7,916,563
    300,000       Washington Gas Light Co..........     7,687,500
                                                     ------------
                                                       35,747,501
                                                     ------------

                  ENERGY - 10.35%

    225,000       Conoco, Inc., Class B............     5,596,875
    130,000       Exxon Mobil Corp.................    10,099,375
    105,000       Halliburton Co...................     4,639,687
     60,000       Schlumberger, Ltd................     4,593,750
    150,000       Texaco, Inc......................     7,425,000
                                                     ------------
                                                       32,354,687
                                                     ------------

   SHARES                                                 VALUE
-----------                                          ------------

                  CONSUMER CYCLICAL - 9.46%

    170,000       Ford Motor Co....................  $  9,296,875
    160,000       McDonald's Corp..................     6,100,000
    105,000       Target Corp......................     6,989,062
    255,000       Walgreen Co......................     7,171,875
                                                     ------------
                                                       29,557,812
                                                     ------------

                  INDUSTRIAL - 4.81%

     60,000       General Electric Co..............     9,435,000
    100,000       Honeywell International, Inc.....     5,600,000
                                                     ------------
                                                       15,035,000
                                                     ------------

                  BASIC MATERIALS - 3.94%

     57,000       Dow Chemical Co..................     6,441,000
    110,000       Weyerhaeuser Co..................     5,878,125
                                                     ------------
                                                       12,319,125
                                                     ------------
                  TOTAL COMMON STOCKS .............   296,985,906
                                                     ------------
                  (Cost $257,221,033)

   PAR VALUE
   ---------

U.S. GOVERNMENT OBLIGATION - 0.61%

                  U.S. TREASURY BOND - 0.61%

$ 1,700,000       7.50%, 11/15/16 .................     1,907,655
                                                     ------------
                  TOTAL U.S. GOVERNMENT OBLIGATION      1,907,655
                                                     ------------
                  (Cost $1,677,156)

REPURCHASE AGREEMENT - 3.71%
 11,603,000       Repurchase Agreement with:
                  State Street Bank
                  5.71%, Due 05/01/00, dated 04/28/00
                  Repurchase Price $11,608,521
                  (Collateralized by U.S. Treasury Bond
                  9.00%, Due 11/15/18;
                  Total Par $8,935,000,
                  Market Value $11,838,875) .......    11,603,000
                                                     ------------
                  TOTAL REPURCHASE AGREEMENT ......    11,603,000
                                                     ------------
                  (Cost $11,603,000)
TOTAL INVESTMENTS - 99.34%.........................   310,496,561
                                                     ------------
(Cost $270,501,189)

NET OTHER ASSETS AND LIABILITIES - 0.66%...........     2,053,805
                                                     ------------
NET ASSETS - 100.00%...............................  $312,550,366
                                                     ============

-------------------------------------------
*      Non-income producing security.
REIT   Real Estate Investment Trust


                       SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)


   SHARES                                                 VALUE
-----------                                          ------------

COMMON STOCKS - 99.99%

                  TECHNOLOGY - 20.62%

    146,300       Avnet, Inc.......................  $ 11,502,838
    234,000       Cisco Systems, Inc.*.............    16,222,781
    325,000       Compaq Computer Corp.............     9,506,250
     92,000       Computer Sciences Corp.*.........     7,503,750
    206,000       Electronic Data Systems Corp.....    14,162,500
    370,000       Harris Corp......................    11,955,625
     87,000       Hewlett-Packard Co...............    11,745,000
    115,000       IBM Corp.........................    12,836,875
    103,000       Motorola, Inc....................    12,263,438
     90,000       Texas Instruments, Inc...........    14,658,750
                                                     ------------
                                                      122,357,807
                                                     ------------

                  CONSUMER STAPLES - 17.02%

    150,000       American Home Products Corp......     8,428,125
    118,000       Anheuser-Busch Cos., Inc.........     8,326,375
    140,000       Bestfoods........................     7,035,000
    370,000       Elan Corp. Plc, ADR*.............    15,863,750
     90,000       Forest Laboratories, Inc.*.......     7,565,625
    165,000       Genzyme Corp.*...................     8,054,063
  1,500,000       HEALTHSOUTH Corp.*...............    12,093,750
    162,000       International Flavors & Fragrances,
                     Inc. .........................     5,578,875
     72,400       Johnson & Johnson Co.............     5,973,000
    106,000       Merck & Co., Inc.................     7,367,000
    190,000       PepsiCo, Inc.....................     6,970,625
    154,700       Pharmacia Corp...................     7,725,331
                                                     ------------
                                                      100,981,519
                                                     ------------

                  FINANCE - 13.40%

    172,000       Bank of America Corp.............     8,428,000
    220,000       Bank One Corp....................     6,710,000
     96,000       Chase Manhattan Corp.............     6,918,000
     96,000       Chubb Corp.......................     6,108,000
     72,450       CIGNA Corp.......................     5,777,887
    198,000       Citigroup, Inc...................    11,768,625
    225,000       Countrywide Credit Industries, Inc.   6,215,625
    110,000       Hartford Financial Services Group,
                     Inc. .........................     5,740,625
    156,000       Lincoln National Corp............     5,430,750
     54,000       Morgan (J.P) & Co., Inc..........     6,932,250
    230,000       Wells Fargo & Co.................     9,444,375
                                                     ------------
                                                       79,474,137
                                                     ------------

                  CONSUMER CYCLICAL - 11.63%

    190,000       Circuit City Stores-Circuit City
                     Group ........................    11,174,375
    500,000       Cooper Tire & Rubber Co..........     6,750,000
     90,000       Eastman Kodak Co.................     5,034,375
     98,000       Ford Motor Co....................     5,359,375

   SHARES                                                 VALUE
-----------                                          ------------

                  CONSUMER CYCLICAL (CONTINUED)

    210,000       Lowe's Cos., Inc.................  $ 10,395,000
    200,000       McDonald's Corp..................     7,625,000
    635,000       Office Depot, Inc.*..............     6,707,187
    325,000       Penny (J.C.) Co., Inc............     4,489,062
    460,000       Sherwin-Williams Co..............    11,442,500
                                                     ------------
                                                       68,976,874
                                                     ------------

                  ENERGY - 10.98%

    320,000       Baker Hughes, Inc................    10,180,000
    297,600       BP Amoco Plc, ADR................    15,177,600
    128,054       Exxon Mobil Corp.................     9,948,195
    225,000       Halliburton Co...................     9,942,187
    160,000       Kerr-McGee Corp..................     8,280,000
    134,400       Schlumberger, Ltd................    10,290,000
     27,955       Transocean Sedco Forex, Inc......     1,313,885
                                                     ------------
                                                       65,131,867
                                                     ------------

                  CAPITAL GOODS - 9.33%

    176,500       Boeing Co........................     7,004,844
     64,000       General Electric Co..............    10,064,000
    124,687       Honeywell International, Inc.....     6,982,472
    222,000       Hubbell, Inc., Class A...........     5,688,750
    270,000       Tyco International, Ltd..........    12,403,125
    110,000       United Technologies Corp.........     6,840,625
    400,000       Waste Management, Inc............     6,350,000
                                                     ------------
                                                       55,333,816
                                                     ------------

                  UTILITIES - 7.55%

    159,000       AT&T Corp........................     7,423,313
    205,500       CenturyTel, Inc..................     5,034,750
    199,000       Entergy Corp.....................     5,062,063
    122,000       GTE Corp.........................     8,265,500
    255,000       MCI WorldCom, Inc.*..............    11,586,563
    170,000       SBC Communications, Inc..........     7,448,125
                                                     ------------
                                                       44,820,314
                                                     ------------

                  BASIC MATERIALS - 7.27%

         91       Crown Cork & Seal Co., Inc.......         1,479
    240,000       Goodrich (B.F.) Co...............     7,650,000
     90,000       Minnesota Mining & Manufacturing Co.  7,785,000
    300,000       Pall Corp........................     6,693,750
    190,000       Praxair, Inc.....................     8,443,125
    200,000       Sigma Aldrich Corp...............     5,875,000
    493,200       Solutia, Inc.....................     6,719,850
                                                     ------------
                                                       43,168,204
                                                     ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME FUND

APRIL 30, 2000 (UNAUDITED)


   SHARES                                                 VALUE
-----------                                          ------------


                  TRANSPORTATION - 2.19%

    101,500       British Airways Plc, ADR.........  $  5,341,437
    318,000       Burlington Northern Santa Fe Corp.    7,671,750
                                                     ------------
                                                       13,013,187
                                                     ------------
                  TOTAL COMMON STOCKS .............   593,257,725
                                                     ------------
                  (Cost $464,818,053)

CONVERTIBLE PREFERRED STOCKS - 0.54%
     80,000       Loral Space and Communications, Ltd.,
                  6.00% (A)........................     2,180,000
     37,000       Loral Space and Communications, Ltd.,
                  Series C, 6.00%..................     1,008,250
                                                     ------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS    3,188,250
                                                     ------------
                  (Cost $6,262,375)
TOTAL INVESTMENTS - 100.53%........................   596,445,975
                                                     ------------
(Cost $471,080,428)

NET OTHER ASSETS AND LIABILITIES - (0.53)%.........    (3,165,794)
                                                     ------------
NET ASSETS - 100.00%...............................  $593,280,181
                                                     ============

--------------------------------------------------
[FN]
*     Non-income producing security.
(A)   Security exempt from registration pursuant
      to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At April 30, 2000, this security amounted to $2,180,000, or 0.37% of net assets.
ADR   American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

STRATEGIC EQUITY FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)


   SHARES                                                 VALUE
-----------                                          ------------


COMMON STOCKS - 95.36%

                  CONSUMER STAPLES - 19.07%

     45,000       Albertson's, Inc.................  $  1,465,312
    115,000       Boston Scientific Corp.*.........     3,047,500
     80,000       ConAgra, Inc.....................     1,510,000
    103,000       Elan Corp. Plc, ADR*.............     4,416,125
    265,000       HEALTHSOUTH Corp.*...............     2,136,562
     25,000       Kimberly-Clark Corp..............     1,451,562
     73,000       McKesson HBOC, Inc...............     1,231,875
     18,000       Merck & Co., Inc.................     1,251,000
     21,000       Procter & Gamble Co..............     1,252,125
                                                     ------------
                                                       17,762,061
                                                     ------------

                  TECHNOLOGY - 16.98%

     96,000       American Management Systems, Inc.*    3,552,000
     37,000       BMC Software, Inc.*..............     1,732,063
     30,000       Dell Computer Corp.*.............     1,503,750
     85,000       Diebold, Inc.....................     2,454,375
      9,000       Hewlett-Packard Co...............     1,215,000
     12,000       International Business Machines Corp. 1,339,500
     70,000       Loral Space and Communications, Ltd.*   686,875
     40,500       Molex, Inc., Class A.............     1,620,000
     35,000       Pitney Bowes, Inc................     1,430,625
      7,000       3Com Corp.*......................       276,063
                                                     ------------
                                                       15,810,251
                                                     ------------

                  ENERGY - 14.82%

     50,000       Anadarko Petroleum Corp..........     2,171,875
     90,000       Baker Hughes, Inc................     2,863,125
     24,928       BP Amoco Plc, ADR................     1,271,328
     43,000       Burlington Resources, Inc........     1,690,437
     19,000       Cooper Cameron Corp.*............     1,425,000
     56,000       Noble Affiliates, Inc............     2,019,500
     13,000       Schlumberger, Ltd................       995,312
     45,000       Sunoco, Inc......................     1,364,063
                                                     ------------
                                                       13,800,640
                                                     ------------

                  FINANCE - 13.09%

    135,000       Associates First Capital Corp.,
                     Class A.......................     2,995,313
     25,000       Freddie Mac......................     1,148,438
     25,000       Hartford Financial Services Group,
                     Inc. .........................     1,304,688

   SHARES                                                 VALUE
-----------                                          ------------

                  FINANCE (CONTINUED)

     75,000       John Hancock Financial Services,
                     Inc.* ........................  $  1,368,750
     52,000       MBIA, Inc........................     2,570,750
     82,000       UnumProvident Corp...............     1,394,000
     55,000       Washington Mutual, Inc...........     1,405,938
                                                     ------------
                                                       12,187,877
                                                     ------------

                  INDUSTRIAL - 12.31%

     90,000       ACNielson Corp.*.................     2,075,625
     17,200       AES Corp.*.......................     1,546,925
     16,000       Eaton Corp.......................     1,344,000
     25,000       Emerson Electric Co..............     1,371,875
     50,000       Hubbell, Inc., Class B...........     1,303,125
     40,000       Tyco International, Ltd..........     1,837,500
    125,000       Waste Management, Inc............     1,984,375
                                                     ------------
                                                       11,463,425
                                                     ------------

                  CONSUMER CYCLICAL - 10.94%

     95,000       Cooper Tire & Rubber Co..........     1,282,500
     37,500       CVS Corp.........................     1,631,250
     26,000       Lowe's Cos., Inc.................     1,287,000
     52,000       Meredith Corp....................     1,446,250
     55,000       Newell Rubbermaid, Inc...........     1,385,312
    190,000       Office Depot, Inc.*..............     2,006,875
     60,000       TJX Cos., Inc....................     1,151,250
                                                     ------------
                                                       10,190,437
                                                     ------------

                  BASIC MATERIALS - 5.81%

     31,000       Eastman Chemical Co..............     1,621,687
     23,000       Nucor Corp.......................       989,000
     28,000       Potash Corp. of Saskatchewan, Inc.    1,506,750
     95,000       Solutia, Inc.....................     1,294,375
                                                     ------------
                                                        5,411,812
                                                     ------------

                  UTILITIES - 1.25%

     25,000       AT&T Corp........................     1,167,188
                                                     ------------

                  TRANSPORTATION - 1.09%

     42,000       Burlington Northern Santa Fe Corp.    1,013,250
                                                     ------------
                  TOTAL COMMON STOCKS .............    88,806,941
                                                     ------------
                  (Cost $84,360,153)


                       SEE NOTES TO FINANCIAL STATEMENTS.

STRATEGIC EQUITY FUND

APRIL 30, 2000 (UNAUDITED)


    PAR VALUE                                             VALUE
    ---------                                             -----


REPURCHASE AGREEMENT - 4.59%
$ 4,277,000       Repurchasee Agreement with:
                  State Street Bank
                  5.71%, 05/01/00, dated 04/28/00
                  Repurchase Price $4,279,035
                  (Collateralized by U.S. Treasury Bond,
                  6.00%, Due 02/15/26;
                  Total Par $4,460,000,
                  Market Value $4,365,225).........  $  4,277,000
                                                     ------------
                  TOTAL REPURCHASE AGREEMENT ......     4,277,000
                                                     ------------
                  (Cost $4,277,000)
TOTAL INVESTMENTS - 99.95%.........................    93,083,941
                                                     ------------
(Cost $88,637,153)

NET OTHER ASSETS AND LIABILITIES - 0.05%...........        50,100
                                                     ------------
NET ASSETS - 100.00%...............................  $ 93,134,041
                                                     ============

------------------------------------------------------
*      Non-income producing security
ADR    American Depositary Receipt


                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

   SHARES                                                 VALUE
-----------                                          ------------

COMMON STOCKS - 97.16%

                  TECHNOLOGY - 22.55%

    101,200       Altera Corp.*....................  $ 10,347,700
     60,200       Applied Materials, Inc.*.........     6,129,113
    278,000       Cadence Design Systems, Inc.*....     4,673,875
     80,900       Cisco Systems, Inc.*.............     5,608,645
    125,500       Citrix Systems, Inc.*............     7,663,344
    489,121       Compaq Computer Corp.............    14,306,789
    233,300       Computer Associates International,
                     Inc. .........................    13,021,056
    100,000       Computer Sciences Corp.*.........     8,156,250
    116,000       EMC Corp.*.......................    16,116,750
    102,200       Intel Corp.......................    12,960,238
     85,100       Microsoft Corp.*.................     5,935,725
    133,600       Oracle Corp.*....................    10,679,650
    331,100       Parametric Technology Corp.*.....     2,700,534
     86,700       Tellabs, Inc.*...................     4,752,244
                                                     ------------
                                                      123,051,913
                                                     ------------

                  CONSUMER CYCLICAL - 20.71%

     90,900       AMR Corp.*.......................     3,096,281
    235,100       Brunswick Corp...................     4,510,981
    403,100       Carnival Corp....................    10,027,112
    281,400       CVS Corp.........................    12,240,900
     80,000       Gannett Co., Inc.................     5,110,000
    180,625       Gap, Inc.........................     6,637,969
    600,000       Hasbro, Inc......................     9,562,500
    452,000       Jones Apparel Group, Inc.*.......    13,418,750
    271,100       Kaufman & Broad Home Corp........     5,218,675
    276,800       Lowe's Cos., Inc.................    13,701,600
    505,650       Office Depot, Inc.*..............     5,340,928
    124,200       PACCAR, Inc......................     5,907,263
    643,200       Shaw Industries, Inc.............    10,170,600
    422,900       TJX Cos., Inc....................     8,114,394
                                                     ------------
                                                      113,057,953
                                                     ------------

                  ENERGY - 13.87%

    558,100       Baker Hughes, Inc................    17,754,556
    282,400       Coastal Corp.....................    14,172,950
    306,100       Diamond Offshore Drilling, Inc...    12,339,656
    204,900       Kerr-McGee Corp..................    10,603,575
     94,000       Phillips Petroleum Co............     4,459,125
    150,000       Transocean Sedco Forex, Inc......     7,050,000
    400,000       USX-Marathon Group, Inc..........     9,325,000
                                                     ------------
                                                       75,704,862
                                                     ------------

   SHARES                                                 VALUE
-----------                                          ------------

                  FINANCE - 13.17%

    200,000       Associates First Capital Corp....  $  4,437,500
    143,900       Bank of America Corp.............     7,051,100
     24,345       Bear Stearns Cos., Inc...........     1,043,792
     78,900       Chase Manhattan Corp.............     5,685,731
     74,875       Citigroup, Inc...................     4,450,383
     71,500       Fannie Mae.......................     4,312,344
    200,000       Firstar Corp.....................     4,975,000
    131,500       Household International, Inc.....     5,490,125
     20,500       Marsh & McLennan Cos., Inc.......     2,020,531
    178,600       MBIA, Inc........................     8,829,538
    339,500       MBNA Corp........................     9,017,969
     63,100       Merrill Lynch & Co., Inc.........     6,432,256
    340,000       SouthTrust Corp..................     8,117,500
                                                     ------------
                                                       71,863,769
                                                     ------------

                  CONSUMER STAPLES - 9.41%

    198,900       Albertson's, Inc.................     6,476,681
    422,000       Boston Scientific Corp.*.........    11,183,000
    200,000       Mallinckrodt, Inc................     5,375,000
    200,000       Schering-Plough Corp.............     8,062,500
    280,000       Watson Pharmaceutical, Inc.*.....    12,582,500
    104,500       Wellpoint Health Networks, Inc.*.     7,706,875
                                                     ------------
                                                       51,386,556
                                                     ------------

                  INDUSTRIAL - 9.02%

    219,600       Black & Decker Corp..............     9,236,925
    100,000       FedEx Corp.*.....................     3,768,750
     97,500       Honeywell International, Inc.....     5,460,000
    138,200       Hunt (J.B.) Transport Services, Inc.  2,280,300
     45,100       Ingersoll-Rand Co................     2,116,881
    224,000       Owens Corning, Inc...............     4,074,000
    123,100       TRW, Inc.........................     7,201,350
    240,000       Tyco International, Ltd..........    11,025,000
     65,300       United Technologies Corp.........     4,060,844
                                                     ------------
                                                       49,224,050
                                                     ------------

                  BASIC MATERIALS - 4.30%

    305,800       Georgia-Pacific Group............    11,238,150
    215,700       International Paper Co...........     7,926,975
    100,000       Nucor Corp.......................     4,300,000
                                                     ------------
                                                       23,465,125
                                                     ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY VALUE FUND

APRIL 30, 2000 (UNAUDITED)


   SHARES                                                 VALUE
-----------                                          ------------

                  UTILITY - 4.13%
    142,800       Bell Atlantic Corp...............  $  8,460,900
     43,200       GTE Corp.........................     2,926,800
    100,000       MCI WorldCom, Inc.*..............     4,543,750
    151,100       SBC Communications, Inc..........     6,620,069
                                                     ------------
                                                       22,551,519
                                                     ------------
                  TOTAL COMMON STOCKS .............   530,305,747
                                                     ------------
                  (Cost $439,747,197)

   PAR VALUE
   ---------

REPURCHASE AGREEMENT - 1.00%
$ 5,462,000       Repurchase Agreement with:
                  State Street Bank
                  5.71%, Due 05/01/00, dated 04/28/00
                  Repurchase Price $5,464,599
                  (Collateralized by U.S. Treasury Bond
                  8.88%, Due 02/15/19;
                  Total Par $4,310,000,
                  Market Value $5,577,649) ........     5,462,000
                                                     ------------
                  TOTAL REPURCHASE AGREEMENT ......     5,462,000
                                                     ------------
                  (Cost $5,462,000)
TOTAL INVESTMENTS - 98.16%.........................   535,767,747
                                                     ------------
(Cost $445,209,197)

NET OTHER ASSETS AND LIABILITIES - 1.84%...........    10,040,105
                                                     ------------
NET ASSETS - 100.00%...............................  $545,807,852
                                                     ============

-----------------------------------------------------
*      Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)


   SHARES                                                 VALUE
-----------                                          ------------

COMMON STOCKS - 95.01%

                  TECHNOLOGY - 32.81%

    300,000       America OnLine, Inc.*............ $  17,943,750
    700,000       American Tower Corp., Class A*...    32,550,000
    350,000       Applied Materials, Inc.*.........    35,634,375
    625,000       Automatic Data Processing, Inc...    33,632,813
    600,000       Cisco Systems, Inc.*.............    41,596,875
    125,000       CMGI, Inc.*......................     8,906,250
    540,000       Dell Computer Corp.*.............    27,067,500
     32,500       E-Tek Dynamics, Inc.*............     6,654,375
    335,000       EchoStar Communications Corp.,
                  Class A*.........................    21,335,313
    300,000       EMC Corp.*.......................    41,681,250
     50,000       Genentech, Inc.*.................     5,850,000
    250,000       Intel Corp.......................    31,703,125
    225,000       International Business Machines
                     Corp. ........................    25,115,625
    200,000       Liberate Technologies, Inc.*.....     7,825,000
    300,000       Lucent Technologies, Inc.........    18,656,250
    315,000       Microsoft Corp.*.................    21,971,250
    500,000       Nokia Corp., Class A, ADR........    28,437,500
    280,000       Nortel Networks Corp.............    31,710,000
    300,000       Oracle Corp.*....................    23,981,250
    535,500       Pharmacia Corp...................    26,741,531
    350,000       Tellabs, Inc.*...................    19,184,375
    465,000       Teradyne, Inc.*..................    51,150,000
    235,000       Texas Instruments, Inc...........    38,275,625
    350,000       United Technologies Corp.........    21,765,625
    500,000       Xerox Corp.......................    13,218,750
                                                    -------------
                                                      632,588,407
                                                    -------------

                  CONSUMER STAPLES - 14.32%

    400,000       American Home Products Corp......    22,475,000
    300,000       Baxter International, Inc........    19,537,500
    326,000       Bristol-Myers Squibb Co..........    17,094,625
  1,000,000       Cendant Corp.*...................    15,437,500
     60,000       Edwards Lifesciences Corp .*.....       900,000
    750,000       Elan Corp. Plc, ADR*.............    32,156,250
    325,000       Forest Laboratories, Inc., Class A*  27,320,312
    350,000       Guidant Corp.*...................    20,081,250
    235,000       Johnson & Johnson Co.............    19,387,500
    275,000       Lilly (Eli) & Co.................    21,260,938
    300,000       Merck & Co., Inc.................    20,850,000
    450,000       PepsiCo, Inc.....................    16,509,375
    200,000       Procter & Gamble Co..............    11,925,000
    275,000       Warner-Lambert Co................    31,298,438
                                                    -------------
                                                      276,233,688
                                                    -------------

                  CONSUMER CYCLICAL - 12.44%

    325,000       AT&T Corp., Liberty Media Group*.    16,229,687
    850,000       CVS Corp.........................    36,975,000
    265,000       Ford Motor Co....................    14,492,187

   SHARES                                                 VALUE
-----------                                          ------------

                  CONSUMER CYCLICAL (CONTINUED)

    250,000       Harley-Davidson, Inc............. $   9,953,125
    550,000       Home Depot, Inc..................    30,834,375
    500,000       Infinity Broadcasting Corp.,
                     Class A* .....................    16,968,750
    400,000       McDonald's Corp..................    15,250,000
    300,000       MediaOne Group, Inc.*............    22,687,500
    900,000       Staples, Inc.*...................    17,156,250
    375,000       Tandy Corp.......................    21,375,000
    275,000       Target Corp......................    18,304,687
  1,025,000       TJX Cos., Inc....................    19,667,187
                                                    -------------
                                                      239,893,748
                                                    -------------

                  ENERGY - 11.23%

    750,000       Anadarko Petroleum Corp..........    32,578,125
    800,000       Baker Hughes, Inc................    25,450,000
    984,000       BP Amoco Plc, ADR................    50,184,000
    600,000       Burlington Resources, Inc........    23,587,500
    350,000       Cooper Cameron Corp.*............    26,250,000
    350,000       Schlumberger, Ltd................    26,796,875
    675,000       Transocean Sedco Forex, Inc......    31,725,000
                                                    -------------
                                                      216,571,500
                                                    -------------

                  INDUSTRIAL - 9.38%

    355,000       General Electric Co..............    55,823,750
    550,000       Honeywell International, Inc.....    30,800,000
    550,000       Maxim Integrated Products, Inc.*.    35,646,875
  1,000,000       Tyco International, Ltd..........    45,937,500
    150,000       Vishay Intertechnology, Inc.*....    12,581,250
                                                    -------------
                                                      180,789,375
                                                    -------------

                  FINANCE - 8.49%

    325,000       American International Group, Inc.   35,648,438
    777,500       Associates First Capital Corp....    17,250,781
    425,000       Chase Manhattan Corp.............    30,626,563
    650,000       Citigroup, Inc...................    38,634,375
    350,000       Fannie Mae.......................    21,109,375
    500,000       Wells Fargo & Co.................    20,531,250
                                                    -------------
                                                      163,800,782
                                                    -------------

                  UTILITIES - 4.84%

     48,000       AT&T Wireless Group*.............     1,527,000
    700,000       MCI WorldCom, Inc.*..............    31,806,250
    250,000       Nextlink Communications, Inc.*...    21,078,125
    400,000       SBC Communications, Inc..........    17,525,000
    300,000       US West, Inc.....................    21,356,250
                                                    -------------
                                                       93,292,625
                                                    -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY GROWTH FUND

APRIL 30, 2000 (UNAUDITED)


   SHARES                                                 VALUE
-----------                                          ------------

                  BASIC MATERIALS - 1.50%

    300,000       duPont (E.I.) deNemours & Co..... $  14,231,250
    400,000       Georgia-Pacific Group............    14,700,000
                                                    -------------
                                                       28,931,250
                                                    -------------
                  TOTAL COMMON STOCKS ............. 1,832,101,375
                                                    -------------
                  (Cost $1,062,231,505)

CONVERTIBLE PREFERRED STOCKS - 1.29%
    140,000       AES Trust I, Series A............    17,360,000
    275,000       Loral Space and
                  Communications, Ltd.,
                  Series C, 6.00% (A)..............     7,493,750
                                                    -------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS   24,853,750
                                                    -------------
                  (Cost $20,750,000)



REPURCHASE AGREEMENT - 4.05%
$77,989,000       Repurchase Agreement with:
                  State Street Bank
                  5.71%, Due 05/01/00, dated 04/28/00
                  Repurchase Price $78,026,110
                  (Collateralized by U.S. Treasury Bond
                  6.00% - 9.88%, Due 11/15/15
                  through 02/15/26;
                  Total Par $60,655,000,
                  Market Value $79,553,581) ....... $  77,989,000
                                                    -------------
                  TOTAL REPURCHASE AGREEMENT ......    77,989,000
                                                    -------------
                  (Cost $77,989,000)
TOTAL INVESTMENTS - 100.35%........................ 1,934,944,125
                                                    -------------
(Cost $1,160,970,505)

NET OTHER ASSETS AND LIABILITIES - (0.35)%.........    (6,673,626)
                                                    -------------
NET ASSETS - 100.00%...............................$1,928,270,499
                                                    =============

------------------------------------------------------
*      Non-income producing security.
(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At April 30, 2000, this security amounted to $7,493,750 or 0.39% of net assets.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)


   SHARES                                                 VALUE
-----------                                          ------------

COMMON STOCKS - 94.11%

                  BRAZIL - 0.64%

    216,606       Embratel Participacoes SA, ADR...  $  4,873,635
                                                     ------------

                  CANADA - 4.28%

    196,800       BCE, Inc.........................    22,781,775
    190,200       Seagram Co., Ltd.................     9,994,647
                                                     ------------
                                                       32,776,422
                                                     ------------

                  FRANCE - 9.44%

    155,738       Aventis SA.......................     8,593,992
    159,418       Aventis SA, Series A*............     8,768,078
    113,100       Carrefour Super Marche, SA.......     7,361,855
    249,913       Rhodia, SA.......................     4,634,797
     79,490       Suez Lyonnaise Des Eaux..........    12,465,602
     59,417       Total Fina Elf, SA...............     9,015,270
     80,041       Valeo SA.........................     4,438,682
    173,091       Vivendi..........................    17,120,445
                                                     ------------
                                                       72,398,721
                                                     ------------

                  GERMANY - 7.71%

    321,124       Bayerische Motoren Werke (BMW) AG     8,539,064
    225,032       Dresdner Bank AG.................     9,328,693
    341,862       Metallgesellschaft AG............     5,289,590
     24,351       SAP AG...........................    14,322,959
     93,070       Siemens AG.......................    13,732,193
    160,331       Veba AG..........................     7,921,888
                                                     ------------
                                                       59,134,387
                                                     ------------

                  GREECE - 0.38%

    128,360       Hellenic Telecommunications
                  Organization SA (OTE)............     2,889,600
                                                     ------------

                  HONG KONG - 3.07%

  1,496,000       China Telecom, Ltd.*.............    10,803,420
    871,000       Hutchison Whampoa................    12,691,740
                                                     ------------
                                                       23,495,160
                                                     ------------

                  HUNGARY - 0.33%

     46,270       Gedeon Richter, GDR (A)..........     2,562,058
                                                     ------------

                  ITALY - 5.89%

  3,022,460       Banca Nazionale Del Lavoro SpA*..     9,891,786
  1,190,281       Mediaset SpA.....................    19,315,208
  1,127,960       Telecom Italia Mobile SpA........    10,766,999
  1,287,569       UniCredito Italiano SpA..........     5,220,559
                                                     ------------
                                                       45,194,552
                                                     ------------

   SHARES                                                 VALUE
-----------                                          ------------

                  JAPAN - 24.69%

  1,445,000       Fuji Bank (The), Ltd.............  $ 12,041,109
    294,000       Fujitsu, Ltd.....................     8,329,614
    226,000       KAO Corp.........................     6,884,311
     38,200       Matsushita Communication
                     Industrial Co. ...............     5,991,463
    105,000       Murata Manufacturing Co., Ltd....    20,415,722
    649,000       Nikko Securities Co., Ltd........     7,661,451
        848       Nippon Telegraph & Telephone Corp.   10,520,994
    279,000       Nomura Securities Co., Ltd.......     7,026,341
        999       NTT Mobile Communication Network.    33,390,954
    221,000       Pioneer Corp.....................     6,036,295
     59,300       Rohm Co., Ltd....................    19,875,561
  1,900,000       Sakura Bank, Ltd.................    13,334,568
    403,000       Sanwa Bank (The), Ltd............     3,895,486
     15,998       Shohkoh Fund & Co., Ltd..........     2,858,770
      7,000       Softbank Corp.*..................     1,730,475
      3,500       Softbank Corp....................       861,997
     80,000       Taisho Pharmaceuticals Co........     2,681,357
    220,000       Takeda Chemical Industries.......    14,482,663
     44,100       Takefuji Corp....................     4,667,034
    125,000       Yamanouchi Pharmaceutical Co.,
                     Ltd. .........................     6,608,490
                                                     ------------
                                                      189,294,655
                                                     ------------

                  KOREA - 1.14%

    106,700       Korea Telecom, ADR...............     3,681,150
     13,145       Samsung Electronics Co., Ltd.,
                     GDR (A)* .....................     2,118,645
     92,025       SK Telecom Ltd., ADR.............     2,950,552
                                                     ------------
                                                        8,750,347
                                                     ------------

                  MEXICO - 0.76%

     99,530       Telefonos de Mexico SA, ADR......     5,853,608
                                                     ------------

                  NETHERLANDS - 11.40%
    117,250       Gucci Group NV, ADR..............    10,274,031
     93,565       ING Groep NV*....................     5,105,298
    276,768       Koninklijke Philips Electronics NV   12,346,492
    332,453       KPN NV...........................    33,502,531
     94,554       KPNQwest, NV*....................     3,928,328
     71,105       Laurus NV........................       759,538
     39,837       Vendex KBB NV....................       613,858
    361,976       VNU NV...........................    19,365,910
    114,426       World Online International, NV*..     1,539,565
                                                     ------------
                                                       87,435,551
                                                     ------------

                  SINGAPORE - 1.22%

    678,000       DBS Group Holdings Ltd...........     9,336,654
                                                     ------------

                  SPAIN - 1.65%

    567,939       Telefonica SA*...................    12,639,351
                                                     ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY FUND

APRIL 30, 2000 (UNAUDITED)


   SHARES                                                 VALUE
-----------                                          ------------

                  SWEDEN - 2.43%

    209,959       Ericsson LM, B Shares............  $ 18,665,624
                                                     ------------

                  SWITZERLAND - 1.92%

     18,092       Clariant AG......................     6,594,349
      5,831       Novartis AG, Registered..........     8,139,815
                                                     ------------
                                                       14,734,164
                                                     ------------

                  UNITED KINGDOM - 17.16%

    265,737       AstraZeneca, Plc.................    11,125,091
  2,476,224       British Aerospace, Plc...........    15,189,619
    731,795       Cable & Wireless Plc.............    12,111,095
    926,084       Diageo, Plc......................     7,490,256
     69,690       Energis Plc.*....................     3,439,462
    488,601       Glaxo Wellcome, Plc..............    15,069,525
          1       Powergen.........................             6
    460,085       Railtrack Group, Plc.............     5,823,571
  1,387,864       Reed International, Plc..........     9,604,603
  1,322,829       Somerfield, Plc..................     1,184,220
  1,224,726       TeleWest Communications Plc.*....     7,441,193
  9,399,043       Vodafone AirTouch Plc............    43,095,275
                                                     ------------
                                                      131,573,916
                                                     ------------
                  TOTAL COMMON STOCKS .............   721,608,405
                                                     ------------
                  (Cost $546,188,534)

 PAR VALUE                                                VALUE
-----------                                          ------------

REPURCHASE AGREEMENT - 6.12%
$46,889,000       Repurchase Agreement with:
                  State Street Bank
                  5.71%, Due 05/01/00, dated 04/28/00
                  Repurchase Price $46,911,311
                  (Collateralized by U.S. Treasury Bond
                  7.50%, Due 11/15/16;
                  Total Par $41,635,000,
                  Market Value $47,828,206) .......  $ 46,889,000
                                                     ------------
                  TOTAL REPURCHASE AGREEMENT ......    46,889,000
                                                     ------------
                  (Cost $46,889,000)
TOTAL INVESTMENTS - 100.23%........................   768,497,405
                                                     ------------
(Cost $593,077,534)

NET OTHER ASSETS AND LIABILITIES - (0.23)%.........    (1,756,278)
                                                     ------------
NET ASSETS - 100.00%...............................  $766,741,127
                                                     ============

------------------------------------------------------------
*      Non-income producing security.
(A)    Securities exempt from registration pursuant to
       Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2000, these securities amounted to $4,680,703 or 0.61% of net assets.
ADR    American Depositary Receipt
GDR    Global Depositary Receipt

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                     UNREALIZED
    CURRENCY  CONTRACT TO SETTLEMENT   CONTRACT     APPRECIATION
      VALUE     DELIVER      DATES     AT VALUE    (DEPRECIATION)
   ---------  ----------- ----------  ----------   --------------
   157,750         EMU     05/02/00  $   143,422       $   352
   173,416         EMU     05/02/00      157,677          (389)
   291,379         EMU     05/03/00      264,955          (325)
                                      ----------    -----------
                                      $  566,054      $   (362)
                                      ==========    ===========


---------------------------------
EMU      Euro Monetary Unit

------------------------------------------------
      INDUSTRY CONCENTRATION OF COMMON STOCKS
          AS A PERCENTAGE OF NET ASSETS:


Technology                              30.45%
Consumer Staples                        15.16
Finance                                 12.65
Consumer Cyclical                       12.47
Utilities                               10.79
Industrial                               8.47
Diversified                              2.34
Energy                                   1.18
Basic Material                           0.60
                                        ------
                                        94.11%
                                        ======


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

   SHARES                                                 VALUE
-----------                                          ------------

COMMON STOCKS - 94.55%

                  INDUSTRIAL - 21.48%

    149,000       ABC-NACO, Inc.*..................  $  1,657,625
     80,050       Advanced Technical Products, Inc.*      330,206
    161,500       Airgas Inc.......................       948,813
    194,900       AirNet Systems, Inc.*............       962,319
    145,400       Analogic Corp....................     5,915,963
    180,200       Benchmark Electronics, Inc.*.....     7,241,788
     64,600       Calgon Carbon Corp...............       407,788
    163,400       Capital Environmental Resource,
                     Inc.* ........................       674,025
     10,000       Centex Construction Products, Inc.      308,750
    127,550       Chicago Bridge & Iron Co., N.V...     1,937,166
     78,100       CLARCOR, Inc.....................     1,405,800
     87,400       CTB International Corp.*.........       693,738
    159,000       Dayton Superior Corp., Class A*..     4,064,438
    177,400       Denison International Plc, ADR*..     2,328,375
     73,700       Dexter Corp......................     4,044,288
    186,275       Farr Co.*........................     3,230,707
     85,900       Gerber Scientific, Inc...........     1,191,863
     73,700       Giga-Tronics, Inc.*..............       801,488
    123,500       Greif Brothers Corp., Class A....     4,075,500
    197,300       ITI Technologies, Inc.*..........     5,068,144
    165,100       Kaman Corp., Class A.............     1,754,188
     30,400       Keithley Instruments, Inc........     1,694,800
     80,600       Key Technology, Inc.*............       624,650
     47,710       K-Tron International, Inc.*......       760,378
     75,100       Ladish Co., Inc.*................       591,413
    104,000       Layne Christensen Co.*...........       442,000
     35,242       Lennox International, Inc........       297,354
    169,800       Longview Fibre Co................     2,164,950
    197,300       LSI Industries, Inc..............     3,526,738
     23,900       Methode Electronics, Inc., Class A      995,958
    204,400       NCI Building Systems, Inc.*......     3,909,150
    186,100       Northwest Pipe Co.*..............     2,489,088
        400       Rogers Corp.*....................        26,950
    129,750       Shaw Group, Inc.*................     4,614,234
     80,700       Smith (A.O.) Corp................     1,659,394
    163,544       Terex Corp.*.....................     2,555,375
     87,400       TransTechnology Corp.............     1,229,063
    134,000       Valmont Industries, Inc..........     2,663,250
     74,700       Willis Lease Finance Corp.*......       550,913
    101,000       Wood's (T.B.) Corp...............       909,000
                                                     ------------
                                                       80,747,630
                                                     ------------

                  CONSUMER STAPLES - 19.78%

     65,400       American Healthways, Inc.*.......       265,687
     67,900       ASI Solutions, Inc.*.............       263,112
     48,700       ATS Medical, Inc.*...............       496,131
    319,666       Bindley Western Industries, Inc..     5,574,176
    116,700       Budget Group, Inc., Class A*.....       547,031
     74,400       Burns International Services Corp.*     809,100
    185,900       Children's Comprehensive Services,
                     Inc.* ........................       557,700
    174,300       Condor Technology Solutions, Inc.*      108,937
    130,200       Datascope Corp...................     4,312,875
    161,400       Delta & Pine Land Co.............     3,389,400
    194,400       Health Management Systems, Inc.*.       765,450
    225,826       ICN Pharmaceuticals, Inc.........     5,687,992

   SHARES                                                 VALUE
-----------                                          ------------

                  CONSUMER STAPLES (CONTINUED)

     81,100       Ingles Markets, Inc., Class A....  $    811,000
    243,200       Interim Services, Inc.*..........     4,164,800
    251,700       Invacare Corp....................     6,732,975
    153,500       ITT Educational Services, Inc.*..     2,743,812
    240,900       Jostens, Inc.....................     5,947,219
     40,500       Korn/Ferry International*........     1,073,250
    168,200       Kroll-O'Gara (The) Co.*..........     1,293,037
     94,300       Lifecore Biomedical, Inc.*.......       624,737
    100,200       Marketing Specialists Corp.*.....       228,581
     98,000       Michael Foods, Inc...............     2,100,875
    139,875       Minntech Corp....................     1,188,937
    127,700       MPW Industrial Services Group, Inc.*    925,825
     57,500       Nashua Corp.*....................       460,000
    403,100       Nextera Enterprises, Inc., Class A*   2,670,537
     98,000       Northland Cranberries, Inc., Class A    355,250
     46,200       Noven Pharmaceuticals, Inc.*.....       542,850
    124,600       Performance Food Group Co.*......     3,286,325
    192,500       PSS World Medical, Inc.*.........     1,654,297
     18,000       RemedyTemp, Inc., Class A*.......       356,625
    474,825       Res-Care, Inc.*..................     5,193,398
    195,521       Respironics, Inc.*...............     3,177,216
    156,000       Romac International, Inc.*.......     1,608,750
    241,000       SOS Staffing Services, Inc.*.....       753,125
    194,300       Total Renal Care Holdings, Inc.*.       558,612
     44,100       United Natural Foods, Inc.*......       667,012
    233,700       Vlasic Foods International, Inc.*       408,975
     45,800       Wackenhut Corp., Class A.........       603,987
    122,400       Westaff, Inc.*...................       887,400
    114,300       York Group, Inc..................       557,212
                                                     ------------
                                                       74,354,210
                                                     ------------

                  CONSUMER CYCLICAL - 16.08%

    145,450       ADVO, Inc.*......................     4,363,500
    194,100       American Homestar Corp.*.........       266,887
     96,900       Anicom, Inc.*....................       460,275
    128,200       Applebee's International, Inc....     4,671,287
     72,600       Atlantic Coast Airlines Holdings,
                     Inc.* ........................     2,168,925
     71,650       Bassett Furniture Industries, Inc.      953,841
     61,300       Beazer Homes USA, Inc.*..........     1,172,362
    123,900       CEC Entertainment, Inc.*.........     3,717,000
     86,700       Culp, Inc........................       503,944
     80,700       Ethan Allen Interiors, Inc.......     2,153,681
    169,300       Friendly Ice Cream Corp.*........       724,816
     99,800       G & K Services, Inc., Class A....     2,445,100
    138,100       Goody's Family Clothing, Inc.*...       897,650
    105,800       Houghton Mifflin Co..............     4,397,312
    166,250       InterTAN, Inc.*..................     2,296,328
     92,800       K2, Inc..........................       661,200
     74,000       Midwest Express Holdings, Inc.*..     1,873,125
    219,816       Morrison Management Specialists,
                     Inc. .........................     6,086,164
     97,100       Musicland Stores Corp.*..........       728,250
     46,500       Newmark Homes Corp.*.............       255,750
    215,205       O'Charley's, Inc.*...............     2,730,413
     94,400       Oshkosh Truck Corp...............     2,973,600
    164,900       R & B, Inc.*.....................       505,006
     83,600       Rocky Shoes & Boots, Inc.*.......       491,150
     53,100       Ruby Tuesday, Inc................     1,111,781


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

APRIL 30, 2000 (UNAUDITED)


   SHARES                                                 VALUE
-----------                                          ------------

                  CONSUMER CYCLICAL (CONTINUED)

    158,500       Ryan's Family Steak Houses, Inc.*  $  1,550,328
     66,300       Toll Brothers, Inc.*.............     1,437,881
     84,100       Toro Co..........................     2,586,075
    264,600       Unifirst Corp....................     2,546,775
    113,300       WestPoint Stevens, Inc...........     2,124,375
     75,100       Young Broadcasting, Inc., Class A*    1,614,650
                                                     ------------
                                                       60,469,431
                                                     ------------

                  FINANCE - 12.75%

     70,000       American Annuity Group, Inc......     1,168,125
     72,700       AmeriCredit Corp.*...............     1,358,581
    113,120       AmerUS Life Holdings, Inc., Class A   2,255,330
     85,600       Annuity & Life Re (Holdings), Ltd.    1,851,100
     77,900       Brandywine Realty Trust, REIT....     1,353,513
     55,150       Brown & Brown, Inc., Class A.....     2,212,894
         17       City National Corp...............           626
     64,600       Connecticut Bancshares, Inc.*....       770,153
    127,900       Corporate Office Properties Trust,
                     Inc., REIT....................     1,103,138
     43,900       Equity One, Inc., REIT...........       397,844
     41,691       Hanmi Bank*......................       515,926
    277,825       Healthcare Financial Partners, Inc.,
                  REIT (A)*........................     5,556,500
    111,130       Healthcare Financial Partners, Inc.,
                  WTS, (A)*
                  Expires 04/29/2001...............             0
     65,650       Healthcare Realty Trust, Inc., REIT   1,181,700
    151,483       Heller Financial, Inc............     2,944,451
     40,400       Horace Mann Educators Corp.......       588,325
     64,600       HSB Group, Inc...................     1,873,400
    107,500       Innkeepers USA Trust, Inc., REIT.       967,500
     50,000       IRT Property Co., REIT...........       415,625
     24,400       Kansas City Life Insurance Co....       661,850
     89,900       Life Financial Corp.*............       314,650
    138,000       Matrix Bancorp, Inc.*............     1,035,000
     56,100       National Golf Properties, Inc., REIT  1,072,913
    147,200       North Fork Bancorporation, Inc...     2,382,800
     60,000       Ohio Casualty Corp...............       997,500
     18,300       PICO Holdings, Inc.*.............       192,150
     36,300       Prime Group Realty Trust, REIT...       537,694
    406,240       Republic Bancorp, Inc............     4,011,620
     97,500       Seacoast Financial Services Corp.       914,063
    126,100       Selective Insurance Group, Inc...     2,388,019
     50,800       SL Green Realty Corp., REIT......     1,304,925
    126,900       Superior Financial Corp.*........     1,332,450
     89,100       Texas Regional Bancshares, Inc.,
                     Class A ......................     2,544,919
     80,700       Webster Financial Corp...........     1,724,963
                                                     ------------
                                                       47,930,247
                                                     ------------

                  ENERGY - 11.26%

     32,300       Atwood Oceanics, Inc.*...........     1,958,187
    108,700       Bellwether Exploration Co.*......       631,819
    141,200       Callon Petroleum Co.*............     1,915,025
    163,000       Cross Timbers Oil Co.............     2,353,312
     68,900       Devon Energy Corp................     3,320,119
     81,300       Evergreen Resources, Inc.*.......     1,880,062

   SHARES                                                 VALUE
-----------                                          ------------

                  ENERGY (CONTINUED)

    128,800       Gulfmark Offshore, Inc.*.........  $  2,270,100
    169,700       Houston Exploration (The) Co.*...     3,065,206
    134,700       Key Production Co., Inc.*........     1,776,356
    177,400       Louis Dreyfus Natural Gas Corp.*.     4,967,200
    117,600       Marine Drilling Cos., Inc.*......     3,057,600
    171,020       Meridian Resource Corp.*.........       619,947
    165,100       Midcoast Energy Resources, Inc...     2,620,962
     40,000       Nuevo Energy Co.*................       700,000
     90,800       Oceaneering International, Inc.*.     1,566,300
    133,200       Pennaco Energy, Inc.*............     1,981,350
     44,800       Pogo Producing Co................     1,148,000
     53,700       Pride International, Inc.*.......     1,214,962
     90,000       Triton Energy Ltd.*..............     3,279,375
    102,000       Vintage Petroleum, Inc...........     2,027,250
                                                     ------------
                                                       42,353,132
                                                     ------------

                  TECHNOLOGY - 9.34%

    145,500       Acxiom Corp.*....................     3,928,500
    107,200       Analysts International Corp......     1,192,600
    114,700       Bell & Howell Co.*...............     3,046,719
     33,400       Clare (C.P.) Corp.*..............       236,931
    135,100       Comptek Research, Inc.*..........     2,127,825
    323,200       Computer Task Group, Inc.........     2,747,200
    149,000       CT Communications, Inc...........     4,507,250
    193,400       Hypercom Corp.*..................     2,828,475
     21,200       Hyperion Solutions Corp.*........       642,956
    227,300       Infinium Software, Inc.*.........       980,231
     86,600       infoUSA, Inc.*...................       503,363
    108,200       Landmark Systems Corp.*..........       628,913
    119,500       Mentor Graphics Corp.*...........     1,568,438
    155,500       Metro Information Services, Inc.*     2,118,688
     64,600       Motient Corp.*...................       807,500
    149,200       MSC.Software Corp.*..............     1,417,400
    116,650       Peak International, Ltd.*........     1,071,722
     48,600       S3, Inc.*........................       683,438
     73,500       Sybase, Inc.*....................     1,483,781
     66,600       Telemate.Net Software, Inc.*.....       274,725
     64,600       3DO (The) Co.*...................       395,675
    123,100       World Access, Inc.*..............     1,938,825
                                                     ------------
                                                       35,131,155
                                                     ------------

                  UTILITIES - 3.03%

    100,550       Atmos Energy Corp................     1,596,231
     99,650       Cascade Natural Gas Corp.........     1,606,856
     32,300       Kansas City Power & Light Co.....       829,706
     20,000       Middlesex Water Co., Inc.........       578,750
     44,500       New Jersey Resources Corp........     1,791,125
     42,400       NUI Corp.........................     1,134,200
     64,600       Philadelphia Suburban Corp.......     1,550,400
     34,500       South Jersey Industries, Inc.....       922,875
     73,000       Southwest Gas Corp...............     1,391,563
                                                     ------------
                                                       11,401,706
                                                     ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

APRIL 30, 2000 (UNAUDITED)

   SHARES                                                 VALUE
-----------                                          ------------

                             BASIC MATERIALS - 0.83%

     38,800       Lindberg Corp....................  $    276,450
    123,300       Reliance Steel & Aluminum Co.....     2,835,900
                                                     ------------
                                                        3,112,350
                                                     ------------
                  TOTAL COMMON STOCKS .............   355,499,861
                                                     ------------
                  (Cost $357,723,293)

  PAR VALUE
  ---------

CORPORATE BOND - 0.09%
$   369,900       MSC.Software Corp.
                  Convertible Subordinated Debenture
                  7.88%, 08/18/04 .................       337,996
                                                     ------------
                  TOTAL CORPORATE BOND ............       337,996
                                                     ------------
                  (Cost $369,900)

 PAR VALUE                                                VALUE
-----------                                          ------------

REPURCHASE AGREEMENT - 5.13%
$19,271,000       Repurchase Agreement with:
                  State Street Bank
                  5.71%, 05/01/00, dated 04/28/00
                  Repurchase Price $19,280,170
                  (Collateralized by U.S. Treasury Note
                  5.88%, Due 11/30/01;
                  Total Par $19,375,000,
                  Market Value $19,659,929)........  $ 19,271,000
                                                     ------------
                  TOTAL REPURCHASE AGREEMENT ......    19,271,000
                                                     ------------
                  (Cost $19,271,000)
TOTAL INVESTMENTS - 99.77%.........................   375,108,857
                                                     ------------
(Cost $377,364,193)

NET OTHER ASSETS AND LIABILITIES - 0.23%...........       867,158
                                                     ------------
NET ASSETS - 100.00%...............................  $375,976,015
                                                     ============

------------------------------------------------------------------
*      Non-incoming producing security.
(A)    Securities exempt from registration pursuant
       to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2000, these securities amounted to $5,556,500 or 1.48% of net assets.
ADR    American Depositary Receipt
REIT   Real Estate Investment Trust
WTS    Warrants


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY EQUITY FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)


   SHARES                                                 VALUE
-----------                                          ------------

COMMON STOCKS - 92.12%

                  TECHNOLOGY - 35.87%

     44,800       24/7 Media, Inc..................  $    879,200
     55,700       Accrue Software, Inc.*...........     1,326,356
     85,900       Actel Corp.*.....................     3,162,194
      2,700       Active Software, Inc.*...........       108,844
    123,600       Advanced Fibre Communications, Inc.*  5,646,975
    115,200       Advanced Radio Telecom Corp.*....     1,922,400
     87,300       Aeroflex, Inc.*..................     3,251,925
      5,300       Aether Systems, Inc.*............       882,367
     41,800       Airgate Pcs, Inc.*...............     3,584,350
      5,427       Akamai Technologies, Inc. *......       536,578
     26,900       Amkor Technology, Inc.*..........     1,645,944
     39,400       Ancor Communications, Inc.*......     1,189,388
     17,400       AnswerThink Consulting Group, Inc.*     334,950
     55,700       Apex, Inc.*......................     1,646,631
     25,400       Arguss Holdings, Inc.*...........       552,450
     23,200       Art Technology Group, Inc.*......     1,409,400
     88,100       BindView Development Corp.*......       710,306
     27,900       Bluestone Software, Inc.*........       587,644
     58,800       Braun Consulting, Inc.*..........     1,470,000
     84,600       Brio Technology, Inc.*...........     2,093,850
     45,000       Broadbase Software, Inc.*........       711,563
     55,700       Commtouch Software, Ltd.*........     1,176,663
     58,700       Complete Business Solutions, Inc.*    1,342,763
     57,200       Computer Network Technology Corp.*      922,350
     67,750       Concord Communications, Inc.*....     1,897,000
     12,332       Cree Research, Inc.*.............     1,794,306
     11,300       Crossroads Systems, Inc.*........       798,063
     77,850       Cybex Computer Products Corp.*...     2,131,144
    111,300       Datastream Systems, Inc.*........     1,558,200
    120,500       Davel Communications Corp.*......       180,750
    138,000       Deltek Systems, Inc.*............     1,681,875
     85,000       Documentum, Inc.*................     5,015,000
     42,200       DuPont Photomasks, Inc.*.........     2,365,838
      7,100       Efficient Networks, Inc.*........       466,825
     57,500       Eloyalty Corp.*..................       945,156
     85,000       Eltrax Systems, Inc.*............       573,750
     18,200       EMCORE Corp.*....................     1,578,850
     21,400       Emulex Corp.*....................       971,025
    172,200       Exchange Applications, Inc.*.....     2,098,688
     57,500       Gadzoox Networks, Inc.*..........     2,120,313
    114,800       Galileo Technology, Ltd.*........     2,016,175
     30,700       Globecomm Systems, Inc.*.........       579,463
     30,700       Great Plains Software, Inc.*.....     1,298,994
    145,800       Healthgate Data Corp.*...........       628,763
     54,300       HEICO Corp.......................       800,925
    142,600       HEICO Corp., Class A.............     1,996,400
    121,700       Hyperion Solutions Corp.*........     3,690,933
     86,200       ICG Communications, Inc.*........     2,564,450
    139,225       IMRglobal Corp.*.................     1,792,522
     99,000       Inso Corp.*......................       457,875
    144,300       Interact Commerce Corp.*.........     2,110,388
    117,200       International Fibercom, Inc.*....     2,131,575
     86,110       Internet Pictures Corp.*.........     1,356,233
     83,800       Internet.Com Corp.*..............     1,592,200
    111,900       IntraNet Solutions, Inc.*........     2,489,775
     85,400       iVillage, Inc.*..................       859,338

   SHARES                                                 VALUE
-----------                                          ------------

                  TECHNOLOGY (CONTINUED)

    110,400       Kopin Corp.*.....................  $  8,549,100
     42,400       L90, Inc.*.......................       424,000
    114,900       Lightbridge, Inc.*...............     2,412,900
     86,000       LTX Corp.*.......................     3,934,500
     43,500       MarchFirst, Inc.*................       927,094
     73,800       Marimba, Inc.*...................     1,462,163
     28,200       MasTec, Inc.*....................     2,435,775
    210,650       Mercator Software, Inc.*.........     7,754,553
    140,300       Metacreations Corp.*.............     1,569,606
    126,600       Metamor Worldwide, Inc.*.........     2,452,875
    124,200       Metro Information Services, Inc.*     1,692,225
     63,100       MMC Networks, Inc.*..............     1,672,150
    113,500       National Instruments Corp.*......     5,533,125
     87,000       Netegrity, Inc.*.................     3,860,625
     13,900       NetOptix Corp.*..................     2,451,613
     39,900       PC-Tel, Inc.*....................     1,336,650
    182,100       Per-Se Technologies, Inc.*.......     1,240,556
    155,300       Pervasive Software, Inc.*........     1,091,953
      1,500       Pioneer Standard Electronics, Inc.       22,969
     25,700       Powertel, Inc.*..................     1,728,325
     98,900       Price Communications Corp.*......     2,002,725
      5,150       ProBusiness Services, Inc.*......       135,831
     11,400       Proxim, Inc.*....................       877,088
     11,800       PSW Technologies, Inc.*..........       268,450
    141,700       PTEK Holdings, Inc.*.............       717,356
     53,200       Qlogic Corp.*....................     5,336,625
     28,600       Quest Software, Inc.*............     1,077,863
     86,400       RSA Security, Inc.*..............     5,070,600
     35,800       Santa Cruz Operation (The), Inc.*       217,038
     32,250       SeaChange International Inc.*....       967,500
    172,300       Secure Computing Corp.*..........     2,142,981
    197,700       Showcase Corp.*..................     1,186,200
    111,800       Spectralink Corp.*...............     1,614,113
     71,245       SPSS, Inc.*......................     2,030,483
     85,000       Sykes Enterprises, Inc.*.........     1,700,000
     56,500       Tanning Technology Corp.*........     1,038,188
    115,600       Tekelec, Inc.*...................     4,046,000
    112,700       Telxon Corp.*....................     1,662,325
     22,900       Terayon Communication Systems, Inc.*  2,129,700
    180,700       Tier Technologies, Inc.*.........     1,135,022
     79,800       Tollgrade Communcations, Inc.*...     5,266,800
     33,750       TranSwitch Corp.*................     2,972,109
    141,700       United Shipping & Technology, Inc.*   1,638,406
     56,500       US Interactive, Inc.*............       939,313
     55,700       Varian Semiconductor Equipment*..     3,745,825
    111,400       Webhire, Inc.*...................       835,500
     29,600       WebTrends, Corp.*................       971,250
    102,750       WinStar Communications, Inc.*....     4,097,156
     32,100       Zi Corp.*........................       361,125
     85,000       Ziplink, Inc.*...................       759,688
                                                     ------------
                                                      199,133,900
                                                     ------------

                  INDUSTRIAL - 16.18%

     85,200       Artesyn Technologies, Inc.*......     2,066,100
     78,300       Astec Industries, Inc.*..........     1,967,287
    115,400       Asyst Technologies, Inc.*........     6,173,900
    137,300       Atlas Air, Inc.*.................     4,796,919


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY EQUITY FUND

APRIL 30, 2000 (UNAUDITED)

   SHARES                                                 VALUE
-----------                                          ------------

                  INDUSTRIAL (CONTINUED)

    112,900       Audiovox Corp.*..................  $  3,873,881
     57,500       Axsys Technologies*..............       700,781
     17,700       Belden, Inc......................       525,469
     30,100       Brooks Automation, Inc.*.........     2,699,594
    124,700       Casella Waste Systems, Inc., Class A*   927,456
    114,900       Cidco*...........................       430,875
     58,700       Cognex Corp.*....................     3,338,562
     52,100       Cohu, Inc........................     1,983,056
    119,675       CUNO, Inc.*......................     3,246,184
     84,150       Dycom Industries, Inc.*..........     4,375,800
    175,425       Dynamex, Inc.*...................       175,425
     28,100       EGL, Inc.*.......................       644,544
     54,900       Expeditors International of
                  Washington, Inc..................     2,346,975
    118,300       Gentex Corp.*....................     3,815,175
     87,300       Helix Technology Corp............     4,457,756
    199,300       Hexcel Corp.*....................     1,694,050
     69,700       Kent Electronics Corp.*..........     2,034,369
     76,300       Koala Corp.*.....................     1,154,037
    116,500       Maverick Tube Corp.*.............     3,320,250
     83,600       Methode Electronics, Inc., Class A    3,483,769
     78,600       Millipore Corp...................     5,634,638
     72,100       Nanometrics, Inc.*...............     2,766,838
    206,600       NS Group, Inc.*..................     3,279,775
    284,110       PCD, Inc.*.......................     1,420,550
     32,300       Plannar Systems, Inc.*...........       361,356
    116,600       Presstek, Inc.*..................     2,448,600
     30,800       PRI Automation, Inc.*............     2,460,150
    113,600       TetraTech, Inc.*.................     2,676,700
     91,400       Veeco Instruments, Inc.*.........     5,678,225
    111,300       Zygo Corp.*......................     2,838,150
                                                     ------------
                                                       89,797,196
                                                     ------------

                  CONSUMER STAPLES - 14.61%

     71,500       Accredo Health, Inc.*............     2,010,937
    229,400       ATS Medical, Inc.*...............     2,337,012
     85,900       Bright Horizon Family Solutions,
                     Inc.* ........................     1,546,200
     74,700       Charles River Associates, Inc.*..     1,517,344
     55,700       CV Therapeutics, Inc.*...........     2,221,037
    134,300       Education Management, Inc.*......     2,199,162
    114,600       FirstService Corp.*..............     1,246,275
    160,000       Forrester Research, Inc.*........     7,250,000
     66,000       Fusion Medical Technologies, Inc.*    1,155,000
    107,400       HeadHunter.NET, Inc.*............     1,557,300
    140,800       Hooper Holmes, Inc...............     2,446,400
    118,400       Isis Pharmaceuticals, Inc.*......     1,317,200
     74,287       King Pharmaceuticals, Inc.*......     3,667,921
     69,200       Kroll-O'Gara (The) Co.*..........       531,975
    212,650       Labor Ready, Inc.*...............     1,927,141
     35,000       LifePoint Hospitals, Inc.*.......       599,375
     87,200       Luminex Corp.*...................     1,624,100
     72,500       Management Network Group, Inc.*..     1,286,875
    178,550       META Group, Inc.*................     4,017,375
    184,300       Modis Professional Services, Inc.*    1,393,769
     80,400       Natrol, Inc.*....................       326,625
    152,824       On Assignment, Inc.*.............     4,794,853

   SHARES                                                 VALUE
-----------                                          ------------

                  CONSUMER STAPLES (CONTINUED)

    161,800       Orthodontic Centers of America,
                     Inc.* ........................  $  3,428,137
    100,700       Osteotech, Inc.*.................       717,487
     84,070       Pre-Paid Legal Services, Inc.*...     2,690,240
    188,000       ProsoftTraining.com*.............     3,149,000
     89,000       Province Healthcare Co.*.........     2,569,875
     42,300       Quanta Services, Inc.*...........     1,964,306
    126,350       Renal Care Group, Inc.*..........     2,819,184
    225,864       Romac International, Inc.*.......     2,329,222
    159,900       Source Information Management Co.*    2,358,525
    146,400       Steiner Leisure, Ltd.*...........     2,946,300
     94,800       TeleTech Holdings, Inc.*.........     3,092,850
    163,900       Thoratec Laboratories Corp.*.....     1,741,437
    269,400       Trico Marine Services, Inc.*.....     2,037,337
     57,200       Varian Medical Systems, Inc.*....     2,288,000
                                                     ------------
                                                       81,105,776
                                                     ------------

                  CONSUMER CYCLICAL - 12.87%

    202,300       American Classic Voyages Co.*....     4,058,644
     55,700       Applebee's International, Inc.*..     2,029,569
    186,100       Bally Total Fitness Holding Corp.*    4,163,987
    282,300       Brass Eagle, Inc.*...............     1,305,637
    147,800       Callaway Golf Co.................     2,457,175
    258,400       Cash America International, Inc..     2,325,600
     72,900       CBRL Group, Inc.*................     1,011,487
    157,300       CEC Entertainment, Inc.*.........     4,719,000
     90,225       Cost Plus, Inc.*.................     2,757,502
    114,900       D.R.Horton, Inc..................     1,486,519
    172,000       Dura Automotive Systems, Inc.*...     2,795,000
     44,800       Frontline Capital Group*.........       767,200
     43,000       Funco, Inc.*.....................     1,052,156
     18,500       Hispanic Broadcasting Corp.*.....     1,869,656
    114,900       International Game Technology*...     2,800,687
    229,800       InterTAN, Inc.*..................     3,174,112
     57,500       Mobile Mini, Inc.*...............     1,200,312
    141,700       Nu Skin Enterprises, Inc., Class A*   1,089,319
     79,100       Pacific Sunwear of California, Inc.*  2,694,344
    173,600       Pegasus Systems, Inc.*...........     3,081,400
    258,400       Pier 1 Imports, Inc..............     2,939,300
    104,900       Pinnacle Entertainment, Inc.*....     2,104,556
     50,800       Polaris Industries, Inc..........     1,555,750
    213,400       Radio Unica Communications Corp.*     2,053,975
     83,800       SAGA Communications, Inc., Class. A*  1,696,950
     85,900       Sonic Corp.*.....................     2,389,094
    172,400       Toll Brothers, Inc.*.............     3,738,925
    233,200       Tower Automotive, Inc.*..........     3,643,750
    121,300       Travis Boats & Motors, Inc.*.....       712,637
    114,900       Vans, Inc.*......................     1,737,863
    129,100       Wabash National Corp.............     1,880,019
     12,600       Watsco, Inc......................       162,225
                                                     ------------
                                                       71,454,350
                                                     ------------

                  ENERGY - 8.21%

     55,700       Berkley Petroleum Corp.*.........       385,370
    141,700       Cabot Oil & Gas Corp., Class A...     2,630,306


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY EQUITY FUND

APRIL 30, 2000 (UNAUDITED)

   SHARES                                                 VALUE
-----------                                          ------------

    232,600       Callon Petroleum Co.*............  $  3,154,637
     55,700       Devon Energy Corp................     2,684,044
     60,500       Evergreen Resources, Inc.*.......     1,399,062
     87,400       Global Industries, Ltd.*.........     1,245,450
    251,600       Key Energy Services, Inc.*.......     2,453,100
    149,167       Magin Energy, Inc.*..............       322,197
    135,100       Marine Drilling Cos., Inc.*......     3,512,600
     92,000       Newfield Exploration Co.*........     3,737,500
    248,800       Newpark Resources, Inc.*.........     2,052,600
     57,300       Noble Affiliates, Inc............     2,066,381
     55,700       Paramount Resources, Ltd.*.......       526,358
    248,100       Pennaco Energy, Inc.*............     3,690,487
    111,300       Pride International, Inc.*.......     2,518,162
    229,400       Santa Fe Snyder Corp.*...........     2,107,612
     12,000       St. Mary Land & Exploration Co...       405,000
     35,700       Stone Energy Corp.*..............     1,686,825
    172,400       Swift Energy Co.*................     3,523,425
     71,500       Tidewater, Inc...................     2,127,125
    167,300       Vintage Petroleum, Inc...........     3,325,087
                                                     ------------
                                                       45,553,328
                                                     ------------

                  FINANCE - 2.80%

    144,300       Annuity and Life Reassurance
                     Holdings .....................     3,120,487
    196,700       Fidelity National Financial, Inc.     2,901,325
     86,200       MFC Bancorp, Ltd.*...............       668,050
     44,600       Pinnacle Holdings, Inc., REIT....     2,505,962
    197,900       Riggs National Corp..............     2,684,019
     40,800       Southwest Bancorp of Texas, Inc..       798,150
    114,900       Westamerica Bancorp..............     2,879,681
                                                     ------------
                                                       15,557,674
                                                     ------------

                  BASIC MATERIALS - 1.16%

    173,200       RTI International Metals, Inc.*..     1,829,425
    347,800       Titanium Metals Corp.............     1,456,412
    149,900       Uniroyal Technology Corp.........     3,147,900
                                                     ------------
                                                        6,433,737
                                                     ------------

                  UTILITIES - 0.42%

     57,300       Intermedia Communications, Inc.*.     2,334,975
                                                     ------------
                  TOTAL COMMON STOCKS .............   511,370,936
                                                     ------------
                  (Cost $423,126,237)

 PAR VALUE                                                VALUE
-----------                                          ------------

REPURCHASE AGREEMENT - 9.06%
$50,288,000       Repurchase Agreement with:
                  State Street Bank
                  5.71%, Due 05/01/00, dated 04/28/00
                  Repurchase Price $50,311,929
                  (Collateralized by U.S. Treasury Bond
                  6.13%, Due 11/15/27;
                  Total Par $50,725,000,
                  Market Value $51,295,656)........  $ 50,288,000
                                                     ------------
                  TOTAL REPURCHASE AGREEMENT ......    50,288,000
                                                     ------------
                  (Cost $50,288,000)
TOTAL INVESTMENTS - 101.18%........................   561,658,936
                                                     ------------
(Cost $473,414,237)

NET OTHER ASSETS AND LIABILITIES - (1.18)%.........    (6,550,865)
                                                     ------------
NET ASSETS - 100.00%...............................  $555,108,071
                                                     ============

------------------------------------------------------------
*      Non-income producing security.
REIT   Real Estate Investment Trust

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)

                                                                            ASSET ALLOCATION   EQUITY INCOME   GROWTH AND INCOME
                                                                                  FUND             FUND              FUND
                                                                             -------------     -------------    --------------


ASSETS:
   Investments (Note 2):
     Investments at cost.................................................    $585,059,432     $258,898,189    $471,080,428
     Repurchase agreement................................................              --       11,603,000              --
     Net unrealized appreciation (depreciation) on investments...........     165,176,698       39,995,372     125,365,547
                                                                             ------------     ------------    ------------
     Total investments at value..........................................     750,236,130      310,496,561     596,445,975
   Cash..................................................................              --              468              --
   Receivable for investments sold.......................................         249,240       27,953,255              --
   Receivable for shares sold............................................         866,494          120,839         236,549
   Interest and dividends receivable.....................................       4,660,520          449,155         383,255
   Tax reclaim receivable................................................              --               --              --
   Deferred organizational expense (Note 2)..............................              --               --              --
   Other assets..........................................................              --               --              --
                                                                             ------------     ------------    ------------
     Total Assets........................................................     756,012,384      339,020,278     597,065,779
                                                                             ------------     ------------    ------------

LIABILITIES:
   Payable for open forward foreign currency contracts and foreign currency            --               --              --
   Payable for investments purchased.....................................       1,165,494       25,779,223              --
   Payable to custodian..................................................           2,031               --       2,099,396
   Payable for shares repurchased........................................       1,300,525          345,019       1,023,752
   Advisory fee payable (Note 3).........................................         462,781          192,212         366,310
   Payable to Fleet affiliates (Note 3)..................................         210,709           49,087         115,477
   Payable to Administrator (Note 3).....................................          97,826           46,122          81,685
   Trustees' fees and expenses payable (Note 3)..........................          21,196           10,320          18,897
   Accrued expenses and other payables...................................          73,611           47,929          80,081
                                                                             ------------     ------------    ------------
     Total Liabilities...................................................       3,334,173       26,469,912       3,785,598
                                                                             ------------     ------------    ------------
NET ASSETS...............................................................    $752,678,211     $312,550,366    $593,280,181
                                                                             ============     ============    ============


                                                                              STRATEGIC EQUITY   EQUITY VALUE    EQUITY GROWTH
                                                                                     FUND            FUND            FUND
                                                                              ----------------   ------------    -------------

ASSETS:
   Investments (Note 2):
     Investments at cost.................................................         $84,360,153    $439,747,197    $1,082,981,505
     Repurchase agreement................................................           4,277,000       5,462,000        77,989,000
     Net unrealized appreciation (depreciation) on investments...........           4,446,788      90,558,550       773,973,620
                                                                                  -----------    ------------    --------------
     Total investments at value..........................................          93,083,941     535,767,747     1,934,944,125
   Cash..................................................................                 691             381               914
   Receivable for investments sold.......................................                  --      15,712,535                --
   Receivable for shares sold............................................               3,148         376,060         2,793,096
   Interest and dividends receivable.....................................              88,461         364,710         1,281,510
   Tax reclaim receivable................................................                  --              --                --
   Deferred organizational expense (Note 2)..............................               9,654              --                --
   Other assets..........................................................                   8              --                --
                                                                                  -----------    ------------    --------------
     Total Assets........................................................          93,185,903     552,221,433     1,939,019,645
                                                                                  -----------    ------------    --------------

LIABILITIES:
   Payable for open forward foreign currency contracts and foreign currency
   Payable for investments purchased.....................................                  --              --                --
   Payable to custodian..................................................                  --       5,120,572         7,022,601
   Payable for shares repurchased........................................                  --              --                --
   Advisory fee payable (Note 3).........................................               3,133         647,275         1,914,585
   Payable to Fleet affiliates (Note 3)..................................              41,435         337,458         1,162,955
   Payable to Administrator (Note 3).....................................               2,998         105,853           249,553
   Trustees' fees and expenses payable (Note 3)..........................               2,901          86,384           207,714
   Accrued expenses and other payables...................................               1,395          22,158            51,712
                                                                                           --          93,881           140,026
     Total Liabilities...................................................         -----------    ------------    --------------
                                                                                       51,862       6,413,581        10,749,146
NET ASSETS...............................................................         -----------    ------------    --------------
                                                                                  $93,134,041    $545,807,852    $1,928,270,499
                                                                                  ===========    ============    =-============


                                                                                INTERNATIONAL      SMALL CAP     SMALL COMPANY
                                                                                 EQUITY FUND       VALUE FUND     EQUITY FUND
                                                                                -------------      ----------    -------------

ASSETS:
   Investments (Note 2):
     Investments at cost.................................................        $546,188,534    $358,093,193     $423,126,237
     Repurchase agreement................................................          46,889,000      19,271,000       50,288,000
     Net unrealized appreciation (depreciation) on investments...........         175,419,871      (2,255,336)      88,244,699
                                                                                 ------------    ------------     ------------
     Total investments at value..........................................         768,497,405     375,108,857      561,658,936
   Cash..................................................................                  --             687            1,495
   Receivable for investments sold.......................................             734,409       1,764,750        9,042,493
   Receivable for shares sold............................................           3,774,634         692,390        2,787,250
   Interest and dividends receivable.....................................           1,000,954         174,535           57,804
   Tax reclaim receivable................................................             277,773              --               --
   Deferred organizational expense (Note 2)..............................                  --              --               --
   Other assets..........................................................                  --              --           12,297
                                                                                 ------------    ------------     ------------
     Total Assets........................................................         774,285,175     377,741,219      573,560,275
                                                                                 ------------    ------------     ------------

LIABILITIES:
   Payable for open forward foreign currency contracts and foreign currency
   Payable for investments purchased.....................................             109,385              --               --
   Payable to custodian..................................................                  --       1,121,282       12,010,904
   Payable for shares repurchased........................................              53,762              --               --
   Advisory fee payable (Note 3).........................................           6,761,810         300,423        5,939,431
   Payable to Fleet affiliates (Note 3)..................................             402,832         224,348          343,831
   Payable to Administrator (Note 3).....................................              52,399              --           75,193
   Trustees' fees and expenses payable (Note 3)..........................              79,078          54,489           62,316
   Accrued expenses and other payables...................................              13,765           9,291           14,056
                                                                                       71,017          55,371            6,473
     Total Liabilities...................................................        ------------    ------------     ------------
                                                                                    7,544,048       1,765,204       18,452,204
NET ASSETS...............................................................        ------------    ------------     ------------
                                                                                 $766,741,127    $375,976,015     $555,108,071
                                                                                 ============    ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      42-43

GALAXY EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
APRIL 30, 2000 (UNAUDITED)

                                                                  ASSET ALLOCATION  EQUITY INCOME  GROWTH AND INCOME
                                                                        FUND            FUND             FUND
                                                                  ----------------  -------------  -----------------


NET ASSETS CONSISTS OF:
   Par value (Note 5)..........................................    $     40,561     $     18,170    $     36,475
   Paid in capital in excess of par value......................     583,571,511      247,738,190     448,044,685
   Undistributed net investment income (loss)..................       1,988,174          376,427        (188,315)
   Accumulated net realized gain on investments sold...........       1,901,267       24,422,207      20,021,789
   Net unrealized appreciation (depreciation) of investments...     165,176,698       39,995,372     125,365,547
                                                                   ------------     ------------    ------------
TOTAL NET ASSETS...............................................    $752,678,211     $312,550,366    $593,280,181
                                                                   ============     ============    ============

Retail A Shares:
   Net Assets..................................................    $384,475,526     $198,856,992    $231,187,041
   Shares of beneficial interest outstanding...................      20,708,335       11,563,953      14,224,484
   NET ASSET VALUE and redemption price per share..............    $      18.57     $      17.20    $      16.25
   Sales charge - 3.75% of offering price......................            0.72             0.67            0.63
                                                                   ------------     ------------    ------------
   Maximum offering price per share............................    $      19.29     $      17.87    $      16.88
                                                                   ============     ============    ============
Retail B Shares:
   Net Assets..................................................    $101,099,069     $  3,872,989    $ 64,708,087
   Shares of beneficial interest outstanding...................       5,457,596          228,708       4,007,124
                                                                   ------------     ------------    ------------
   NET ASSET VALUE and offering price per share* ..............    $      18.52     $      16.93    $      16.15
                                                                   ============     ============    ============
Trust Shares:
   Net Assets..................................................    $266,340,384     $109,820,385    $297,099,522
   Shares of beneficial interest outstanding...................      14,353,852        6,376,841      18,225,398
                                                                   ------------     ------------    ------------
   NET ASSET VALUE, offering and redemption price per share....    $      18.56     $      17.22    $      16.30
                                                                   ============     ============    ============
Prime A Shares:
   Net Assets..................................................    $    198,871              N/A    $    156,841
   Shares of beneficial interest outstanding...................          10,717              N/A           9,636
   NET ASSET VALUE and redemption price per share..............    $      18.56              N/A    $      16.28
   Sales charge - 5.50% of offering price .....................            1.08              N/A            0.95
                                                                   ------------     ------------    ------------
   Maximum offering price per share............................    $      19.64              N/A    $      17.23
                                                                   ============     ============    ============
Prime B Shares:
   Net Assets..................................................    $    564,361              N/A    $    128,690
   Shares of beneficial interest outstanding...................          30,446              N/A           7,928
                                                                   ------------     ------------    ------------
   NET ASSET VALUE and offering price per share*...............    $      18.54              N/A    $      16.23
                                                                   ============     ============    ============


                                                                 STRATEGIC EQUITY  EQUITY VALUE    EQUITY GROWTH
                                                                       FUND            FUND            FUND
                                                                 ----------------  ------------    -------------

NET ASSETS CONSISTS OF:
   Par value (Note 5)..........................................    $     9,552    $     31,549    $       58,477
   Paid in capital in excess of par value......................     86,709,380     414,929,934     1,024,361,219
   Undistributed net investment income (loss)..................         67,113        (314,889)         (724,704)
   Accumulated net realized gain on investments sold...........      1,901,208      40,602,708       130,601,887
   Net unrealized appreciation (depreciation) of investments...      4,446,788      90,558,550       773,973,620
                                                                   -----------    ------------    --------------
TOTAL NET ASSETS...............................................    $93,134,041    $545,807,852    $1,928,270,499
                                                                   ===========    ============    ==============

Retail A Shares:
   Net Assets..................................................    $ 7,804,038    $251,683,557    $  563,769,905
   Shares of beneficial interest outstanding...................        801,116      14,569,432        17,146,626
   NET ASSET VALUE and redemption price per share..............    $      9.74    $      17.27    $        32.88
   Sales charge - 3.75% of offering price......................           0.38            0.67              1.28
                                                                   -----------    ------------    --------------
   Maximum offering price per share............................    $     10.12    $      17.94    $        34.16
                                                                   ===========    ============    ==============
Retail B Shares:
   Net Assets..................................................    $ 1,491,222    $ 32,955,143    $  113,779,961
   Shares of beneficial interest outstanding...................        154,088       1,937,460         3,567,574
                                                                   -----------    ------------    --------------
   NET ASSET VALUE and offering price per share* ..............    $      9.68    $      17.01    $        31.89
                                                                   ===========    ============    ==============
Trust Shares:
   Net Assets..................................................    $83,838,781    $261,169,152    $1,250,147,467
   Shares of beneficial interest outstanding...................      8,596,301      15,041,979        37,745,284
                                                                   -----------    ------------    --------------
   NET ASSET VALUE, offering and redemption price per share....    $      9.75    $      17.36    $        33.12
                                                                   ===========    ============    ==============
Prime A Shares:
   Net Assets..................................................            N/A             N/A    $      130,078
   Shares of beneficial interest outstanding...................            N/A             N/A             3,959
   NET ASSET VALUE and redemption price per share..............            N/A             N/A    $        32.86
   Sales charge - 5.50% of offering price .....................            N/A             N/A              1.91
                                                                   -----------    ------------    --------------
   Maximum offering price per share............................            N/A             N/A    $        34.77
                                                                   ===========    ============    ==============
Prime B Shares:
   Net Assets..................................................            N/A             N/A    $      443,088
   Shares of beneficial interest outstanding...................            N/A             N/A            13,592
                                                                   -----------    ------------    --------------
   NET ASSET VALUE and offering price per share*...............            N/A             N/A    $        32.60
                                                                   ===========    ============    ==============


                                                                  INTERNATIONAL      SMALL CAP      SMALL COMPANY
                                                                   EQUITY FUND       VALUE FUND      EQUITY FUND
                                                                  -------------      ----------     -------------


NET ASSETS CONSISTS OF:
   Par value (Note 5)..........................................    $     34,544    $     27,559     $     23,003
   Paid in capital in excess of par value......................     554,066,769     349,688,161      379,214,308
   Undistributed net investment income (loss)..................        (160,066)        186,812       (2,160,836)
   Accumulated net realized gain on investments sold...........      37,543,689      28,328,819       89,786,897
   Net unrealized appreciation (depreciation) of investments...     175,256,191      (2,255,336)      88,244,699
                                                                   ------------    ------------     ------------
TOTAL NET ASSETS...............................................    $766,741,127    $375,976,015     $555,108,071
                                                                   ============    ============     ============

Retail A Shares:
   Net Assets..................................................    $119,485,539    $ 87,187,818     $127,636,332
   Shares of beneficial interest outstanding...................       5,443,808       6,432,637        5,410,798
   NET ASSET VALUE and redemption price per share..............    $      21.95    $      13.55     $      23.59
   Sales charge - 3.75% of offering price......................            0.86            0.53             0.92
                                                                   ------------    ------------     ------------
   Maximum offering price per share............................    $      22.81    $      14.08     $      24.51
                                                                   ============    ============     ============
Retail B Shares:
   Net Assets..................................................    $  6,820,820    $  2,490,633     $ 19,070,859
   Shares of beneficial interest outstanding...................         311,930         184,691          829,080
                                                                   ------------    ------------     ------------
   NET ASSET VALUE and offering price per share* ..............    $      21.87    $      13.49     $      23.00
                                                                   ============    ============     ============
Trust Shares:
   Net Assets..................................................    $639,924,059    $285,963,400     $408,400,880
   Shares of beneficial interest outstanding...................      28,764,612      20,916,656       16,763,382
                                                                   ------------    ------------     ------------
   NET ASSET VALUE, offering and redemption price per share....    $      22.25    $      13.67     $      24.36
                                                                   ============    ============     ============
Prime A Shares:
   Net Assets..................................................    $     16,025    $    179,285              N/A
   Shares of beneficial interest outstanding...................             727          13,157              N/A
   NET ASSET VALUE and redemption price per share..............    $      22.04    $      13.63              N/A
   Sales charge - 5.50% of offering price .....................            1.28            0.79              N/A
                                                                   ------------    ------------     ------------
   Maximum offering price per share............................    $      23.32    $      14.42              N/A
                                                                   ============    ============     ============
Prime B Shares:
   Net Assets..................................................    $    494,684    $    154,879              N/A
   Shares of beneficial interest outstanding...................          22,555          11,450              N/A
                                                                   ------------    ------------     ------------
   NET ASSET VALUE and offering price per share*...............    $      21.93    $      13.53              N/A
                                                                   ============    ============     ============


-------------------------------------------------------------
* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      44-45

GALAXY EQUITY FUNDS

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

                                                                        ASSET ALLOCATION  EQUITY INCOME   GROWTH AND INCOME
                                                                              FUND            FUND              FUND
                                                                        ----------------  -------------   -----------------


INVESTMENT INCOME:
   Interest (Note 2)..............................................         $11,012,492     $  2,933,814    $   462,729
   Dividends (Note 2).............................................           1,503,269          774,147      4,535,011
   Less: foreign taxes withheld (Note 2)..........................              (7,750)              --             --
                                                                           -----------     ------------    -----------
     Total investment income......................................          12,508,011        3,707,961      4,997,740
                                                                           -----------     ------------    -----------

EXPENSES:
   Investment advisory fee (Note 3)...............................           2,795,500        1,180,448      2,204,075
   Administration fee (Note 3)....................................             274,826          116,055        216,679
   Custodian fee .................................................              31,591            9,110         14,355
   Fund accounting fee (Note 3) ..................................              59,873           30,853         56,254
   Professional fees (Note 3) ....................................              22,567           16,227         20,702
   Transfer agent fee (Note 3) ...................................             591,480          148,733        543,005
   Shareholder services and 12b-1 fees (Note 3) ..................             975,933          300,466        615,255
   Trustees' fees and expenses (Note 3) ..........................              10,843            3,734          9,241
   Amortization of organization cost (Note 2) ....................                  --               --             --
   Reports to shareholders .......................................              73,756           34,354         69,615
   Miscellaneous .................................................              40,168           24,249         58,582
                                                                           -----------     ------------    -----------
     Total expenses before reimbursement/waiver...................           4,876,537        1,864,229      3,807,763
                                                                           -----------     ------------    -----------
     Less:reimbursement/waiver (Note 4) ..........................                (732)          (1,454)      (125,061)
                                                                           -----------     ------------    -----------
     Total expenses net of reimbursement/waiver ..................           4,875,805        1,862,775      3,682,702
                                                                           -----------     ------------    -----------

NET INVESTMENT INCOME (LOSS)......................................           7,632,206        1,845,186      1,315,038
                                                                           -----------     ------------    -----------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTES 2 & 6):
   Net realized gainon investments sold ..........................           2,182,422       24,467,510     20,436,616
   Net realized gain on forward foreign currency
     contracts and foreign currency ..............................                  --               --             --
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts .....          45,079,519      (12,884,852)    24,252,602
                                                                           -----------     ------------    -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................          47,261,941       11,582,658     44,689,218
                                                                           -----------     ------------    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............         $54,894,147     $ 13,427,844    $46,004,256
                                                                           ===========     ============    ===========



                                                                         STRATEGIC EQUITY    EQUITY VALUE     EQUITY GROWTH
                                                                               FUND              FUND              FUND
                                                                         ----------------    ------------     -------------


INVESTMENT INCOME:
   Interest (Note 2)..............................................         $     120,376    $      155,642    $   1,981,096
   Dividends (Note 2).............................................               599,270         3,439,961        6,861,343
   Less: foreign taxes withheld (Note 2)..........................                    --                --               --
                                                                           -------------    --------------    -------------
     Total investment income......................................               719,646         3,595,603        8,842,439
                                                                           -------------    --------------    -------------

EXPENSES:
   Investment advisory fee (Note 3)...............................               315,463         2,071,595        6,521,164
   Administration fee (Note 3)....................................                31,005           203,668          640,939
   Custodian fee .................................................                 8,784            17,048           13,967
   Fund accounting fee (Note 3) ..................................                23,917            44,187           65,448
   Professional fees (Note 3) ....................................                11,005            19,482           33,163
   Transfer agent fee (Note 3) ...................................                16,277           460,233          832,350
   Shareholder services and 12b-1 fees (Note 3) ..................                17,706           506,364        1,085,040
   Trustees' fees and expenses (Note 3) ..........................                 1,066            10,944           27,260
   Amortization of organization cost (Note 2) ....................                 1,695                --               --
   Reports to shareholders .......................................                 2,293            58,009          118,111
   Miscellaneous .................................................                18,206            32,002           71,607
                                                                           -------------    --------------    -------------
     Total expenses before reimbursement/waiver...................               447,417         3,423,532        9,409,049
                                                                           -------------    --------------    -------------
     Less:reimbursement/waiver (Note 4) ..........................               (93,947)           (5,963)            (309)
                                                                           -------------    --------------    -------------
     Total expenses net of reimbursement/waiver ..................               353,470         3,417,569        9,408,740
                                                                           -------------    --------------    -------------

NET INVESTMENT INCOME (LOSS)......................................               366,176           178,034         (566,301)
                                                                           -------------    --------------    -------------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTES 2 & 6):
   Net realized gainon investments sold ..........................             2,261,636        44,195,919      130,915,342
   Net realized gain on forward foreign currency
     contracts and foreign currency ..............................                    --                --               --
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts .....             8,051,866         4,436,591      189,997,255
                                                                           -------------    --------------    -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................            10,313,502        48,632,510      320,912,597
                                                                           -------------    --------------    -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............         $  10,679,678    $   48,810,544    $ 320,346,296
                                                                           =============    ==============    =============


                                                                         INTERNATIONAL      SMALL CAP       SMALL COMPANY
                                                                          EQUITY FUND       VALUE FUND       EQUITY FUND
                                                                         -------------    -------------     -------------


INVESTMENT INCOME:
   Interest (Note 2)..............................................         $   816,445    $   670,257     $     596,575
   Dividends (Note 2).............................................           3,023,138      1,795,525           174,548
   Less: foreign taxes withheld (Note 2)..........................            (284,590)            --                --
                                                                           -----------    -----------     -------------
     Total investment income......................................           3,554,993      2,465,782           771,123
                                                                           -----------    -----------     -------------

EXPENSES:
   Investment advisory fee (Note 3)...............................           3,174,201      1,347,276         1,898,097
   Administration fee (Note 3)....................................             266,650        132,445           186,553
   Custodian fee .................................................             290,202         20,792           109,512
   Fund accounting fee (Note 3) ..................................              70,361         35,350            41,156
   Professional fees (Note 3) ....................................              23,465         16,975            14,078
   Transfer agent fee (Note 3) ...................................             294,339        233,410           377,001
   Shareholder services and 12b-1 fees (Note 3) ..................             160,343        129,332           234,895
   Trustees' fees and expenses (Note 3) ..........................               6,647          4,413             4,815
   Amortization of organization cost (Note 2) ....................                  --             --                --
   Reports to shareholders .......................................              32,364         36,994            36,546
   Miscellaneous .................................................              45,872         37,402            30,879
                                                                           -----------    -----------     -------------
     Total expenses before reimbursement/waiver...................           4,364,444      1,994,389         2,933,532
                                                                           -----------    -----------     -------------
     Less:reimbursement/waiver (Note 4) ..........................            (912,348)       (92,837)           (1,573)
                                                                           -----------    -----------     -------------
     Total expenses net of reimbursement/waiver ..................           3,452,096      1,901,552         2,931,959
                                                                           -----------    -----------     -------------

NET INVESTMENT INCOME (LOSS)......................................             102,897        564,230        (2,160,836)
                                                                           -----------    -----------     -------------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTES 2 & 6):
   Net realized gainon investments sold ..........................          37,439,042     28,342,235       126,548,271
   Net realized gain on forward foreign currency
     contracts and foreign currency ..............................             106,346             --                --
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts .....          27,078,518     24,320,147        40,603,461
                                                                           -----------    -----------     -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................          64,623,906     52,662,382       167,151,732
                                                                           -----------    -----------     -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............         $64,726,803    $53,226,612     $ 164,990,896
                                                                           ===========    ===========     =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      46-47

GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    ASSET ALLOCATION FUND
                                                                           -----------------------------------
                                                                           SIX MONTHS ENDED       YEAR ENDED
                                                                            APRIL 30, 2000        OCTOBER 31,
                                                                              (UNAUDITED)            1999
                                                                           ----------------       -----------

NET ASSETS AT BEGINNING OF THE PERIOD..................................      $750,884,394        $600,040,305
                                                                             ------------        ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income...............................................         7,632,206          15,025,994
   Net realized gain on investments sold...............................         2,182,422          12,946,175
   Net change in unrealized appreciation (depreciation) on investments.        45,079,519          30,773,026
                                                                             ------------        ------------
     Net increase in net assets resulting from operations..............        54,894,147          58,745,195
                                                                             ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income...............................................        (4,066,619)         (7,777,489)
   Net realized gain on investments....................................        (6,720,946)         (8,515,996)
                                                                             ------------        ------------
     Total Dividends...................................................       (10,787,565)        (16,293,485)
                                                                             ------------        ------------

   RETAIL B SHARES:
   Net investment income ..............................................          (681,919)         (1,070,246)
   Net realized gain on investments....................................        (1,621,536)         (1,510,323)
                                                                             ------------        ------------
     Total Dividends...................................................        (2,303,455)         (2,580,569)
                                                                             ------------        ------------

   TRUST SHARES:
   Net investment income ..............................................        (3,054,362)         (5,707,139)
   Net realized gain on investments....................................        (4,679,919)         (5,671,923)
                                                                             ------------        ------------
     Total Dividends...................................................        (7,734,281)        (11,379,062)
                                                                             ------------        ------------

   PRIME A  SHARES:
   Net investment income ..............................................            (2,129)             (3,417)
   Net realized gain on investments....................................            (3,208)               (880)
                                                                             ------------        ------------
     Total Dividends...................................................            (5,337)             (4,297)
                                                                             ------------        ------------

   PRIME B SHARES:
   Net investment income ..............................................            (4,171)             (4,760)
   Net realized gain on investments....................................            (9,571)             (3,982)
                                                                             ------------        ------------
     Total Dividends...................................................           (13,742)             (8,742)
                                                                             ------------        ------------
     Total Dividends to shareholders...................................       (20,844,380)        (30,266,155)
                                                                             ------------        ------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1).....................       (32,255,950)        122,365,049
                                                                             ------------        ------------
   Net increase (decrease) in net assets...............................         1,793,817         150,844,089
                                                                             ------------        ------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A).....................      $752,678,211        $750,884,394
                                                                             ============        ============

(A) Undistributed net investment income (loss).........................      $  1,988,174        $  2,165,168
                                                                             ============        ============


                                                                                     EQUITY INCOME FUND
                                                                            -----------------------------------
                                                                            SIX MONTHS ENDED      YEAR ENDED
                                                                             APRIL 30, 2000       OCTOBER 31,
                                                                               (UNAUDITED)           1999
                                                                            ----------------      -----------

NET ASSETS AT BEGINNING OF THE PERIOD..................................      $336,432,455        $335,217,600
                                                                             ------------        ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income...............................................         1,845,186           3,904,177
   Net realized gain on investments sold...............................        24,467,510          50,110,091
   Net change in unrealized appreciation (depreciation) on investments.       (12,884,852)        (20,073,324)
                                                                             ------------        ------------
     Net increase in net assets resulting from operations..............        13,427,844          33,940,944
                                                                             ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income...............................................        (1,070,935)         (2,242,878)
   Net realized gain on investments....................................       (31,691,075)        (19,453,842)
                                                                             ------------        ------------
     Total Dividends...................................................       (32,762,010)        (21,696,720)
                                                                             ------------        ------------

   RETAIL B SHARES:
   Net investment income ..............................................            (7,753)             (5,615)
   Net realized gain on investments....................................          (524,089)            (10,594)
                                                                             ------------        ------------
     Total Dividends...................................................          (531,842)            (16,209)
                                                                             ------------        ------------

   TRUST SHARES:
   Net investment income ..............................................          (789,574)         (1,851,694)
   Net realized gain on investments....................................       (17,919,446)        (11,818,814)
                                                                             ------------        ------------
     Total Dividends...................................................       (18,709,020)        (13,670,508)
                                                                             ------------        ------------

   PRIME A  SHARES:
   Net investment income ..............................................               N/A                 N/A
   Net realized gain on investments....................................               N/A                 N/A
                                                                             ------------        ------------
     Total Dividends...................................................               N/A                 N/A
                                                                             ------------        ------------

   PRIME B SHARES:
   Net investment income ..............................................               N/A                 N/A
   Net realized gain on investments....................................               N/A                 N/A
                                                                             ------------        ------------
     Total Dividends...................................................               N/A                 N/A
                                                                             ------------        ------------
     Total Dividends to shareholders...................................       (52,002,872)        (35,383,437)
                                                                             ------------        ------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1).....................        14,692,939           2,657,348
                                                                             ------------        ------------
   Net increase (decrease) in net assets...............................       (23,882,089)          1,214,855
                                                                             ------------        ------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A).....................      $312,550,366        $336,432,455
                                                                             ============        ============

(A) Undistributed net investment income (loss).........................      $    376,427        $    399,503
                                                                             ============        ============



                                                                                  GROWTH AND INCOME FUND
                                                                            ---------------------------------
                                                                            SIX MONTHS ENDED      YEAR ENDED
                                                                             APRIL 30, 2000       OCTOBER 31,
                                                                               (UNAUDITED)           1999
                                                                             -------------        -----------

NET ASSETS AT BEGINNING OF THE PERIOD..................................      $603,862,075        $521,385,834
                                                                             ------------        ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income...............................................         1,315,038           3,509,427
   Net realized gain on investments sold...............................        20,436,616          33,835,048
   Net change in unrealized appreciation (depreciation) on investments.        24,252,602          38,430,506
                                                                             ------------        ------------
     Net increase in net assets resulting from operations..............        46,004,256          75,774,981
                                                                             ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income...............................................          (583,778)         (1,218,495)
   Net realized gain on investments....................................       (13,038,412)        (13,044,487)
                                                                             ------------        ------------
     Total Dividends...................................................       (13,622,190)        (14,262,982)
                                                                             ------------        ------------

   RETAIL B SHARES:
   Net investment income ..............................................                --                  --
   Net realized gain on investments....................................        (3,563,567)         (3,253,512)
                                                                             ------------        ------------
     Total Dividends...................................................        (3,563,567)         (3,253,512)
                                                                             ------------        ------------

   TRUST SHARES:
   Net investment income ..............................................        (1,067,270)         (2,242,502)
   Net realized gain on investments....................................       (17,166,606)        (15,292,610)
                                                                             ------------        ------------
     Total Dividends...................................................       (18,233,876)        (17,535,112)
                                                                             ------------        ------------

   PRIME A  SHARES:
   Net investment income ..............................................              (453)               (598)
   Net realized gain on investments....................................            (8,534)             (1,743)
                                                                             ------------        ------------
     Total Dividends...................................................            (8,987)             (2,341)
                                                                             ------------        ------------

   PRIME B SHARES:
   Net investment income ..............................................                --                  (8)
   Net realized gain on investments....................................            (7,365)               (300)
                                                                             ------------        ------------
     Total Dividends...................................................            (7,365)               (308)
                                                                             ------------        ------------
     Total Dividends to shareholders...................................       (35,435,985)        (35,054,255)
                                                                             ------------        ------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1).....................       (21,150,165)         41,755,515
                                                                             ------------        ------------
   Net increase (decrease) in net assets...............................       (10,581,894)         82,476,241
                                                                             ------------        ------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A).....................      $593,280,181        $603,862,075
                                                                             ============        ============

(A) Undistributed net investment income (loss).........................      $   (188,315)       $    148,148
                                                                             ============        ============



--------------------------------------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 54-55.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      48-49

GALAXY EQUITY FUNDS

                                                                                         STRATEGIC EQUITY FUND
                                                                           ------------------------------------------
                                                                            SIX MONTHS ENDED            PERIOD ENDED
                                                                             APRIL 30, 2000              OCTOBER 31,
                                                                               (UNAUDITED)                  1999
                                                                             --------------             -------------

 NET ASSETS AT BEGINNING OF THE PERIOD.................................      $80,639,286             $67,694,596
                                                                             -----------             -----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss)........................................          366,176                 626,431
   Net realized gain on investments sold ..............................        2,261,636               9,902,448
   Net change in unrealized appreciation (depreciation) on investments         8,051,866              (8,471,056)
                                                                             -----------             -----------
     Net increase in net assets resulting from operations..............       10,679,678               2,057,823
                                                                             -----------             -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ..............................................          (21,782)                (21,093)
   Net realized gain on investments....................................         (925,957)                 (4,996)
                                                                             -----------             -----------
     Total Dividends...................................................         (947,739)                (26,089)
                                                                             -----------             -----------

   RETAIL B SHARES:
   Net investment income ..............................................             (651)                     --
   Net realized gain on investments....................................         (172,346)                   (642)
                                                                             -----------             -----------
     Total Dividends...................................................         (172,997)                   (642)
                                                                             -----------             -----------

   TRUST SHARES:
   Net investment income ..............................................         (357,058)               (537,251)
   Net realized gain on investments....................................       (8,843,322)                (74,902)
                                                                             -----------             -----------
     Total Dividends...................................................       (9,200,380)               (612,153)
                                                                             -----------             -----------

   PRIME A SHARES:
   Net investment income ..............................................              N/A                     N/A
   Net realized gain on investments....................................              N/A                     N/A
                                                                             -----------             -----------
     Total Dividends...................................................              N/A                     N/A
                                                                             -----------             -----------

   PRIME B SHARES:
   Net investment income ..............................................              N/A                     N/A
   Net realized gain on investments....................................              N/A                     N/A
                                                                             -----------             -----------
     Total Dividends...................................................              N/A                     N/A
                                                                             -----------             -----------
     Total Dividends to shareholders...................................       10,321,116)               (638,884)
                                                                             -----------             -----------

NET INCREASE FROM SHARE TRANSACTIONS(1)................................       12,136,193              11,525,751
                                                                             -----------             -----------
   Net increase (decrease) in net assets...............................       12,494,755              12,944,690
                                                                             -----------             -----------

NET  ASSETS AT END OF THE PERIOD (INCLUDING LINE A)....................      $93,134,041             $80,639,286
                                                                             ===========             ===========

(A) Undistributed net investment income (loss).........................      $    67,113             $    80,428
                                                                             ===========             ===========



                                                                                     EQUITY VALUE FUND
                                                                           -----------------------------------
                                                                            SIX MONTHS ENDED      YEAR ENDED
                                                                             APRIL 30, 2000       OCTOBER 31,
                                                                               (UNAUDITED)           1999
                                                                             -------------       -------------


 NET ASSETS AT BEGINNING OF THE PERIOD.................................      $570,384,032        $512,264,110
                                                                             ------------        ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss)........................................           178,034            (123,979)
   Net realized gain on investments sold ..............................        44,195,919          72,106,510
   Net change in unrealized appreciation (depreciation) on investments          4,436,591           2,099,234
                                                                             ------------        ------------
     Net increase in net assets resulting from operations..............        48,810,544          74,081,765
                                                                             ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ..............................................          (108,779)                 --
   Net realized gain on investments....................................       (34,018,274)         (8,586,482)
                                                                             ------------        ------------
     Total Dividends...................................................       (34,127,053)         (8,586,482)
                                                                             ------------        ------------

   RETAIL B SHARES:
   Net investment income ..............................................                --                  --
   Net realized gain on investments....................................        (4,196,203)           (858,586)
                                                                             ------------        ------------
     Total Dividends...................................................        (4,196,203)           (858,586)
                                                                             ------------        ------------

   TRUST SHARES:
   Net investment income ..............................................          (384,144)                 --
   Net realized gain on investments....................................       (36,588,334)         (9,364,080)
                                                                             ------------        ------------
     Total Dividends...................................................       (36,972,478)         (9,364,080)
                                                                             ------------        ------------

   PRIME A SHARES:
   Net investment income ..............................................               N/A                 N/A
   Net realized gain on investments....................................               N/A                 N/A
                                                                             ------------        ------------
     Total Dividends...................................................               N/A                 N/A
                                                                             ------------        ------------

   PRIME B SHARES:
   Net investment income ..............................................               N/A                 N/A
   Net realized gain on investments....................................               N/A                 N/A
                                                                             ------------        ------------
     Total Dividends...................................................               N/A                 N/A
                                                                             ------------        ------------
     Total Dividends to shareholders...................................       (75,295,734)        (18,809,148)
                                                                             ------------        ------------

NET INCREASE FROM SHARE TRANSACTIONS(1)................................         1,909,010           2,847,305
                                                                             ------------        ------------
   Net increase (decrease) in net assets...............................       (24,576,180)         58,119,922
                                                                             ------------        ------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A).....................      $545,807,852        $570,384,032
                                                                             ============        ============

(A) Undistributed net investment income (loss).........................      $   (314,889)       $         --
                                                                             ============        ============



                                                                                     EQUITY GROWTH FUND
                                                                            -----------------------------------
                                                                            SIX MONTHS ENDED        YEAR ENDED
                                                                             APRIL 30, 2000         OCTOBER 31,
                                                                               (UNAUDITED)             1999
                                                                              -------------       -------------


 NET ASSETS AT BEGINNING OF THE PERIOD.................................      $1,556,895,532      $1,163,399,747
                                                                             --------------      --------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss)........................................            (566,301)            (80,529)
   Net realized gain on investments sold ..............................         130,915,342          93,657,340
   Net change in unrealized appreciation (depreciation) on investments          189,997,255         229,314,651
                                                                             --------------      --------------
     Net increase in net assets resulting from operations..............         320,346,296         322,891,462
                                                                             --------------      --------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ..............................................                  --                  --
   Net realized gain on investments....................................         (26,450,852)        (24,495,721)
                                                                             --------------      --------------
     Total Dividends...................................................         (26,450,852)        (24,495,721)
                                                                             --------------      --------------

   RETAIL B SHARES:
   Net investment income ..............................................                  --                  --
   Net realized gain on investments....................................          (4,536,918)         (2,777,725)
                                                                             --------------      --------------
     Total Dividends...................................................          (4,536,918)         (2,777,725)
                                                                             --------------      --------------

   TRUST SHARES:
   Net investment income ..............................................            (414,455)                 --
   Net realized gain on investments....................................         (61,281,119)        (63,315,181)
                                                                             --------------      --------------
     Total Dividends...................................................         (61,695,574)        (63,315,181)
                                                                             --------------      --------------

   PRIME A SHARES:
   Net investment income ..............................................                  --                  --
   Net realized gain on investments....................................              (6,282)             (1,724)
                                                                             --------------      --------------
     Total Dividends...................................................              (6,282)             (1,724)
                                                                             --------------      --------------

   PRIME B SHARES:
   Net investment income ..............................................                  --                  --
   Net realized gain on investments....................................             (14,655)               (551)
                                                                             --------------      --------------
     Total Dividends...................................................             (14,655)               (551)
                                                                             --------------      --------------
     Total Dividends to shareholders...................................         (92,704,281)        (90,590,902)
                                                                             --------------      --------------

NET INCREASE FROM SHARE TRANSACTIONS(1)................................         143,732,952         161,195,225
                                                                             --------------      --------------
   Net increase (decrease) in net assets...............................         371,374,967         393,494,785
                                                                             --------------      --------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A).....................      $1,928,270,499      $1,556,895,532
                                                                             ==============      ==============

(A) Undistributed net investment income (loss).........................      $     (724,704)     $      256,052
                                                                             ==============      ==============


-------------------------------------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 56-57.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      50-51

GALAXY EQUITY FUNDS


                                                                                INTERNATIONAL EQUITY FUND
                                                                           ---------------------------------
                                                                           SIX MONTHS ENDED      YEAR ENDED
                                                                            APRIL 30, 2000       OCTOBER 31,
                                                                              (UNAUDITED)           1999
                                                                           ----------------      -----------

 NET ASSETS AT BEGINNING OF THE PERIOD.................................      $593,762,099       $412,233,003
                                                                             ------------       ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income...............................................           102,897          2,242,586
   Net realized gain (loss) on investments sold........................        37,439,042         34,349,686
   Net realized (loss) on forward foreign currency
     contracts and foreign currency....................................           106,346         (4,120,655)
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts...........        27,078,518         94,656,598
                                                                             ------------       ------------
     Net increase in net assets resulting from operations..............        64,726,803        127,128,215
                                                                             ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ..............................................          (228,709)          (216,041)
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency...........................        (5,152,046)        (2,270,202)
                                                                             ------------       ------------
     Total Dividends...................................................        (5,380,755)        (2,486,243)
                                                                             ------------       ------------

   RETAIL B SHARES:
   Net investment income ..............................................                --             (1,893)
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency...........................          (197,787)            (8,529)
                                                                             ------------       ------------
     Total Dividends...................................................          (197,787)           (10,422)
                                                                             ------------       ------------

   TRUST SHARES:
   Net investment income ..............................................        (4,007,069)        (2,952,897)
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency...........................       (28,958,916)       (11,473,155)
                                                                             ------------       ------------
     Total Dividends...................................................       (32,965,985)       (14,426,052)
                                                                             ------------       ------------

   PRIME A SHARES:
   Net investment income ..............................................               (72)               (40)
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency...........................              (697)              (145)
                                                                             ------------       ------------
     Total Dividends...................................................              (769)              (185)
                                                                             ------------       ------------

   PRIME B SHARES:
   Net investment income ..............................................                --               (226)
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency...........................           (26,392)              (990)
                                                                             ------------       ------------
     Total Dividends...................................................           (26,392)            (1,216)
                                                                             ------------       ------------
     Total Dividends to shareholders...................................       (38,571,688)       (16,924,118)
                                                                             ------------       ------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1).....................       146,823,913         71,324,999
                                                                             ------------       ------------
   Net increase in net assets..........................................       172,979,028        181,529,096
                                                                             ------------       ------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A).....................      $766,741,127       $593,762,099
                                                                             ============       ============

(A) Undistributed net investment income (loss).........................      $   (160,066)      $  3,972,887
                                                                             ============       ============



                                                                                   SMALL CAP VALUE FUND
                                                                            ---------------------------------
                                                                            SIX MONTHS ENDED      YEAR ENDED
                                                                             APRIL 30, 2000       OCTOBER 31,
                                                                               (UNAUDITED)           1999
                                                                             -------------      -------------
 NET ASSETS AT BEGINNING OF THE PERIOD.................................      $338,139,079       $290,165,115
                                                                             ------------       ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income...............................................           564,230          1,242,403
   Net realized gain (loss) on investments sold........................        28,342,235         34,790,874
   Net realized (loss) on forward foreign currency
     contracts and foreign currency....................................                --                 --
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts...........        24,320,147        (19,900,548)
                                                                             ------------       ------------
     Net increase in net assets resulting from operations..............        53,226,612         16,132,729
                                                                             ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ..............................................           (40,326)          (181,459)
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency...........................        (8,365,694)        (8,121,983)
                                                                             ------------       ------------
     Total Dividends...................................................        (8,406,020)        (8,303,442)
                                                                             ------------       ------------

   RETAIL B SHARES:
   Net investment income ..............................................
   Net realized gain on investments, forward foreign                                   --                 --
     currency contracts and foreign currency...........................          (193,642)            (6,269)
                                                                             ------------       ------------
     Total Dividends...................................................          (193,642)            (6,269)
                                                                             ------------       ------------

   TRUST SHARES:
   Net investment income ..............................................          (467,906)        (1,192,133)
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency...........................       (26,198,796)       (19,251,259)
                                                                             ------------       ------------
     Total Dividends...................................................       (26,666,702)       (20,443,392)
                                                                             ------------       ------------

   PRIME A SHARES:
   Net investment income ..............................................              (139)              (549)
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency...........................           (18,207)            (3,618)
                                                                             ------------       ------------
     Total Dividends...................................................           (18,346)            (4,167)
                                                                             ------------       ------------

   PRIME B SHARES:
   Net investment income ..............................................                --                 --
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency...........................           (19,815)            (7,602)
                                                                             ------------       ------------
     Total Dividends...................................................           (19,815)            (7,602)
                                                                             ------------       ------------
     Total Dividends to shareholders...................................       (35,304,525)       (28,764,872)
                                                                             ------------       ------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1).....................        19,914,849         60,606,107
                                                                             ------------       ------------
   Net increase in net assets..........................................        37,836,936         47,973,964
                                                                             ------------       ------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A).....................      $375,976,015       $338,139,079
                                                                             ============       ============

(A) Undistributed net investment income (loss).........................      $    186,812       $    130,953
                                                                             ============       ============



                                                                                 SMALL COMPANY EQUITY FUND
                                                                             ---------------------------------
                                                                             SIX MONTHS ENDED      YEAR ENDED
                                                                              APRIL 30, 2000       OCTOBER 31,
                                                                                (UNAUDITED)           1999
                                                                              -------------     -------------
 NET ASSETS AT BEGINNING OF THE PERIOD.................................      $333,458,325      $331,071,417
                                                                             ------------      ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income...............................................        (2,160,836)       (3,795,371)
   Net realized gain (loss) on investments sold........................       126,548,271        (3,418,136)
   Net realized (loss) on forward foreign currency
     contracts and foreign currency....................................                --                --
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts...........        40,603,461        56,108,824
                                                                             ------------      ------------
     Net increase in net assets resulting from operations..............       164,990,896        48,895,317
                                                                             ------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ..............................................                --                --
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency...........................                --                --
                                                                             ------------      ------------
     Total Dividends...................................................                --                --
                                                                             ------------      ------------

   RETAIL B SHARES:
   Net investment income ..............................................
   Net realized gain on investments, forward foreign                                   --                --
     currency contracts and foreign currency...........................                --                --
                                                                             ------------      ------------
     Total Dividends...................................................                --                --
                                                                             ------------      ------------

   TRUST SHARES:
   Net investment income ..............................................                --                --
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency...........................                --                --
                                                                             ------------      ------------
     Total Dividends...................................................                --                --
                                                                             ------------      ------------

   PRIME A SHARES:
   Net investment income ..............................................               N/A               N/A
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency...........................               N/A               N/A
                                                                             ------------      ------------
     Total Dividends...................................................               N/A               N/A
                                                                             ------------      ------------

   PRIME B SHARES:
   Net investment income ..............................................               N/A               N/A
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency...........................               N/A               N/A
                                                                             ------------      ------------
     Total Dividends...................................................               N/A               N/A
                                                                             ------------      ------------
     Total Dividends to shareholders...................................               N/A               N/A
                                                                             ------------      ------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1).....................        56,658,850       (46,508,409)
                                                                             ------------      ------------
   Net increase in net assets..........................................       221,649,746         2,386,908
                                                                             ------------      ------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A).....................      $555,108,071      $333,458,325
                                                                             ============      ============

(A) Undistributed net investment income (loss).........................      $ (2,160,836)     $         --
                                                                             ============      ============


--------------------------------------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 58-59.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      52-53

GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY


                                                                     ASSET ALLOCATION FUND
                                                              -------------------------------
                                                              SIX MONTHS ENDED    YEAR ENDED
                                                               APRIL 30, 2000     OCTOBER 31,
                                                                 (UNAUDITED)         1999
                                                              ----------------    -----------

DOLLAR AMOUNTS
Retail A Shares:
   Sold....................................................    $ 24,630,656     $118,271,361
   Issued to shareholders in reinvestment of dividends.....      10,582,507       16,019,107
   Repurchased.............................................     (57,462,589)     (84,133,228)
                                                               ------------     ------------
   Net increase (decrease) in shares outstanding...........    $(22,249,426)    $ 50,157,240
                                                               ============     ============
Retail B Shares:
   Sold....................................................    $ 13,036,553     $ 39,055,990
   Issued to shareholders in reinvestment of dividends.....       2,255,737        2,523,396
   Repurchased.............................................      (9,852,975)     (11,038,602)
                                                               ------------     ------------
   Net increase in shares outstanding......................    $  5,439,315     $ 30,540,784
                                                               ============     ============
Trust Shares:
   Sold....................................................    $ 24,664,014     $102,114,779
   Issued to shareholders in reinvestment of dividends.....       7,254,709       10,601,826
   Repurchased.............................................     (47,336,002)     (71,793,820)
                                                               ------------     ------------
   Net increase (decrease) in shares outstanding...........    $(15,417,279)    $ 40,922,785
                                                               ============     ============
Prime A Shares:
   Sold....................................................    $     21,474     $    303,889
   Issued to shareholders in reinvestment of dividends.....           4,762            3,112
   Repurchased.............................................         (74,811)         (74,220)
                                                               ------------     ------------
   Net increase (decrease) in shares outstanding...........    $    (48,575)    $    232,781
                                                               ============     ============
Prime B Shares:
   Sold....................................................    $     34,952     $    550,948
   Issued to shareholders in reinvestment of dividends.....          12,785            8,523
   Repurchased.............................................         (27,722)         (48,012)
                                                               ------------     ------------
   Net increase (decrease) in shares outstanding...........    $     20,015     $    511,459
                                                               ============     ============

SHARE ACTIVITY
Retail A Shares:
   Sold....................................................       1,373,172        6,738,970
   Issued to shareholders in reinvestment of dividends.....         598,179          928,441
   Repurchased.............................................      (3,198,155)      (4,817,875)
                                                               ------------     ------------
   Net increase (decrease) in shares outstanding...........      (1,226,804)       2,849,536
                                                               ============     ============
Retail B Shares:
   Sold....................................................         727,441        2,215,628
   Issued to shareholders in reinvestment of dividends.....         127,311          146,021
   Repurchased.............................................        (550,883)        (629,222)
                                                               ------------     ------------
   Net increase in shares outstanding......................         303,869        1,732,427
                                                               ============     ============
Trust Shares:
   Sold....................................................       1,369,968        5,748,985
   Issued to shareholders in reinvestment of dividends.....         410,388          613,319
   Repurchased.............................................      (2,649,273)      (4,035,968)
                                                               ------------     ------------
   Net increase (decrease) in shares outstanding...........        (868,917)       2,326,336
                                                               ============     ============
Prime A Shares:
   Sold....................................................           1,207           17,410
   Issued to shareholders in reinvestment of dividends.....             271              179
   Repurchased.............................................          (4,173)          (4,177)
                                                               ------------     ------------
   Net increase (decrease) in shares outstanding...........          (2,695)          13,412
                                                               ============     ============
Prime B Shares:
   Sold....................................................           1,933           31,529
   Issued to shareholders in reinvestment of dividends.....             724              494
   Repurchased.............................................          (1,539)          (2,695)
                                                               ------------     ------------
   Net increase (decrease) in shares outstanding...........           1,118           29,328
                                                               ============     ============


                                                                         EQUITY INCOME FUND            GROWTH AND INCOME FUND
                                                              --------------------------------   --------------------------------
                                                              SIX MONTHS ENDED     YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                                                               APRIL 30, 2000      OCTOBER 31,    APRIL 30, 2000      OCTOBER 31,
                                                                (UNAUDITED)          1999          (UNAUDITED)          1999
                                                              -------------     --------------    -------------    -------------

DOLLAR AMOUNTS
Retail A Shares:
   Sold....................................................    $   9,172,102      $  26,175,419    $  20,365,129    $  39,277,116
   Issued to shareholders in reinvestment of dividends.....       31,895,708         21,026,250       13,491,438       14,154,903
   Repurchased.............................................      (30,959,272)       (41,266,164)     (39,191,326)     (52,667,374)
                                                               -------------     --------------    -------------    -------------
   Net increase (decrease) in shares outstanding...........    $  10,108,538      $   5,935,505    $  (5,334,759)   $     764,645
                                                               =============     ==============    =============    =============
Retail B Shares:
   Sold....................................................    $     925,481      $   3,330,934    $   4,688,857    $  10,392,695
   Issued to shareholders in reinvestment of dividends.....          528,379             18,467        3,490,594        3,188,793
   Repurchased.............................................         (414,347)          (138,311)      (6,986,456)      (8,355,288)
                                                               -------------     --------------    -------------    -------------
   Net increase in shares outstanding......................    $   1,039,513      $   3,211,090    $   1,192,995    $   5,226,200
                                                               =============     ==============    =============    =============
Trust Shares:
   Sold....................................................    $   6,537,108      $  11,824,496    $  19,418,795    $  82,183,977
   Issued to shareholders in reinvestment of dividends.....       11,474,118          7,623,489       17,409,985       16,323,263
   Repurchased.............................................      (14,466,338)       (25,937,232)     (53,836,532)     (63,026,313)
                                                               -------------     --------------    -------------    -------------
   Net increase (decrease) in shares outstanding...........    $   3,544,888      $  (6,489,247)   $ (17,007,752)   $  35,480,927
                                                               =============     ==============    =============    =============
Prime A Shares:
   Sold....................................................              N/A                N/A    $          --    $     155,747
   Issued to shareholders in reinvestment of dividends.....              N/A                N/A            6,309            5,154
   Repurchased.............................................              N/A                N/A           (2,775)          (7,970)
                                                               -------------     --------------    -------------    -------------
   Net increase (decrease) in shares outstanding...........              N/A                N/A    $       3,534    $     152,931
                                                               =============     ==============    =============    =============
Prime B Shares:
   Sold....................................................              N/A                N/A    $       7,000    $     138,816
   Issued to shareholders in reinvestment of dividends.....              N/A                N/A            5,964              307
   Repurchased.............................................              N/A                N/A          (17,147)          (8,311)
                                                               -------------     --------------    -------------    -------------
   Net increase (decrease) in shares outstanding...........              N/A                N/A    $      (4,183)   $     130,812
                                                               =============     ==============    =============    =============

SHARE ACTIVITY
Retail A Shares:
   Sold....................................................          537,247          1,338,664        1,314,582        2,434,191
   Issued to shareholders in reinvestment of dividends.....        1,938,605          1,117,084          907,922          943,079
   Repurchased.............................................       (1,837,304)        (2,099,686)      (2,522,520)      (3,254,588)
                                                               -------------     --------------    -------------    -------------
   Net increase (decrease) in shares outstanding...........          638,548            356,062         (300,016)         122,682
                                                               =============     ==============    =============    =============
Retail B Shares:
   Sold....................................................           54,268            173,216          304,312          640,709
   Issued to shareholders in reinvestment of dividends.....           32,595              1,006          236,255          213,284
   Repurchased.............................................          (25,049)            (7,328)        (455,206)        (519,908)
                                                               -------------     --------------    -------------    -------------
   Net increase in shares outstanding......................           61,814            166,894           85,361          334,085
                                                               =============     ==============    =============    =============
Trust Shares:
   Sold....................................................          392,650            605,220        1,248,308        5,028,472
   Issued to shareholders in reinvestment of dividends.....          695,618            416,735        1,166,622        1,023,222
   Repurchased.............................................         (867,572)        (1,334,883)      (3,479,689)      (3,807,714)
                                                               -------------     --------------    -------------    -------------
   Net increase (decrease) in shares outstanding...........          220,696           (312,928)      (1,064,759)       2,243,980
                                                               =============     ==============    =============    =============
Prime A Shares:
   Sold....................................................              N/A                N/A               --            9,535
   Issued to shareholders in reinvestment of dividends.....              N/A                N/A              424              341
   Repurchased.............................................              N/A                N/A             (180)            (484)
                                                               -------------     --------------    -------------    -------------
   Net increase (decrease) in shares outstanding...........              N/A                N/A              244            9,392
                                                               =============     ==============    =============    =============
Prime B Shares:
   Sold....................................................              N/A                N/A              489            8,603
   Issued to shareholders in reinvestment of dividends.....              N/A                N/A              401               20
   Repurchased.............................................              N/A                N/A           (1,069)            (516)
                                                               -------------     --------------    -------------    -------------
   Net increase (decrease) in shares outstanding...........              N/A                N/A             (179)           8,107
                                                               =============     ==============    =============    =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      54-55

GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                    STRATEGIC EQUITY FUND
                                                           -----------------------------------
                                                           SIX MONTHS ENDED      PERIOD ENDED
                                                            APRIL 30, 2000        OCTOBER 31,
                                                              (UNAUDITED)            1999
                                                            --------------       -------------

DOLLAR AMOUNTS
Retail A Shares:
   Sold....................................................     $   879,128       $ 5,532,236
   Issued to shareholders in reinvestment of dividends.....         933,357            26,010
   Repurchased.............................................      (2,190,043)       (1,186,925)
                                                                -----------       -----------
   Net increase (decrease) in shares outstanding...........     $  (377,558)      $ 4,371,321
                                                                ===========       ===========
Retail B Shares:
   Sold....................................................     $   357,589       $ 1,083,391
   Issued to shareholders in reinvestment of dividends.....         170,897               641
   Repurchased.............................................        (392,642)         (240,922)
                                                                -----------       -----------
   Net increase in shares outstanding......................     $   135,844       $   843,110
                                                                ===========       ===========
Trust Shares:
   Sold....................................................     $ 3,996,624       $ 6,208,177
   Issued to shareholders in reinvestment of dividends.....       9,050,807           602,374
   Repurchased.............................................        (669,524)         (499,231)
                                                                -----------       -----------
   Net increase (decrease) in shares outstanding...........     $12,377,907       $ 6,311,320
                                                                ===========       ===========
Prime A Shares:
   Sold....................................................             N/A               N/A
   Issued to shareholders in reinvestment of dividends.....             N/A               N/A
   Repurchased.............................................             N/A               N/A
                                                                -----------       -----------
   Net increase in shares outstanding......................             N/A               N/A
                                                                ===========       ===========
Prime B Shares:
   Sold....................................................             N/A               N/A
   Issued to shareholders in reinvestment of dividends.....             N/A               N/A
   Repurchased.............................................             N/A               N/A
                                                                -----------       -----------
   Net increase in shares outstanding......................             N/A               N/A
                                                                ===========       ===========
SHARE ACTIVITY
Retail A Shares:
   Sold....................................................          97,140           521,862
   Issued to shareholders in reinvestment of dividends.....         110,759             2,248
   Repurchased.............................................        (238,951)         (112,927)
                                                                -----------       -----------
   Net increase (decrease) in shares outstanding...........         (31,052)          411,183
                                                                ===========       ===========
Retail B Shares:
   Sold....................................................          39,526           100,197
   Issued to shareholders in reinvestment of dividends.....          20,488                66
   Repurchased.............................................         (42,946)          (23,924)
                                                                -----------       -----------
   Net increase in shares outstanding......................          17,068            76,339
                                                                ===========       ===========
Trust Shares:
   Sold....................................................         416,080           621,301
   Issued to shareholders in reinvestment of dividends.....       1,076,056            56,785
   Repurchased.............................................         (76,560)          (45,271)
                                                                -----------       -----------
   Net increase (decrease) in shares outstanding...........       1,415,576           632,815
                                                                ===========       ===========
Prime A Shares:
   Sold....................................................             N/A               N/A
   Issued to shareholders in reinvestment of dividends.....             N/A               N/A
   Repurchased.............................................             N/A               N/A
                                                                -----------       -----------
   Net increase in shares outstanding......................             N/A               N/A
                                                                ===========       ===========
Prime B Shares:
   Sold....................................................             N/A               N/A
   Issued to shareholders in reinvestment of dividends.....             N/A               N/A
   Repurchased.............................................             N/A               N/A
                                                                -----------       -----------
   Net increase in shares outstanding......................             N/A               N/A
                                                                ===========       ===========


                                                                      EQUITY VALUE FUND                   EQUITY GROWTH FUND
                                                             --------------------------------     --------------------------------
                                                             SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED    YEAR ENDED
                                                              APRIL 30, 2000      OCTOBER 31,      APRIL 30, 2000     OCTOBER 31,
                                                                (UNAUDITED)          1999            (UNAUDITED)         1999
                                                              -------------       -----------     ----------------   -------------

DOLLAR AMOUNTS
Retail A Shares:
   Sold....................................................   $ 12,684,676       $ 45,762,951      $ 102,911,367     $ 114,977,854
   Issued to shareholders in reinvestment of dividends.....     33,550,464          8,453,667         25,985,381        24,158,813
   Repurchased.............................................    (41,200,499)       (56,515,286)       (74,644,876)      (72,719,333)
                                                              ------------       ------------      -------------     -------------
   Net increase (decrease) in shares outstanding...........   $  5,034,641       $ (2,298,668)     $  54,251,872     $  66,417,334
                                                              ============       ============      =============     =============
Retail B Shares:
   Sold....................................................   $  3,186,774       $  8,314,738      $  33,640,831     $  34,935,971
   Issued to shareholders in reinvestment of dividends.....      4,174,509            854,307          4,504,837         2,738,197
   Repurchased.............................................     (3,894,162)        (3,409,825)        (7,321,955)       (8,517,659)
                                                              ------------       ------------      -------------     -------------
   Net increase in shares outstanding......................   $  3,467,121       $  5,759,220      $  30,823,713     $  29,156,509
                                                              ============       ============      =============     =============
Trust Shares:
   Sold....................................................   $ 21,400,997       $ 69,099,037      $ 130,192,266     $ 174,347,614
   Issued to shareholders in reinvestment of dividends.....     31,632,032          7,684,111         52,108,813        53,167,673
   Repurchased.............................................    (59,625,781)       (77,396,395)      (123,799,362)     (162,227,177)
                                                              ------------       ------------      -------------     -------------
   Net increase (decrease) in shares outstanding...........   $ (6,592,752)      $   (613,247)     $  58,501,717     $  65,288,110
                                                              ============       ============      =============     =============
Prime A Shares:
   Sold....................................................            N/A                N/A      $       2,362     $      99,300
   Issued to shareholders in reinvestment of dividends.....            N/A                N/A              6,282             1,711
   Repurchased.............................................            N/A                N/A               (747)           (1,323)
                                                              ------------       ------------      -------------     -------------
   Net increase in shares outstanding......................            N/A                N/A      $       7,897     $      99,688
                                                              ============       ============      =============     =============
Prime B Shares:
   Sold....................................................            N/A                N/A      $     141,600     $     233,056
   Issued to shareholders in reinvestment of dividends.....            N/A                N/A             12,809               528
   Repurchased.............................................            N/A                N/A             (6,656)               --
                                                              ------------       ------------      -------------     -------------
   Net increase in shares outstanding......................            N/A                N/A      $     147,753     $     233,584
                                                              ============       ============      =============     =============
SHARE ACTIVITY
Retail A Shares:
   Sold....................................................        749,590          2,433,370          3,336,382         4,204,098
   Issued to shareholders in reinvestment of dividends.....      2,131,292            484,075            914,140           976,169
   Repurchased.............................................     (2,445,128)        (3,013,975)        (2,408,876)       (2,662,892)
                                                              ------------       ------------      -------------     -------------
   Net increase (decrease) in shares outstanding...........        435,754            (96,530)         1,841,646         2,517,375
                                                              ============       ============      =============     =============
Retail B Shares:
   Sold....................................................        191,354            441,934          1,119,137         1,291,210
   Issued to shareholders in reinvestment of dividends.....        268,982             49,076            162,849           112,861
   Repurchased.............................................       (236,382)          (182,489)          (244,559)         (315,473)
                                                              ------------       ------------      -------------     -------------
   Net increase in shares outstanding......................        223,954            308,521          1,037,427         1,088,598
                                                              ============       ============      =============     =============
Trust Shares:
   Sold....................................................      1,264,230          3,627,023          4,215,669         6,246,300
   Issued to shareholders in reinvestment of dividends.....      2,000,279            431,433          1,820,461         2,140,810
   Repurchased.............................................     (3,539,396)        (4,154,201)        (4,021,781)       (5,924,861)
                                                              ------------       ------------      -------------     -------------
   Net increase (decrease) in shares outstanding...........       (274,887)           (95,745)         2,014,349         2,462,249
                                                              ============       ============      =============     =============
Prime A Shares:
   Sold....................................................            N/A                N/A                 80             3,655
   Issued to shareholders in reinvestment of dividends.....            N/A                N/A                221                73
   Repurchased.............................................            N/A                N/A                (24)              (46)
                                                              ------------       ------------      -------------     -------------
   Net increase in shares outstanding......................            N/A                N/A                277             3,682
                                                              ============       ============      =============     =============
Prime B Shares:
   Sold....................................................            N/A                N/A              4,826             8,512
   Issued to shareholders in reinvestment of dividends.....            N/A                N/A                453                21
   Repurchased.............................................            N/A                N/A               (220)               --
                                                              ------------       ------------      -------------     -------------
   Net increase in shares outstanding......................            N/A                N/A              5,059             8,533
                                                              ============       ============      =============     =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      56-57

GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                   INTERNATIONAL EQUITY FUND
                                                              -------------------------------------
                                                               SIX MONTHS ENDED     YEAR ENDED
                                                                APRIL 30, 2000      OCTOBER 31,
                                                                  (UNAUDITED)          1999
                                                                --------------     -------------

DOLLAR AMOUNTS
Retail A Shares:
   Sold  ..................................................      $ 155,714,145     $  63,996,029
   Issued to shareholders in reinvestment of dividends.....          5,261,364         2,371,667
   Repurchased.............................................       (135,702,262)      (60,811,773)
                                                                --------------     -------------
   Net increase (decrease) in shares outstanding...........      $  25,273,247     $   5,555,923
                                                                ==============     =============
Retail B Shares:
   Sold  ..................................................      $  15,527,082     $  52,822,549
   Issued to shareholders in reinvestment of dividends.....            117,762             1,254
   Repurchased.............................................        (10,768,252)      (51,002,543)
                                                                --------------     -------------
   Net increase (decrease) in shares outstanding...........      $   4,876,592     $   1,821,260
                                                                ==============     =============
Trust Shares:
   Sold  ..................................................      $ 317,654,394     $ 339,364,891
   Issued to shareholders in reinvestment of dividends.....         19,308,786         8,378,059
   Repurchased.............................................       (220,304,864)     (284,220,019)
                                                                --------------     -------------
   Net increase (decrease) in shares outstanding...........      $ 116,658,316     $  63,522,931
                                                                ==============     =============
Prime A Shares:
   Sold  ..................................................      $       2,364     $      14,519
   Issued to shareholders in reinvestment of dividends.....                768               566
   Repurchased.............................................                 --            (4,960)
                                                                --------------     -------------
   Net increase (decrease) in shares outstanding...........      $       3,132     $      10,125
                                                                ==============     =============
Prime B Shares:
   Sold  ..................................................      $      16,240     $     418,549
   Issued to shareholders in reinvestment of dividends.....              4,796             1,217
   Repurchased.............................................             (8,410)           (5,006)
                                                                --------------     -------------
   Net increase (decrease) in shares outstanding...........      $      12,626     $     414,760
                                                                ==============     =============
SHARE ACTIVITY
Retail A Shares:
   Sold  ..................................................          6,692,022         3,393,407
   Issued to shareholders in reinvestment of dividends.....            241,653           142,822
   Repurchased.............................................         (5,771,949)       (3,226,391)
                                                                --------------     -------------
   Net increase (decrease) in shares outstanding...........          1,161,726           309,838
                                                                ==============     =============
Retail B Shares:
   Sold  ..................................................            696,259         2,792,826
   Issued to shareholders in reinvestment of dividends.....              5,380                73
   Repurchased.............................................           (494,934)       (2,687,674)
                                                                --------------     -------------
   Net increase (decrease) in shares outstanding...........            206,705           105,225
                                                                ==============     =============
Trust Shares:
   Sold  ..................................................         13,602,016        17,587,176
   Issued to shareholders in reinvestment of dividends.....            872,560           484,004
   Repurchased.............................................         (9,397,110)      (14,718,280)
                                                                --------------     -------------
   Net increase (decrease) in shares outstanding...........          5,077,466         3,352,900
                                                                ==============     =============
Prime A Shares:
   Sold  ..................................................                108               815
   Issued to shareholders in reinvestment of dividends.....                 35                33
   Repurchased.............................................                 --              (264)
                                                                --------------     -------------
   Net increase (decrease) in shares outstanding...........                143               584
                                                                ==============     =============
Prime B Shares:
   Sold  ..................................................                693            22,188
   Issued to shareholders in reinvestment of dividends.....                221                71
   Repurchased.............................................               (345)             (273)
                                                                --------------     -------------
   Net increase (decrease) in shares outstanding...........                569            21,986
                                                                ==============     =============


                                                                     SMALL CAP VALUE FUND              SMALL COMPANY EQUITY FUND
                                                                -------------------------------   ---------------------------------
                                                               SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                                                APRIL 30, 2000     OCTOBER 31,     APRIL 30, 2000      OCTOBER 31,
                                                                  (UNAUDITED)         1999           (UNAUDITED)          1999
                                                                -------------    --------------     -------------    -------------

DOLLAR AMOUNTS
Retail A Shares:
   Sold  ..................................................     $   9,349,817     $  19,008,974     $ 266,914,607    $ 325,325,171
   Issued to shareholders in reinvestment of dividends.....         8,237,478         8,277,731                --               --
   Repurchased.............................................       (15,341,004)      (30,861,975)     (270,982,838)    (347,667,128)
                                                                -------------    --------------     -------------    -------------
   Net increase (decrease) in shares outstanding...........     $   2,246,291     $  (3,575,270)    $  (4,068,231)   $ (22,341,957)
                                                                =============    ==============     =============    =============
Retail B Shares:
   Sold  ..................................................     $     790,844     $   1,771,843     $  16,311,448    $  34,581,558
   Issued to shareholders in reinvestment of dividends.....           194,023             6,178                --               --
   Repurchased.............................................          (226,396)          (87,689)      (15,118,182)     (36,619,640)
                                                                -------------    --------------     -------------    -------------
   Net increase (decrease) in shares outstanding...........     $     758,471     $   1,690,332     $   1,193,266    $  (2,038,082)
                                                                =============    ==============     =============    =============
Trust Shares:
   Sold  ..................................................     $  42,829,150     $ 109,425,380     $ 176,834,251    $ 197,458,863
   Issued to shareholders in reinvestment of dividends.....        21,284,841        15,839,896                --               --
   Repurchased.............................................       (47,158,246)      (63,150,650)     (117,300,436)    (219,587,233)
                                                                -------------    --------------     -------------    -------------
   Net increase (decrease) in shares outstanding...........     $  16,955,745     $  62,114,626     $  59,533,815    $ (22,128,370)
                                                                =============    ==============     =============    =============
Prime A Shares:
   Sold  ..................................................     $       2,363     $     208,140               N/A              N/A
   Issued to shareholders in reinvestment of dividends.....            16,045             1,965               N/A              N/A
   Repurchased.............................................           (22,568)          (31,567)              N/A              N/A
                                                                -------------    --------------     -------------    -------------
   Net increase (decrease) in shares outstanding...........     $      (4,160)    $     178,538               N/A              N/A
                                                                =============    ==============     =============    =============
Prime B Shares:
   Sold  ..................................................     $       4,877     $     207,595               N/A              N/A
   Issued to shareholders in reinvestment of dividends.....            19,815             7,596               N/A              N/A
   Repurchased.............................................           (66,190)          (17,310)              N/A              N/A
                                                                -------------    --------------     -------------    -------------
   Net increase (decrease) in shares outstanding...........     $     (41,498)    $     197,881               N/A              N/A
                                                                =============    ==============     =============    =============
SHARE ACTIVITY
Retail A Shares:
   Sold  ..................................................           703,773         1,438,795        11,399,343       22,169,167
   Issued to shareholders in reinvestment of dividends.....           666,918           648,595                --               --
   Repurchased.............................................        (1,166,748)       (2,345,235)      (11,602,217)     (23,587,237)
                                                                -------------    --------------     -------------    -------------
   Net increase (decrease) in shares outstanding...........           203,943          (257,845)         (202,874)      (1,418,070)
                                                                =============    ==============     =============    =============
Retail B Shares:
   Sold  ..................................................            59,863           132,583           827,498        2,388,029
   Issued to shareholders in reinvestment of dividends.....            15,748               487                --               --
   Repurchased.............................................           (17,181)           (6,809)         (796,281)      (2,528,697)
                                                                -------------    --------------     -------------    -------------
   Net increase (decrease) in shares outstanding...........            58,430           126,261            31,217         (140,668)
                                                                =============    ==============     =============    =============
Trust Shares:
   Sold  ..................................................         3,223,330         8,188,452         7,139,977       13,075,068
   Issued to shareholders in reinvestment of dividends.....         1,709,488         1,235,136                --               --
   Repurchased.............................................        (3,539,921)       (4,764,801)       (4,843,388)     (14,555,648)
                                                                -------------    --------------     -------------    -------------
   Net increase (decrease) in shares outstanding...........         1,392,897         4,658,787         2,296,589       (1,480,580)
                                                                =============    ==============     =============    =============
Prime A Shares:
   Sold  ..................................................               186            15,569               N/A              N/A
   Issued to shareholders in reinvestment of dividends.....             1,293               153               N/A              N/A
   Repurchased.............................................            (1,709)           (2,335)              N/A              N/A
                                                                -------------    --------------     -------------    -------------
   Net increase (decrease) in shares outstanding...........              (230)           13,387               N/A              N/A
                                                                =============    ==============     =============    =============
Prime B Shares:
   Sold  ..................................................               365            15,302               N/A              N/A
   Issued to shareholders in reinvestment of dividends.....             1,605               594               N/A              N/A
   Repurchased.............................................            (5,118)           (1,298)              N/A              N/A
                                                                -------------    --------------     -------------    -------------
   Net increase (decrease) in shares outstanding...........            (3,148)           14,598               N/A              N/A
                                                                =============    ==============     =============    =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      58-59

ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                        INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                                      -------------------------------------  ----------------------------------------
                                                       NET
                            NET                    REALIZED AND               DIVIDENDS   DISTRIBUTIONS                     NET
                        ASSET VALUE,     NET        UNREALIZED   TOTAL FROM    FROM NET       FROM                       INCREASE
                          BEGINNING   INVESTMENT      GAIN ON    INVESTMENT   INVESTMENT  NET REALIZED       TOTAL        IN NET
                          OF PERIOD    INCOME(B)    INVESTMENTS  OPERATIONS     INCOME    CAPITAL GAINS  DISTRIBUTIONS ASSET VALUE
                        ------------  ----------   ------------  ----------  -----------  -------------  ------------- -----------
RETAIL A
04/30/00 (unaudited)       $17.74        $0.19        $1.14         $1.33       $(0.19)      $(0.31)        $(0.50)        $0.83
10/31/99                    16.95         0.37         1.21          1.58        (0.36)       (0.43)         (0.79)         0.79
10/31/98                    16.46         0.38         1.72          2.10        (0.40)       (1.21)         (1.61)         0.49
10/31/97                    14.52         0.40         2.43          2.83        (0.38)       (0.51)         (0.89)         1.94
10/31/96                    12.82         0.30         1.83          2.13        (0.30)       (0.13)         (0.43)         1.70
10/31/95                    10.67         0.30         2.16          2.46        (0.31)          --          (0.31)         2.15

RETAIL B
04/30/00 (unaudited)        17.70         0.12         1.14          1.26        (0.13)       (0.31)         (0.44)         0.82
10/31/99                    16.92         0.25         1.21          1.46        (0.25)       (0.43)         (0.68)         0.78
10/31/98                    16.43         0.29         1.71          2.00        (0.30)       (1.21)         (1.51)         0.49
10/31/97                    14.51         0.29         2.42          2.71        (0.28)       (0.51)         (0.79)         1.92
10/31/96(1)                 13.59         0.13         0.91          1.04        (0.12)          --          (0.12)         0.92

TRUST
04/30/00 (unaudited)        17.73         0.21         1.14          1.35        (0.21)       (0.31)         (0.52)         0.83
10/31/99                    16.96         0.40         1.20          1.60        (0.40)       (0.43)         (0.83)         0.77
10/31/98                    16.47         0.42         1.71          2.13        (0.43)       (1.21)         (1.64)         0.49
10/31/97                    14.53         0.43         2.42          2.85        (0.40)       (0.51)         (0.91)         1.94
10/31/96                    12.83         0.33         1.83          2.16        (0.33)       (0.13)         (0.46)         1.70
10/31/95                    10.68         0.32         2.16          2.48        (0.33)          --          (0.33)         2.15

PRIME A
04/30/00 (unaudited)        17.73         0.22         1.12          1.34        (0.20)       (0.31)         (0.51)         0.83
10/31/99(2)                 16.95         0.44         1.17          1.61        (0.40)       (0.43)         (0.83)         0.78

PRIME B
04/30/00 (unaudited)        17.71         0.13         1.15          1.28        (0.14)       (0.31)         (0.45)         0.83
10/31/99(2)                 16.95         0.29         1.19          1.48        (0.29)       (0.43)         (0.72)         0.76





                                                                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                     ----------------------------------------------
                                                                       RATIO OF NET       RATIO OF       RATIO OF
                                                                        INVESTMENT        OPERATING      OPERATING
                                                                          INCOME          EXPENSES       EXPENSES
                                                         NET ASSETS,     INCLUDING        INCLUDING      EXCLUDING
                      NET ASSET VALUE,                 END OF PERIOD  REIMBURSEMENT/   REIMBURSEMENT/ REIMBURSEMENT/   PORTFOLIO
                       END OF PERIOD   TOTAL RETURN(A)   (IN 000'S)       WAIVER           WAIVER         WAIVER     TURNOVER RATE
                      ---------------  --------------  -------------  --------------   -------------- -------------- -------------
RETAIL A
04/30/00 (unaudited)      $18.57            7.66%**       $384,476        2.06%*           1.29%*          1.29%*         35%**
10/31/99                   17.74            9.53%          389,077        2.11%            1.32%           1.32%         135%
10/31/98                   16.95           13.85%          323,498        2.43%            1.33%           1.33%         108%
10/31/97                   16.46           20.23%          177,239        2.66%            1.37%           1.37%          58%
10/31/96                   14.52           16.92%          116,852        2.29%            1.42%           1.42%          48%
10/31/95                   12.82           23.42%           76,368        2.52%            1.48%           1.50%          41%

RETAIL B
04/30/00 (unaudited)       18.52            7.25%**        101,099        1.38%*           1.97%*          1.97%*         35%**
10/31/99                   17.70            8.76%           91,199        1.43%            2.00%           2.00%         135%
10/31/98                   16.92           13.14%           57,876        1.77%            1.99%           1.99%         108%
10/31/97                   16.43           19.34%           30,688        1.95%            2.10%           2.19%          58%
10/31/96(1)                14.51            7.71%**          3,557        1.73%*           1.95%*          2.15%*         48%

TRUST
04/30/00 (unaudited)       18.56            7.77%**        266,340        2.26%*           1.09%*          1.09%*         35%**
10/31/99                   17.73            9.63%          269,851        2.31%            1.12%           1.12%         135%
10/31/98                   16.96           14.05%          218,666        2.63%            1.13%           1.13%         108%
10/31/97                   16.47           20.42%          171,741        2.82%            1.21%           1.22%          58%
10/31/96                   14.53           17.19%          123,603        2.52%            1.19%           1.21%          48%
10/31/95                   12.83           23.68%           76,771        2.74%            1.26%           1.30%          41%

PRIME A
04/30/00 (unaudited)       18.56            7.74%**            199        2.21%*           1.14%*          1.31%*         35%**
10/31/99(2)                17.73            9.72%              238        2.27%            1.16%           1.29%         135%

PRIME B
04/30/00 (unaudited)       18.54            7.35%**            564        1.46%*           1.89%*          2.10%*         35%**
10/31/99(2)                17.71            8.91%              519        1.53%            1.90%           2.08%         135%

-------------------------------------------------------------------------------

*       Annualized.
**      Not Annualized.
(1)     The Fund began issuing Retail B Shares on March 4, 1996.
(2)     The Fund began issuing Prime A and Prime B Shares on November 1, 1998.
(A)     Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, Prime A Shares and Prime B
        Shares.
(B)     Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
        Retail A Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.19, $0.37, $0.38, $0.40, $0.30 and $0.30, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended
        April 30, 2000 (unaudited), the years ended October 31, 1999, 1998 and 1997 and the period ended October 31, 1996 were
        $0.12, $0.25, $0.29, $0.28 and $0.12, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.21, $0.40, $0.42, $0.43, $0.33 and $0.32, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Prime A
        Shares for the six months ended April 30, 2000 (unaudited) and the year ended October 31, 1999 were $0.20 and $0.41, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
        Administrator for Prime B Shares for the six months ended April 30, 2000 (unaudited) and the year ended October 31, 1999 were $0.11 and $0.26, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      60-61

EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                     INCOME FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS
                                     --------------------------------- ---------------------------------------
                                                    NET
                           NET                 REALIZED AND             DIVIDENDS  DISTRIBUTIONS                      NET
                       ASSET VALUE,    NET      UNREALIZED  TOTAL FROM   FROM NET      FROM                    INCREASE (DECREASE)
                         BEGINNING  INVESTMENT    GAIN ON   INVESTMENT  INVESTMENT NET REALIZED      TOTAL           IN NET
                         OF PERIOD   INCOME(B)  INVESTMENTS OPERATIONS    INCOME   CAPITAL GAINS DISTRIBUTIONS     ASSET VALUE
                       ------------ ---------- ------------ ---------- ----------- ------------- ------------- -------------------
RETAIL A
04/30/00 (unaudited)      $19.50       $0.09      $0.65        $0.74     $(0.09)      $(2.95)       $(3.04)         $(2.30)
10/31/99                   19.67        0.19       1.69         1.88      (0.20)       (1.85)        (2.05)          (0.17)
10/31/98                   18.82        0.25       2.43         2.68      (0.25)       (1.58)        (1.83)           0.85
10/31/97                   16.91        0.30       3.35         3.65      (0.30)       (1.44)        (1.74)           1.91
10/31/96                   14.98        0.30       2.47         2.77      (0.30)       (0.54)        (0.84)           1.93
10/31/95                   12.74        0.28       2.47         2.75      (0.30)       (0.21)        (0.51)           2.24

RETAIL B
04/30/00 (unaudited)       19.25        0.03       0.64         0.67      (0.04)       (2.95)        (2.99)          (2.32)
10/31/99(1)                19.48        0.11       1.62         1.73      (0.11)       (1.85)        (1.96)          (0.23)

TRUST
04/30/00 (unaudited)       19.52        0.12       0.65         0.77      (0.12)       (2.95)        (3.07)          (2.30)
10/31/99                   19.69        0.28       1.69         1.97      (0.29)       (1.85)        (2.14)          (0.17)
10/31/98                   18.84        0.34       2.42         2.76      (0.33)       (1.58)        (1.91)           0.85
10/31/97                   16.93        0.38       3.35         3.73      (0.38)       (1.44)        (1.82)           1.91
10/31/96                   14.99        0.37       2.48         2.85      (0.37)       (0.54)        (0.91)           1.94
10/31/95                   12.75        0.36       2.45         2.81      (0.36)       (0.21)        (0.57)           2.24


                                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                       ----------------------------------------------
                                                                        RATIO OF NET     RATIO OF       RATIO OF
                                                                         INVESTMENT      OPERATING      OPERATING
                                                                           INCOME        EXPENSES       EXPENSES
                                                          NET ASSETS,     INCLUDING      INCLUDING      EXCLUDING
                        NET ASSET VALUE,                 END OF PERIOD REIMBURSEMENT/ REIMBURSEMENT/ REIMBURSEMENT/    PORTFOLIO
                         END OF PERIOD   TOTAL RETURN(A)  (IN 000'S)       WAIVER         WAIVER         WAIVER      TURNOVER RATE
                        ---------------- --------------- ------------- -------------- -------------- --------------  -------------
RETAIL A
04/30/00 (unaudited)       $17.20              4.50%**      $198,857        1.03%*         1.32%*         1.32%*         34%**
10/31/99                    19.50             10.14%         213,041        0.97%          1.33%          1.33%          38%
10/31/98                    19.67             15.23%         207,850        1.30%          1.34%          1.34%          46%
10/31/97                    18.82             23.28%         169,276        1.70%          1.39%          1.41%          37%
10/31/96                    16.91             19.01%         126,952        1.86%          1.40%          1.40%          45%
10/31/95                    14.98             22.23%          81,802        2.08%          1.49%          1.51%          21%

RETAIL B
04/30/00 (unaudited)        16.93              4.18%**         3,873        0.35%*         2.00%*         2.09%*         34%**
10/31/99(1)                 19.25              9.38%           3,213        0.33%          1.97%          2.23%          38%

TRUST
04/30/00 (unaudited)        17.22              4.75%**       109,820        1.44%*         0.91%*         0.91%*         34%**
10/31/99                    19.52             10.60%         120,179        1.39%          0.91%          0.91%          38%
10/31/98                    19.69             15.67%         127,367        1.72%          0.92%          0.92%          46%
10/31/97                    18.84             23.80%         119,505        2.14%          0.95%          0.97%          37%
10/31/96                    16.93             19.65%         106,094        2.32%          0.94%          0.94%          45%
10/31/95                    14.99             22.81%          87,819        2.60%          0.98%          1.00%          21%

-------------------------------------------------------------------------------

*       Annualized
**      Not Annualized
(1)     The Fund began issuing Retail B Shares on November 1, 1998.
(A)     Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(B)     Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
        Retail A Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.09, $0.19, $0.25, $0.30, $0.30 and $0.28, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended
        April 30, 2000 (unaudited) and the year ended October 31, 1999 were $0.02 and $0.08, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.12, $0.28, $0.34,
        $0.38, $0.37 and $0.36, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      62-63

GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     INCOME FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS
                                     --------------------------------- ---------------------------------------
                                                    NET
                           NET         NET     REALIZED AND             DIVIDENDS  DISTRIBUTIONS                      NET
                       ASSET VALUE, INVESTMENT  UNREALIZED  TOTAL FROM   FROM NET      FROM                    INCREASE (DECREASE)
                         BEGINNING    INCOME      GAIN ON   INVESTMENT  INVESTMENT NET REALIZED      TOTAL           IN NET
                         OF PERIOD    LOSS(B)   INVESTMENTS OPERATIONS    INCOME   CAPITAL GAINS DISTRIBUTIONS     ASSET VALUE
                       ------------ ---------- ------------ ---------- ----------- ------------- ------------- -------------------
RETAIL A
04/30/00 (unaudited)       $15.98     $ 0.03       $1.19      $1.22      $(0.04)      $(0.91)       $(0.95)          $ 0.27
10/31/99                    14.87       0.08(5)     2.02       2.10       (0.08)       (0.91)        (0.99)            1.11
10/31/98                    16.24       0.12        1.32       1.44       (0.13)       (2.68)        (2.81)           (1.37)
10/31/97                    13.78       0.18        3.67       3.85       (0.20)       (1.19)        (1.39)            2.46
10/31/96(1)                 12.35       0.21        2.16       2.37       (0.21)       (0.73)        (0.94)            1.43
10/31/95                    11.15       0.24        1.70       1.94       (0.25)       (0.49)        (0.74)            1.20

RETAIL B
04/30/00 (unaudited)        15.90      (0.03)       1.19       1.16          --        (0.91)        (0.91)            0.25
10/31/99                    14.83      (0.04)(5)    2.02       1.98          --        (0.91)        (0.91)            1.07
10/31/98                    16.23         --(4)     1.31       1.31       (0.03)       (2.68)        (2.71)           (1.40)
10/31/97                    13.77       0.10        3.65       3.75       (0.10)       (1.19)        (1.29)            2.46
10/31/96(2)                 12.97       0.07        0.81       0.88       (0.08)          --         (0.08)            0.80

TRUST
04/30/00 (unaudited)        16.02       0.04        1.20       1.24       (0.05)       (0.91)        (0.96)            0.28
10/31/99                    14.90       0.13(5)     2.02       2.15       (0.12)       (0.91)        (1.03)            1.12
10/31/98                    16.28       0.15        1.31       1.46       (0.16)       (2.68)        (2.84)           (1.38)
10/31/97                    13.80       0.22        3.68       3.90       (0.23)       (1.19)        (1.42)            2.48
10/31/96(1)                 12.35       0.27        2.16       2.43       (0.25)       (0.73)        (0.98)            1.45
10/31/95                    11.15       0.28        1.69       1.97       (0.28)       (0.49)        (0.77)            1.20

PRIME A
04/30/00 (unaudited)        16.00       0.05        1.19       1.24       (0.05)       (0.91)        (0.96)            0.28
10/31/99(3)                 14.88       0.11(5)     2.03       2.14       (0.11)       (0.91)        (1.02)            1.12

PRIME B
04/30/00 (unaudited)        15.97      (0.02)       1.19       1.17          --        (0.91)        (0.91)            0.26
10/31/99(3)                 14.88      (0.01)(5)    2.03       2.02       (0.02)       (0.91)        (0.93)            1.09



                                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                       ----------------------------------------------
                                                                        RATIO OF NET     RATIO OF       RATIO OF
                                                                         INVESTMENT      OPERATING      OPERATING
                                                                        INCOME (LOSS)     EXPENSES       EXPENSES
                                                          NET ASSETS,     INCLUDING      INCLUDING      EXCLUDING
                        NET ASSET VALUE,                 END OF PERIOD REIMBURSEMENT/ REIMBURSEMENT/ REIMBURSEMENT/    PORTFOLIO
                         END OF PERIOD   TOTAL RETURN(A)  (IN 000'S)       WAIVER         WAIVER         WAIVER      TURNOVER RATE
                        ---------------- --------------- ------------- -------------- -------------- --------------  -------------
RETAIL A
04/30/00 (unaudited)        $16.25            8.18%**       $231,187       0.42%*          1.28%*         1.39%*          7%**
10/31/99                     15.98           14.56%          232,110       0.53%           1.28%          1.38%          20%
10/31/98                     14.87            9.93%          214,110       0.75%           1.28%          1.35%          38%
10/31/97                     16.24           30.10%          141,884       1.18%           1.27%          1.45%          93%
10/31/96(1)                  13.78           20.25%           77,776       1.65%           1.34%          1.45%          59%
10/31/95                     12.35           18.52%           51,078       2.10%           1.32%          1.77%          51%

RETAIL B
04/30/00 (unaudited)         16.15            7.82%**         64,708      (0.35)%*         2.05%*         2.05%*          7%**
10/31/99                     15.90           13.72%           62,366      (0.22)%          2.03%          2.04%          20%
10/31/98                     14.83            9.09%           53,216       0.01%           2.02%          2.02%          38%
10/31/97                     16.23           29.11%           35,178       0.31%           2.05%          2.28%          93%
10/31/96(2)                  13.77            6.83%**          4,562       0.79%*          1.96%*         2.11%*         59%

TRUST
04/30/00 (unaudited)         16.30            8.34%**        297,100       0.64%*          1.06%*         1.06%*          7%**
10/31/99                     16.02           14.85%          309,106       0.76%           1.05%          1.05%          20%
10/31/98                     14.90           10.10%          254,060       1.00%           1.03%          1.03%          38%
10/31/97                     16.28           30.43%          246,654       1.44%           1.03%          1.06%          93%
10/31/96(1)                  13.80           20.77%          186,708       2.01%           1.02%          1.03%          59%
10/31/95                     12.35           18.80%          189,011       2.42%           1.07%          1.27%          51%

PRIME A
04/30/00 (unaudited)         16.28            8.29%**            157       0.55%*          1.15%*         1.25%*          7%**
10/31/99(3)                  16.00           14.81%              150       0.66%           1.15%          1.30%          20%

PRIME B
04/30/00 (unaudited)         16.23            7.85%**            129      (0.20)%*         1.90%*         2.09%*          7%**
10/31/99(3)                  15.97           13.98%              129      (0.09)%          1.90%          2.17%          20%

-------------------------------------------------------------------------------

*       Annualized
**      Not Annualized

(1)     The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The
        Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the
        Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the
        Galaxy Growth and Income Fund.
(2)     The Fund began issuing Retail B Shares on March 4, 1996.
(3)     The Fund began issuing Prime A and Prime B Shares on November 1, 1998.
(4)     Net investment income per share is less than $0.005.
(5)     The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A)     Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, Prime A Shares and Prime B
        Shares.
(B)     Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
        Retail A Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.02, $0.07, $0.10, $0.18, $0.19 and $0.22, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended
        April 30, 2000, (unaudited), the years ended October 31, 1999, 1998 and 1997 and the period ended October 31, 1996 were
        $(0.03), $(0.04), $0.00, $0.08 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.04, $0.13, $0.15, $0.21, $0.27 and $0.25, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Prime A
        Shares for the six months ended April 30, 2000 (unaudited) and the year ended October 31, 1999 were $0.04 and $0.09, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or
        Administrator for Prime B Shares for the six months ended April 30, 2000 (unaudited) and the year ended October 31, 1999 were $(0.04) and $(0.05), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      64-65

STRATEGIC EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                    INCOME FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS
                                    --------------------------------- ---------------------------------------
                                                   NET
                          NET         NET     REALIZED AND               DIVIDENDS  DISTRIBUTIONS                      NET
                      ASSET VALUE, INVESTMENT  UNREALIZED    TOTAL FROM   FROM NET      FROM                    INCREASE (DECREASE)
                        BEGINNING    INCOME   GAIN (LOSS) ON INVESTMENT  INVESTMENT NET REALIZED      TOTAL           IN NET
                        OF PERIOD    LOSS(B)   INVESTMENTS   OPERATIONS    INCOME   CAPITAL GAINS DISTRIBUTIONS     ASSET VALUE
                      ------------ ---------- -------------- ---------- ----------- ------------- ------------- -------------------
RETAIL A
04/30/00 (unaudited)     $ 9.89     $ 0.02       $ 1.03        $ 1.05     $(0.02)     $(1.18)         $(1.20)        $(0.15)
10/31/99                   9.62       0.04(3)      0.27          0.31      (0.03)      (0.01)          (0.04)          0.27
10/31/98(1)               10.00         --(2)     (0.38)        (0.38)        --          --              --          (0.38)

RETAIL B
04/30/00 (unaudited)       9.84      (0.01)        1.03          1.02         --(4)    (1.18)          (1.18)         (0.16)
10/31/99                   9.61      (0.02)(3)     0.26          0.24         --       (0.01)          (0.01)          0.23
10/31/98(1)               10.00      (0.02)       (0.37)        (0.39)        --          --              --          (0.39)

TRUST
04/30/00 (unaudited)       9.90       0.04         1.03          1.07      (0.04)      (1.18)          (1.22)         (0.15)
10/31/99                   9.63       0.09(3)      0.27          0.36      (0.08)      (0.01)          (0.09)          0.27
10/31/98(1)               10.00       0.01        (0.37)        (0.36)     (0.01)         --           (0.01)         (0.37)



                                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                       ----------------------------------------------
                                                                        RATIO OF NET     RATIO OF       RATIO OF
                                                                         INVESTMENT      OPERATING      OPERATING
                                                                        INCOME (LOSS)     EXPENSES       EXPENSES
                                                          NET ASSETS,     INCLUDING      INCLUDING      EXCLUDING
                        NET ASSET VALUE,                 END OF PERIOD REIMBURSEMENT/ REIMBURSEMENT/ REIMBURSEMENT/    PORTFOLIO
                         END OF PERIOD   TOTAL RETURN(A)  (IN 000'S)       WAIVER         WAIVER         WAIVER      TURNOVER RATE
                        ---------------- --------------- ------------- -------------- -------------- --------------  -------------
RETAIL A
04/30/00 (unaudited)        $9.74           12.62%**        $ 7,804        0.51%*         1.20%*          1.60%*         43%**
10/31/99                     9.89            3.25%            8,229        0.41%          1.19%           1.63%          79%
10/31/98(1)                  9.62           (3.75)%**         4,051        0.06%*         1.40%*          2.41%*         30%**

RETAIL B
04/30/00 (unaudited)         9.68           12.32%**          1,491       (0.18)%*        1.89%*          2.35%*         43%**
10/31/99                     9.84            2.50%            1,348       (0.24)%         1.84%           2.40%          79%
10/31/98(1)                  9.61           (4.76)%**           583       (0.55)%*        2.01%*          3.05%*         30%**

TRUST
04/30/00 (unaudited)         9.75           12.84%**         83,839        0.93%*         0.78%*          0.98%*         43%**
10/31/99                     9.90            3.64%           71,063        0.80%          0.80%           1.00%          79%
10/31/98(1)                  9.63           (3.62)%**        63,061        0.19%*         1.27%*          1.47%*         30%**

-------------------------------------------------------------------------------

*       Annualized
**      Not Annualized
(1)     The Fund commenced operations on March 4, 1998.
(2)     Net investment income per share is less than $0.005.
(3)     The selected per share data was calculated using the weighted average shares outstanding method for the year.
(4)     Dividends from net investment income were less than $0.005.
(A)     Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(B)     Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
        Retail A Shares for the six months ended April 30, 2000 (unaudited), the year ended October 31, 1999 and the period ended
        October 31, 1998 were $0.01, $0.00 and $0.00, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended
        April 30, 2000 (unaudited), the year ended October 31, 1999 and the period ended October 31, 1998 were $(0.04), $(0.08) and
        $(0.06), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
        Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited), the year ended October 31, 1999 and the period ended October 31, 1998 were $0.03, $0.06 and $0.00, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      66-67

EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                     INCOME FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS
                                     --------------------------------- ---------------------------------------
                                                    NET
                           NET         NET     REALIZED AND             DIVIDENDS  DISTRIBUTIONS                      NET
                       ASSET VALUE, INVESTMENT  UNREALIZED  TOTAL FROM   FROM NET      FROM                    INCREASE (DECREASE)
                         BEGINNING    INCOME      GAIN ON   INVESTMENT  INVESTMENT NET REALIZED      TOTAL           IN NET
                         OF PERIOD    LOSS(B)   INVESTMENTS OPERATIONS    INCOME   CAPITAL GAINS DISTRIBUTIONS     ASSET VALUE
                       ------------ ---------- ------------ ---------- ----------- ------------- ------------- -------------------
RETAIL A
04/30/00 (unaudited)     $18.28      $   --(2)     $1.45       $1.45      $(0.01)      $(2.45)      $(2.46)          $(1.01)
10/31/99                  16.50       (0.03)        2.42        2.39          --        (0.61)       (0.61)            1.78
10/31/98                  18.21        0.03         1.50        1.53       (0.04)       (3.20)       (3.24)           (1.71)
10/31/97                  15.96        0.11         4.16        4.27       (0.12)       (1.90)       (2.02)            2.25
10/31/96                  14.33        0.14         2.74        2.88       (0.14)       (1.11)       (1.25)            1.63
10/31/95                  13.31        0.22         2.24        2.46       (0.23)       (1.21)       (1.44)            1.02

RETAIL B
04/30/00 (unaudited)      18.08       (0.06)        1.44        1.38          --        (2.45)       (2.45)           (1.07)
10/31/99                  16.44       (0.15)        2.40        2.25          --        (0.61)       (0.61)            1.64
10/31/98                  18.24       (0.08)        1.48        1.40          --        (3.20)       (3.20)           (1.80)
10/31/97                  15.99          --         4.17        4.17       (0.02)       (1.90)       (1.92)            2.25
10/31/96(1)               14.74        0.04         1.25        1.29       (0.04)          --        (0.04)            1.25

TRUST
04/30/00 (unaudited)      18.35        0.02         1.46        1.48       (0.02)       (2.45)       (2.47)           (0.99)
10/31/99                  16.51        0.03         2.42        2.45          --        (0.61)       (0.61)            1.84
10/31/98                  18.21        0.08         1.49        1.57       (0.07)       (3.20)       (3.27)           (1.70)
10/31/97                  15.96        0.17         4.16        4.33       (0.18)       (1.90)       (2.08)            2.25
10/31/96                  14.33        0.21         2.74        2.95       (0.21)       (1.11)       (1.32)            1.63
10/31/95                  13.32        0.28         2.24        2.52       (0.30)       (1.21)       (1.51)            1.01


                                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                       ----------------------------------------------
                                                                        RATIO OF NET     RATIO OF       RATIO OF
                                                                         INVESTMENT      OPERATING      OPERATING
                                                                        INCOME (LOSS)     EXPENSES       EXPENSES
                                                          NET ASSETS,     INCLUDING      INCLUDING      EXCLUDING
                        NET ASSET VALUE,                 END OF PERIOD REIMBURSEMENT/ REIMBURSEMENT/ REIMBURSEMENT/    PORTFOLIO
                         END OF PERIOD   TOTAL RETURN(A)  (IN 000'S)       WAIVER         WAIVER         WAIVER      TURNOVER RATE
                        ---------------- --------------- ------------- -------------- -------------- --------------  -------------
RETAIL A
04/30/00 (unaudited)        $17.27            9.28%**       $251,684      (0.05)%*        1.35%*          1.35%*          26%**
10/31/99                     18.28           14.63%          258,332      (0.16)%         1.37%           1.37%           75%
10/31/98                     16.50            9.88%          234,730       0.15%          1.37%           1.37%           82%
10/31/97                     18.21           29.48%          182,641       0.63%          1.38%           1.38%          111%
10/31/96                     15.96           21.49%          131,998       1.00%          1.45%           1.45%          116%
10/31/95                     14.33           20.81%           96,555       1.62%          1.49%           1.50%           76%

RETAIL B
04/30/00 (unaudited)         17.01            8.92%**         32,955      (0.79)%*        2.09%*          2.13%*          26%**
10/31/99                     18.08           13.81%           30,988      (0.87)%         2.08%           2.08%           75%
10/31/98                     16.44            9.07%           23,103      (0.54)%         2.06%           2.06%           82%
10/31/97                     18.24           28.60%           14,958      (0.13)%         2.07%           2.38%          111%
10/31/96(1)                  15.99            8.80%**          1,916       0.43%*         1.94%*          2.24%*         116%

TRUST
04/30/00 (unaudited)         17.36            9.42%**        261,169       0.27%*         1.03%*          1.03%*          26%**
10/31/99                     18.35           15.04%          281,064       0.19%          1.02%           1.03%           75%
10/31/98                     16.51           10.27%          254,432       0.49%          1.03%           1.03%           82%
10/31/97                     18.21           29.87%          241,532       0.98%          1.04%           1.04%          111%
10/31/96                     15.96           22.05%          194,827       1.42%          1.03%           1.03%          116%
10/31/95                     14.33           21.31%          165,330       2.10%          1.02%           1.02%           76%

-------------------------------------------------------------------------------

*       Annualized
**      Not Annualized
(1)     The Fund began issuing Retail B Shares on March 4, 1996.
(2)     Net investment income per share is less than $0.005.
(A)     Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(B)     Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997,
        1996 and 1995 were $0.00(2), $(0.03) $0.03, $0.11, $0.14 and $0.22, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for six months ended
        April 30, 2000, (unaudited), the years ended October 31, 1999, 1998 and 1997 and the period ended October 31, 1996 were
        $(0.06), $(0.15), $(0.08), $(0.03) and $0.01, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996, and 1995 were $0.02, $0.03, $0.08, $0.17, $0.21 and $0.28, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      68-69

EQUITY GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                                        ------------------------------------   --------------------------------------

                                                        NET                                  DIVIDENDS
                             NET           NET      REALIZED AND               DIVIDENDS     IN EXCESS   DIVIDENDS
                         ASSET VALUE,  INVESTMENT    UNREALIZED   TOTAL FROM    FROM NET      OF NET      FROM NET
                           BEGINNING     INCOME        GAIN ON    INVESTMENT   INVESTMENT   INVESTMENT    REALIZED       TOTAL
                           OF PERIOD    (LOSS)(B)    INVESTMENTS  OPERATIONS     INCOME       INCOME    CAPITAL GAINS   DIVIDENDS
                         ------------  ----------   ------------  ----------   ----------   ----------  -------------   ---------
RETAIL A
04/30/00 (unaudited)         $28.99      $(0.04)        $5.65        $5.61       $   --       $   --       $(1.72)       $(1.72)
10/31/99                      24.47       (0.06)         6.48         6.42           --           --        (1.90)        (1.90)
10/31/98                      25.14        0.01          3.19         3.20        (0.03)          --(3)     (3.84)        (3.87)
10/31/97                      20.37        0.07          6.05         6.12        (0.07)          --        (1.28)        (1.35)
10/31/96                      17.29        0.10          3.39         3.49        (0.11)          --        (0.30)        (0.41)
10/31/95                      14.18        0.14          3.28         3.42        (0.14)          --        (0.17)        (0.31)

RETAIL B
04/30/00 (unaudited)          28.27       (0.13)         5.47         5.34           --           --        (1.72)        (1.72)
10/31/99                      24.07       (0.20)         6.30         6.10           --           --        (1.90)        (1.90)
10/31/98                      24.91       (0.16)(2)      3.16         3.00           --           --(3)     (3.84)        (3.84)
10/31/97                      20.26       (0.09)(2)      6.02         5.93           --           --        (1.28)        (1.28)
10/31/96(1)                   18.77       (0.01)         1.50         1.49           --           --           --            --

TRUST
04/30/00 (unaudited)          29.15        0.01          5.69         5.70        (0.01)          --        (1.72)        (1.73)
10/31/99                      24.52        0.03          6.50         6.53           --           --        (1.90)        (1.90)
10/31/98                      25.17        0.09          3.20         3.29        (0.09)       (0.01)       (3.84)        (3.94)
10/31/97                      20.39        0.16          6.06         6.22        (0.16)          --        (1.28)        (1.44)
10/31/96                      17.30        0.17          3.40         3.57        (0.18)          --        (0.30)        (0.48)
10/31/95                      14.19        0.20          3.28         3.48        (0.20)          --        (0.17)        (0.37)

PRIME A
04/30/00 (unaudited)          28.95       (0.01)         5.64         5.63           --           --        (1.72)        (1.72)
10/31/99(4)                   24.49       (0.01)         6.37         6.36           --           --        (1.90)        (1.90)

PRIME B
04/30/00 (unaudited)          28.84       (0.11)         5.59         5.48           --           --        (1.72)        (1.72)
10/31/99(4)                   24.49       (0.10)         6.35         6.25           --           --        (1.90)        (1.90)


                       NET INCREASE                                      NET ASSETS,
                     (DECREASE) IN NET NET ASSET VALUE,                  END OF PERIOD
                        ASSET VALUE      END OF PERIOD  TOTAL RETURN(A)   (IN 000'S)
                      --------------   ---------------- ---------------  -------------
RETAIL A
04/30/00 (unaudited)      $ 3.89            $32.88          20.27%**      $  563,770
10/31/99                    4.52             28.99          27.55%           443,639
10/31/98                   (0.67)            24.47          14.73%           312,951
10/31/97                    4.77             25.14          31.61%           226,330
10/31/96                    3.08             20.37          20.51%           160,800
10/31/95                    3.11             17.29          24.54%            98,911

RETAIL B
04/30/00 (unaudited)        3.62             31.89          19.81%**         113,780
10/31/99                    4.20             28.27          26.63%            71,525
10/31/98                   (0.84)            24.07          13.98%            34,693
10/31/97                    4.65             24.91          30.78%            20,363
10/31/96(1)                 1.49             20.26           7.95%**           3,995

TRUST
04/30/00 (unaudited)        3.97             33.12          20.48%**       1,250,147
10/31/99                    4.63             29.15          28.07%         1,041,378
10/31/98                   (0.65)            24.52          15.17%           815,756
10/31/97                    4.78             25.17          32.16%           745,537
10/31/96                    3.09             20.39          21.03%           562,419
10/31/95                    3.11             17.30          25.08%           420,016

PRIME A
04/30/00 (unaudited)        3.91             32.86          20.37%**             130
10/31/99(4)                 4.46             28.95          27.30%               107

PRIME B
04/30/00 (unaudited)        3.76             32.60          19.91%**             443
10/31/99(4)                 4.35             28.84          26.79%               246



                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                     ----------------------------------------------

                      RATIO OF NET      RATIO OF         RATIO OF
                       INVESTMENT       OPERATING        OPERATING
                         INCOME         EXPENSES         EXPENSES
                        INCLUDING       INCLUDING        EXCLUDING
                      REIMBURSEMENT/  REIMBURSEMENT/   REIMBURSEMENT/     PORTFOLIO
                          WAIVER          WAIVER           WAIVER       TURNOVER RATE
                      --------------  --------------   --------------   -------------
RETAIL A
04/30/00 (unaudited)     (0.27)%*          1.28%*           1.28%*           22%**
10/31/99                 (0.25)%           1.34%            1.34%            53%
10/31/98                  0.02%            1.34%            1.34%            60%
10/31/97                  0.30%            1.37%            1.37%            66%
10/31/96                  0.50%            1.40%            1.40%            36%
10/31/95                  0.85%            1.45%            1.47%            14%

RETAIL B
04/30/00 (unaudited)     (1.06)%*          2.07%*           2.07%*           22%**
10/31/99                 (0.96)%           2.05%            2.08%            53%
10/31/98                 (0.68)%           2.04%            2.04%            60%
10/31/97                 (0.40)%           2.07%            2.30%            66%
10/31/96(1)              (0.16)%*          1.92%*           2.29%*           36%

TRUST
04/30/00 (unaudited)      0.10%*           0.91%*           0.91%*           22%**
10/31/99                  0.15%            0.94%            0.94%            53%
10/31/98                  0.40%            0.96%            0.96%            60%
10/31/97                  0.72%            0.95%            0.95%            66%
10/31/96                  0.92%            0.98%            0.98%            36%
10/31/95                  1.31%            1.00%            1.00%            14%

PRIME A
04/30/00 (unaudited)     (0.10)%*          1.11%*           1.21%*           22%**
10/31/99(4)              (0.05)%           1.14%            1.28%            53%

PRIME B
04/30/00 (unaudited)     (0.85)%*          1.86%*           2.00%*           22%**
10/31/99(4)              (0.78)%           1.87%            2.19%            53%


-------------------------------------------------------------------------------

*       Annualized
**      Not Annualized
(1)     The Fund began issuing Retail B Shares on March 4, 1996.
(2)     The selected per share data was calculated using the weighted average shares outstanding method for the year.
(3)     Dividends in excess of net investment income per share were less than $0.005.
(4)     The Fund began issuing Prime A and Prime B Shares on November 1, 1998.
(A)     Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, Prime A Shares and Prime B
        Shares.
(B)     Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997,
        1996 and 1995 were $(0.04), $(0.06), $0.01, $0.07, $0.10, and $0.13, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 2000 (unaudited), the years ended October 31, 1999, 1998 and 1997 and the period ended October 31, 1996 were
        $(0.13), $(0.21), $(0.16)(2), $(0.14)(2) and $(0.03), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April
        30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.01, $0.03, $0.09, $0.16, $0.17 and $0.20, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Prime A Shares for the six months ended April 30, 2000 (unaudited) and the year ended October 31,
        1999 were $(0.02) and $(0.04), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the
        Investment Advisor and/or Administrator for Prime B Shares for the six months ended April 30, 2000 (unaudited) and the year ended October 31, 1999 were $(0.13) and $(0.14), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      70-71

INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                   INCOME FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS
                                   ---------------------------------   --------------------------------------
                                                  NET
                         NET         NET     REALIZED AND               DIVIDENDS  DISTRIBUTIONS                      NET
                     ASSET VALUE, INVESTMENT  UNREALIZED    TOTAL FROM   FROM NET      FROM                    INCREASE (DECREASE)
                       BEGINNING    INCOME   GAIN (LOSS) ON INVESTMENT  INVESTMENT NET REALIZED      TOTAL           IN NET
                       OF PERIOD    LOSS(B)   INVESTMENTS   OPERATIONS    INCOME   CAPITAL GAINS DISTRIBUTIONS     ASSET VALUE
                     ------------ ---------- -------------- ---------- ----------- ------------- ------------- -------------------
RETAIL A
04/30/00 (unaudited)    $20.86    $(0.04)(2)    $ 2.37        $ 2.33     $(0.05)      $(1.19)       $(1.24)          $ 1.09
10/31/99                 16.75      0.01(2)       4.72          4.73      (0.05)       (0.57)        (0.62)            4.11
10/31/98                 15.18      0.07          1.93          2.00      (0.07)       (0.36)        (0.43)            1.57
10/31/97                 13.94      0.01          2.09          2.10      (0.18)       (0.68)        (0.86)            1.24
10/31/96                 12.92      0.11          1.27          1.38      (0.12)       (0.24)        (0.36)            1.02
10/31/95                 13.20      0.11         (0.21)        (0.10)     (0.02)       (0.16)        (0.18)           (0.28)

RETAIL B
04/30/00 (unaudited)     20.80     (0.13)(2)      2.39          2.26         --        (1.19)        (1.19)            1.07
10/31/99(1)              16.85     (0.09)(2)      4.74          4.65      (0.13)       (0.57)        (0.70)            3.95

TRUST
04/30/00 (unaudited)     21.18      0.01(2)       2.41          2.42      (0.16)       (1.19)        (1.35)            1.07
10/31/99                 17.00      0.10(2)       4.80          4.90      (0.15)       (0.57)        (0.72)            4.18
10/31/98                 15.33      0.14          1.98          2.12      (0.09)       (0.36)        (0.45)            1.67
10/31/97                 14.01      0.08          2.12          2.20      (0.20)       (0.68)        (0.88)            1.32
10/31/96                 12.98      0.17          1.30          1.47      (0.20)       (0.24)        (0.44)            1.03
10/31/95                 13.20      0.16         (0.18)        (0.02)     (0.04)       (0.16)        (0.20)           (0.22)

PRIME A
04/30/00 (unaudited)     20.98     (0.01)(2)      2.38          2.37      (0.12)       (1.19)        (1.31)            1.06
10/31/99(1)              16.85      0.06(2)       4.79          4.85      (0.15)       (0.57)        (0.72)            4.13

PRIME B
04/30/00 (unaudited)     20.85     (0.10)(2)      2.37          2.27         --        (1.19)        (1.19)            1.08
10/31/99(1)              16.85     (0.08)(2)      4.78          4.70      (0.13)       (0.57)        (0.70)            4.00



                                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                       ----------------------------------------------
                                                                        RATIO OF NET     RATIO OF       RATIO OF
                                                                         INVESTMENT      OPERATING      OPERATING
                                                                        INCOME (LOSS)     EXPENSES       EXPENSES
                                                          NET ASSETS,     INCLUDING      INCLUDING      EXCLUDING
                        NET ASSET VALUE,                 END OF PERIOD REIMBURSEMENT/ REIMBURSEMENT/ REIMBURSEMENT/    PORTFOLIO
                         END OF PERIOD   TOTAL RETURN(A)  (IN 000'S)       WAIVER         WAIVER         WAIVER      TURNOVER RATE
                        ---------------- --------------- ------------- -------------- -------------- --------------  -------------
RETAIL A
04/30/00 (unaudited)        $21.95           11.23%**      $119,486       (0.33)%*        1.31%*          1.56%*          20%**
10/31/99                     20.86           29.04%          89,327        0.03%          1.48%           1.73%           45%
10/31/98                     16.75           13.64%          66,541        0.39%          1.48%           1.73%           49%
10/31/97                     15.18           15.88%          56,592        0.03%          1.60%           1.85%           45%
10/31/96                     13.94           10.86%          35,144        0.78%          1.70%           1.98%          146%
10/31/95                     12.92           (0.64)%         30,104        0.84%          1.76%           2.03%           48%

RETAIL B
04/30/00 (unaudited)         21.87           10.86%**         6,821       (1.10)%*        2.08%*          2.71%*          20%**
10/31/99(1)                  20.80           28.41%           2,189       (0.45)%         1.96%           2.70%           45%

TRUST
04/30/00 (unaudited)         22.25           11.49%**       639,924        0.10%*         0.88%*          1.13%*          20%**
10/31/99                     21.18           29.71%         501,776        0.54%          0.97%           1.22%           45%
10/31/98                     17.00           14.32%         345,692        0.91%          0.96%           1.21%           49%
10/31/97                     15.33           16.60%         265,124        0.57%          1.06%           1.32%           45%
10/31/96                     14.01           11.51%         172,561        1.40%          1.08%           1.36%          146%
10/31/95                     12.98           (0.02)%         89,614        1.36%          1.22%           1.48%           48%

PRIME A
04/30/00 (unaudited)         22.04           11.34%**            16       (0.11)%*        1.09%*          1.93%*          20%**
10/31/99(1)                  20.98           29.73%              12        0.34%          1.17%           2.03%           45%

PRIME B
04/30/00 (unaudited)         21.93           10.93%**           495       (0.85)%*        1.83%*          2.16%*          20%**
10/31/99(1)                  20.85           28.74%             458       (0.38)%         1.89%           2.27%           45%

-------------------------------------------------------------------------------

*       Annualized
**      Not Annualized
(1)     The Fund began issuing Retail B, Prime A and Prime B Shares on November 1, 1998.
(2)     The selected per share data was calculated using the weighted average shares outstanding method for the year. (A)
        Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, Prime A Shares and Prime B
        Shares.
(B)     Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997,
        1996 and 1995 were $(0.07), $(0.04), $0.03, $(0.01), $0.07 and $0.08, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended
        April 30, 2000 (unaudited) and the year ended October 31, 1999 were $(0.20) and $(0.25), respectively. Net investment income
        (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the
        six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $(0.02),
        $0.06, $0.10, $0.04, $0.13 and $0.13, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Prime A Shares for the six months ended April 30, 2000 (unaudited) and the year ended October 31, 1999 were $(0.11) and $(0.09), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Prime B Shares for the six months ended
        April 30, 2000 (unaudited) and the year ended October 31, 1999 were $(0.14) and $(0.16), respectively.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      72-73

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                                        ------------------------------------   --------------------------------------

                                                        NET                                   DIVIDENDS
                             NET           NET      REALIZED AND                DIVIDENDS     IN EXCESS   DIVIDENDS
                         ASSET VALUE,  INVESTMENT    UNREALIZED    TOTAL FROM    FROM NET      OF NET      FROM NET
                           BEGINNING     INCOME    GAIN (LOSS0 ON  INVESTMENT   INVESTMENT   INVESTMENT    REALIZED       TOTAL
                           OF PERIOD    (LOSS)(B)    INVESTMENTS   OPERATIONS     INCOME       INCOME    CAPITAL GAINS   DIVIDENDS
                         ------------  ----------  --------------  ----------   ----------   ----------  -------------   ---------
RETAIL A
04/30/00 (unaudited)        $12.98     $   --(2)(4)    $ 1.94        $ 1.94       $(0.01)      $   --       $(1.36)       $(1.37)
10/31/99                     13.53       0.02            0.73          0.75        (0.03)          --        (1.27)        (1.30)
10/31/98                     18.29       0.08           (2.08)        (2.00)       (0.08)          --        (2.68)        (2.76)
10/31/97                     14.75      (0.04)(2)        5.72          5.68           --           --        (2.14)        (2.14)
10/31/96(1)                  12.68       0.01            2.95          2.96        (0.02)          --        (0.87)        (0.89)
10/31/95                     11.06      (0.02)           2.21          2.19           --           --        (0.57)        (0.57)

RETAIL B
04/30/00 (unaudited)         12.96      (0.05)(2)        1.94          1.89           --           --        (1.36)        (1.36)
10/31/99(3)                  13.59      (0.04)           0.68          0.64           --           --        (1.27)        (1.27)

TRUST
04/30/00 (unaudited)         13.07       0.03(2)         1.95          1.98        (0.02)          --        (1.36)        (1.38)
10/31/99                     13.61       0.05            0.74          0.79        (0.06)          --        (1.27)        (1.33)
10/31/98                     18.37       0.11           (2.06)        (1.95)       (0.13)          --        (2.68)        (2.81)
10/31/97                     14.76       0.01(2)         5.74          5.75           --           --        (2.14)        (2.14)
10/31/96(1)                  12.71       0.05            2.97          3.02        (0.05)       (0.01)       (0.91)        (0.97)
10/31/95                     11.07       0.01            2.21          2.22        (0.01)          --        (0.57)        (0.58)

PRIME A
04/30/00 (unaudited)         13.04       0.01(2)         1.95          1.96        (0.01)          --        (1.36)        (1.37)
10/31/99(3)                  13.59       0.03            0.73          0.76        (0.04)          --        (1.27)        (1.31)

PRIME B
04/30/00 (unaudited)         12.98      (0.04)(2)        1.95          1.91           --           --        (1.36)        (1.36)
10/31/99(3)                  13.59      (0.05)           0.71          0.66           --           --        (1.27)        (1.27)


                       NET INCREASE                                      NET ASSETS,
                     (DECREASE) IN NET NET ASSET VALUE,                  END OF PERIOD
                        ASSET VALUE      END OF PERIOD  TOTAL RETURN(A)   (IN 000'S)
                      --------------   ---------------- ---------------  -------------
RETAIL A
04/30/00 (unaudited)     $ 0.57             $13.55          15.94%**        $87,188
10/31/99                  (0.55)             12.98           5.68%           80,870
10/31/98                  (4.76)             13.53         (12.52)%          87,781
10/31/97                   3.54              18.29          43.58%           63,658
10/31/96(1)                2.07              14.75          24.77%           34,402
10/31/95                   1.62              12.68          21.27%           27,546

RETAIL B
04/30/00 (unaudited)       0.53              13.49          15.58%**          2,491
10/31/99(3)               (0.63)             12.96           4.80%            1,637

TRUST
04/30/00 (unaudited)       0.60              13.67          16.22%**        285,963
10/31/99                  (0.54)             13.07           6.02%          255,268
10/31/98                  (4.76)             13.61         (12.07)%         202,385
10/31/97                   3.61              18.37          44.08%          189,257
10/31/96(1)                2.05              14.76          25.22%          137,341
10/31/95                   1.64              12.71          21.52%          121,364

PRIME A
04/30/00 (unaudited)       0.59              13.63          16.07%**            179
10/31/99(3)               (0.55)             13.04           5.80%              175

PRIME B
04/30/00 (unaudited)       0.55              13.53          15.73%**            155
10/31/99(3)               (0.61)             12.98           4.96%              190


                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                     ----------------------------------------------

                      RATIO OF NET      RATIO OF         RATIO OF
                       INVESTMENT       OPERATING        OPERATING
                         INCOME         EXPENSES         EXPENSES
                        INCLUDING       INCLUDING        EXCLUDING
                      REIMBURSEMENT/  REIMBURSEMENT/   REIMBURSEMENT/     PORTFOLIO
                          WAIVER          WAIVER           WAIVER       TURNOVER RATE
                      --------------  --------------   --------------   -------------
RETAIL A
04/30/00 (unaudited)        --%*          1.37%*           1.58%*            24%**
10/31/99                  0.13%           1.31%            1.59%             42%
10/31/98                  0.38%           1.31%            1.45%             33%
10/31/97                 (0.25)%          1.30%            1.52%             52%
10/31/96(1)               0.08%           1.40%            1.55%             39%
10/31/95                 (0.19)%          1.35%            1.85%             32%

RETAIL B
04/30/00 (unaudited)     (0.80)%*         2.17%*           2.45%*            24%**
10/31/99(3)              (0.66)%          2.10%            2.88%             42%

TRUST
04/30/00 (unaudited)      0.42%*          0.95%*           0.95%*            24%**
10/31/99                  0.47%           0.97%            0.97%             42%
10/31/98                  0.73%           0.96%            0.96%             33%
10/31/97                  0.09%           0.96%            0.96%             52%
10/31/96(1)               0.45%           1.05%            1.06%             39%
10/31/95                  0.07%           1.10%            1.35%             32%

PRIME A
04/30/00 (unaudited)      0.21%*          1.16%*           1.34%*            24%**
10/31/99(3)               0.26%           1.18%            1.40%             42%

PRIME B
04/30/00 (unaudited)     (0.55)%*         1.92%*           2.42%*            24%**
10/31/99(3)              (0.49)%          1.93%            2.49%             42%


-------------------------------------------------------------------------------

*       Annualized
**      Not Annualized
(1)     The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of the
        Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the
        Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the
        Galaxy Small Cap Value Fund.
(2)     The selected per share data was calculated using the weighted average shares outstanding method for the periods indicated.
(3)     The Fund began issuing Retail B, Prime A and Prime B Shares on November 1, 1998.
(4)     Net investment income per share is less than $0.005.
(A)     Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, Prime A Shares and Prime B
        Shares.
(B)     Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997,
        1996 and 1995 were $(0.01)(2), $(0.02), $0.05, $(0.02)(2), $0.01 and $(0.08), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 2000 (unaudited) and the year ended October 31, 1999 were $(0.07)(2) and $(0.09), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
        Trust Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and
        1995 were $0.03(2), $0.05, $0.11, $0.05(2), $0.05 and $(0.03), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Prime A Shares for the six months ended
        April 30, 2000 (unaudited)and the year ended October 31, 1999 were $0.00(2)(4) and $0.00, respectively. Net investment
        (loss) per share before reimbursement/ waiver of fees by the Investment Advisor and/or Administrator for Prime B Shares for
        the six months ended April 30, 2000 (unaudited) and the year ended October 31, 1999 were $(0.07)(2) and $(0.10), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      74-75

SMALL COMPANY EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     INCOME FROM INVESTMENT OPERATIONS       LESS DISTRIBUTIONS
                                     ---------------------------------   --------------------------
                                                   NET
                           NET         NET     REALIZED AND              DISTRIBUTIONS                      NET
                       ASSET VALUE, INVESTMENT  UNREALIZED    TOTAL FROM     FROM                    INCREASE (DECREASE)
                         BEGINNING    INCOME   GAIN (LOSS) ON INVESTMENT NET REALIZED      TOTAL           IN NET
                         OF PERIOD    LOSS(B)   INVESTMENTS   OPERATIONS CAPITAL GAINS DISTRIBUTIONS     ASSET VALUE
                       ------------ ---------- -------------- ---------- ------------- ------------- -------------------
RETAIL A
04/30/00 (unaudited)      $15.66      $(0.13)      $ 8.06       $ 7.93      $   --        $   --          $ 7.93
10/31/99                   13.63       (0.23)        2.26         2.03          --            --            2.03
10/31/98                   20.94       (0.19)       (4.86)       (5.05)      (2.26)        (2.26)          (7.31)
10/31/97                   19.96       (0.18)        3.54         3.36       (2.38)        (2.38)           0.98
10/31/96                   16.28       (0.14)        3.99         3.85       (0.17)        (0.17)           3.68
10/31/95                   12.35       (0.09)        4.21         4.12       (0.19)        (0.19)           3.93

RETAIL B
04/30/00 (unaudited)       15.31       (0.19)        7.88         7.69          --            --            7.69
10/31/99                   13.39       (0.34)        2.26         1.92          --            --            1.92
10/31/98                   20.73       (0.30)       (4.78)       (5.08)      (2.26)        (2.26)          (7.34)
10/31/97                   19.91       (0.21)        3.41         3.20       (2.38)        (2.38)           0.82
10/31/96(1)                17.27       (0.19)(2)     2.83         2.64          --            --            2.64

TRUST
04/30/00 (unaudited)       16.13       (0.08)        8.31         8.23          --            --            8.23
10/31/99                   13.96       (0.16)        2.33         2.17          --            --            2.17
10/31/98                   21.32       (0.14)       (4.96)       (5.10)      (2.26)        (2.26)          (7.36)
10/31/97                   20.20       (0.11)        3.61         3.50       (2.38)        (2.38)           1.12
10/31/96                   16.38       (0.09)        4.08         3.99       (0.17)        (0.17)           3.82
10/31/95                   12.36       (0.04)        4.25         4.21       (0.19)        (0.19)           4.02



                                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                       ----------------------------------------------
                                                                        RATIO OF NET     RATIO OF       RATIO OF
                                                                         INVESTMENT      OPERATING      OPERATING
                                                                        INCOME (LOSS)     EXPENSES       EXPENSES
                                                          NET ASSETS,     INCLUDING      INCLUDING      EXCLUDING
                        NET ASSET VALUE,                 END OF PERIOD REIMBURSEMENT/ REIMBURSEMENT/ REIMBURSEMENT/    PORTFOLIO
                         END OF PERIOD   TOTAL RETURN(A)  (IN 000'S)       WAIVER         WAIVER         WAIVER      TURNOVER RATE
                        ---------------- --------------- ------------- -------------- -------------- --------------  -------------
RETAIL A
04/30/00 (unaudited)        $23.59           50.77%**       $127,636       (1.11)%*        1.42%*         1.42%*          46%**
10/31/99                     15.66           14.89%           87,921       (1.41)%         1.53%          1.54%          105%
10/31/98                     13.63          (26.26)%          95,831       (1.13)%         1.46%          1.47%           78%
10/31/97                     20.94           19.08%          135,593       (1.02)%         1.46%          1.48%           69%
10/31/96                     19.96           23.97%          111,101       (1.03)%         1.57%          1.57%           82%
10/31/95                     16.28           34.01%           45,668       (0.85)%         1.60%          1.64%           54%

RETAIL B
04/30/00 (unaudited)         23.00           50.23%**         19,071       (1.86)%*        2.17%*         2.19%*          46%**
10/31/99                     15.31           14.34%           12,212       (2.04)%         2.16%          2.32%          105%
10/31/98                     13.39          (26.72)%          12,565       (1.78)%         2.11%          2.16%           78%
10/31/97                     20.73           18.23%           14,731       (1.76)%         2.20%          2.44%           69%
10/31/96(1)                  19.91           15.34%**          3,659       (1.50)%*        2.04%*         2.44%*          82%

TRUST
04/30/00 (unaudited)         24.36           51.02%**        408,401       (0.71)%*        1.02%*         1.02%*          46%**
10/31/99                     16.13           15.54%          233,326       (1.00)%         1.12%          1.12%          105%
10/31/98                     13.96          (26.00)%         222,675       (0.76)%         1.09%          1.09%           78%
10/31/97                     21.32           19.59%          310,751       (0.65)%         1.09%          1.12%           69%
10/31/96                     20.20           24.69%          174,990       (0.60)%         1.14%          1.14%           82%
10/31/95                     16.38           34.73%           94,831       (0.37)%         1.12%          1.12%           54%

-------------------------------------------------------------------------------

*       Annualized
**      Not Annualized
(1)     The Fund began issuing Retail B Shares on March 4, 1996.
(2)     The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A)     Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(B)     Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
        Retail A Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $(0.13), $(0.23), $(0.19), $(0.18), $(0.14) and $(0.09), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended
        April 30, 2000, (unaudited), the years ended October 31, 1999, 1998 and 1997 and the period ended October 31, 1996 were
        $(0.19), $(0.37), $(0.30), $(0.24) and $(0.24)(2), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $(0.08), $(0.16), $(0.14), $(0.11), $(0.09) and $(0.04),
        respectively.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      76-77

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

  The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Small Cap Value and Small Company Equity Funds (individually, a "Fund," collectively, the "Funds") only.

  Each Fund is authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares) except the Asset Allocation Fund, Growth and Income Fund and International Equity Fund, each of which is authorized to issue six series of shares (Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares). Currently, the Asset Allocation, Growth and Income and International Equity Funds offer all six series of authorized shares, the Equity Growth and Small Cap Value Funds offer all five series of authorized shares and the Equity Income, Strategic Equity, Equity Value and Small Company Equity Funds offer Trust Shares, Retail A Shares, and Retail B Shares. Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Prime A Shares are subject to a maximum 5.50% front-end sales charge, (iii) Retail B Shares and Prime B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iv) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares and eight years after purchase, Prime B Shares will convert automatically to Prime A Shares. BKB Shares of the Asset Allocation, Growth and Income and International Equity Funds will convert to Retail A Shares of the same Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into the Trust provided that prior thereto the Board of Trustees of the Trust has determined that such conversion is in the best interest of the holders of such BKBShares. No BKB Shares of the Asset Allocation, Growth and Income and International Equity Funds were issued prior to the date of this report.

2.   SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

  PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The International Equity Fund may enter into forward foreign currency exchange contracts whereby the Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

  FOREIGN CURRENCY TRANSLATION: The books and records of the International Equity Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of

NOTES TO FINANCIAL STATEMENTS

unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

  DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series of a Fund and are declared and paid quarterly, with the exception of the International Equity Fund which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

  REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

  ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES, DISTRIBUTION AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, Small Cap Value and Small Company Equity Funds (See Note 4).

  The Trust pays the Investment Advisor a fee, computed daily and paid monthly, with respect to the International Equity Fund at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such net assets, plus 0.85% of net assets in excess of $100 million.

  The Investment Advisor has entered into a sub-advisory agreement with Oechsle International Advisors, LLC ("Oechsle") with respect to the International Equity Fund pursuant to which the Investment Advisor pays fees to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the Fund's average daily net assets, plus 0.35% of net assets in excess of $50 million. FleetBoston Financial Corporation owns an interest in Oechsle.

  The Trust and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), are parties to an administration agreement under which PFPC Inc. (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3

NOTES TO FINANCIAL STATEMENTS

billion of combined average daily net assets and 0.0575% of combined average daily net assets in excess of $18 billion. Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed it's name to PFPC Inc.

  In addition, PFPC Inc. also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, PFPC Inc. compensates the Trust's custodian bank, The Chase Manhattan Bank for its services.

  Provident Distributors, Inc. (the "Distributor") acts as the exclusive distributor of the Trust's shares. Prior to December 1, 1999, First Data Distributors, Inc., a wholly-owned subsidiary of First Data Investor Services Group, Inc., acted as the exclusive distributor of the Trust's shares.

  The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide shareholder liaison and/or administrative support services to their customers who beneficially own Retail A Shares, at an aggregate annual rate not to exceed 0.50% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

  The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Funds. Under the 12b-1 Plan, the Trust may pay
(i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each Fund's outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.30% of the average daily net asset value of Retail B Shares of the Fund owned of record or beneficially by customers of institutions. For the six months ended April 30, 2000, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                          SERVICES         12B-1 PLAN
                          --------         ----------
                            PLAN     SERVICES   DISTRIBUTION
                            ----     --------   ------------

Asset Allocation         $ 532,774  $ 130,509    $ 309,682
Equity Income              284,009      5,041       11,416
Growth and Income          326,263     85,530      202,634
Strategic Equity            10,942      2,092        4,672
Equity Value               358,396     45,104      102,864
Equity Growth              667,710    123,131      292,261
International Equity       139,329      5,287       13,141
Small Cap Value            118,302      2,975        6,917
Small Company Equity       156,163     23,191       55,541

  The Trust has adopted a distribution plan (the "Prime A Shares Plan") with respect to Prime A Shares of the Funds. Under the Prime A Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime A Shares. Payments by the Trust under the Prime A Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. The Trust, under direction of the Board of Trustees, is currently limiting each Fund's payments under the Prime A Shares Plan to an annual rate of not more than 0.25% (on an annualized basis) of the average daily net asset value of each Fund's outstanding Prime A Shares.

  The Trust has adopted a distribution and services plan (the "Prime B Shares Plan") with respect to the Prime B Shares of the Funds. Under the Prime B Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime B Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed the annual rate of 0.75% of the aver-

NOTES TO FINANCIAL STATEMENTS

age daily net assets attributable to each Fund's outstanding Prime B Shares.
The fees paid to institutions for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Prime B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of institutions. For the six months ended April 30, 2000, the Funds paid fees under the Prime A Shares Plan and Prime B Shares Plan as follows:

                           PRIME A      PRIME B SHARES PLAN
                           -------      -------------------
                         SHARES PLAN   SERVICES  DISTRIBUTION
                         -----------   --------  ------------
Asset Allocation           $ 252       $ 679       $ 2,037
Growth and Income            188         160           480
Equity Growth                148         447         1,343
International Equity          19         642         1,925
Small Cap Value              225         228           685

  The Trust has adopted a shareholder services plan (the "BKB Plan") with respect to BKB Shares of the Asset Allocation, Growth and Income and International Equity Funds. The BKB Plan provides compensation to institutions (including Fleet Bank and its affiliates) which provide shareholder liaison and/or administrative support services to their customers who beneficially own BKB Shares at an aggregate annual rate not to exceed 0.50% of the average daily net asset value of the outstanding BKB Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the BKB Plan with respect to each Fund to an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding BKB Shares beneficially owned by such customers. As of the date of this report, no payments have been made under the BKB Plan.

  Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate PFPC Inc. for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the six months ended April 30, 2000, transfer agent charges for each series (other than BKB Shares which had not been issued prior to the date of this report) were as follows:



                         RETAIL A    RETAIL B       TRUST
                         --------    --------       -----

Asset Allocation        $ 235,532    $ 77,390     $277,809
Equity Income             138,093       4,488        6,152
Growth and Income         229,523      71,452      241,832
Strategic Equity           13,097       3,134           46
Equity Value              233,011      48,640      188,582
Equity Growth             395,791     129,807      306,434
International Equity      123,977      14,553      155,549
Small Cap Value           168,609       6,632       57,526
Small Company Equity      154,195      30,529      192,277

                          PRIME A        PRIME B
                          -------        -------

Asset Allocation           $ 172          $ 577
Growth and Income             75            123
Equity Growth                 62            256
International Equity          47            213
Small Cap Value              170            473

  Certain officers of the Trust are officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the six months ended April 30, 2000 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

  Pursuant to procedures adopted by the Board of Trustees and in accordance with the Investment Company Act of 1940, as amended, certain Funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., an affiliate of the Investment Advisor. The commissions paid to Quick & Reilly Institutional Trading for the six months ended April 30, 2000 were as follows:

NOTES TO FINANCIAL STATEMENTS

  FUND               COMMISSIONS      FUND                COMMISSIONS
  ----               -----------      ----                -----------

  Asset Allocation    $ 58,584        Strategic Equity      $13,980
  Equity Income        160,416        Equity Growth          34,045
  Growth and Income     92,764
  Equity Value         240,382

4.   WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

  Fleet and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary waivers and/or expense reimbursements at any time. For the six months ended April 30, 2000, Fleet and/or its affiliates and/or the Administrator waived fees and/or reimbursed expenses with respect to the Funds as follows:

  FUND                FEES WAIVED  EXPENSES REIMBURSED
-------               -----------  -------------------

Asset Allocation          $ 732        $     --
Equity Income                --           1,454
Growth and Income           191         124,870
Strategic Equity         84,286           9,661
Equity Value                 --           5,963
Equity Growth               309              --
International Equity    907,063           5,285
Small Cap Value           1,021          91,816
Small Company Equity         --           1,573

5.   SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into forty classes of shares, each consisting of one or more series.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of a Fund bear the expense of payments under the Services Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, Prime A Shares of a Fund bear the expense of payments under the Prime A Shares Plan, Prime B Shares of a Fund bear the expense of payments under the Prime B Shares Plan, BKB Shares of a Fund bear the expense of payments under the BKB Plan and Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of the Fund each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.   PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for six months ended April 30, 2000 were as follows:

                                             PURCHASES                          SALES
                                  ------------------------------  -------------------------------
FUND                              U.S. GOVERNMENT      OTHER       U.S. GOVERNMENT      OTHER
-----                             --------------- --------------  ---------------- --------------
Asset Allocation ..............    $ 145,363,191   $ 97,665,587     $ 160,193,497  $ 111,440,768
Equity Income .................               --     99,773,323         2,000,000    110,225,545
Growth and Income .............               --     42,028,819                --     52,270,983
Strategic Equity ..............               --     39,855,059                --     34,958,770
Equity Value ..................               --    141,909,905                --    209,099,327
Equity Growth .................               --    425,637,782                --    376,408,708
International Equity ..........               --    223,358,267                --    135,040,311
Small Cap Value ...............               --     81,600,670                --     86,681,399
Small Company Equity ..........               --    233,985,000                --    222,134,679

NOTES TO FINANCIAL STATEMENTS

  The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at April 30, 2000 for each Fund is as follows:

FUND                                 APPRECIATION   (DEPRECIATION)         NET          COST
-----                                ------------   -------------    ------------  ------------
Asset Allocation ...............    $ 182,119,844  $ (16,943,146)   $ 165,176,698  $ 585,059,432
Equity Income ..................       55,245,507    (15,250,135)      39,995,372    270,501,189
Growth and Income ..............      174,220,281    (48,854,734)     125,365,547    471,080,428
Strategic Equity ...............       13,885,446     (9,438,658)       4,446,788     88,637,153
Equity Value ...................      125,121,840    (34,563,290)      90,558,550    445,209,197
Equity Growth ..................      831,542,526    (57,568,906)     773,973,620  1,160,970,505
International Equity ...........      233,134,821    (57,714,950)     175,419,871    593,077,534
Small Cap Value ................       64,105,921    (66,361,257)      (2,255,336)   377,364,193
Small Company Equity ...........      157,222,423    (68,977,724)      88,244,699    473,414,237

7.   FEDERAL TAX INFORMATION

  At October 31, 1999, the Small Company Equity Fund had capital loss carryforwards of $33,481,372 and $2,671,948, which expire in 2006 and 2007, respectively.

8.   FOREIGN SECURITIES

  Each Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

9.   LINE OF CREDIT

  Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29,1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee based on the average daily unused portion of the line of credit is computed daily and paid quarterly at an annual rate of 0.10%, and allocated among the Funds based on average daily net assets. For the period ended April 30, 2000, no borrowings have been made by the Funds against the line of credit.

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[GRAPHIC OMITTED]
GALAXY
FUNDS
  4400 COMPUTER DRIVE
  P.O. BOX 5108
  WESTBOROUGH, MA 01581-5108


SEMIANEQU (7/1/00)

-------------------
BULK RATE
U.S. POSTAGE PAID
PERMIT NO. 105
NORTH READING, MA
-------------------


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